Registration Nos. 33-83412
                                                                        811-8736
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------


                                    FORM N-6

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         POST-EFFECTIVE AMENDMENT NO. 9

                FOR REGISTRATION UNDER THE INVESTMENT COMPANY ACT OF 1940
                         POST-EFFECTIVE AMENDMENT NO. 1


                                  ------------

                         THE GUARDIAN SEPARATE ACCOUNT K
                              (Exact Name of Trust)

                                  ------------

                 THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.
                               (Name of Depositor)

                   7 Hanover Square, New York, New York 10004
                (Complete Address of Principal Executive Offices)

                                  ------------

                          RICHARD T. POTTER, JR., ESQ.
                 The Guardian Insurance & Annuity Company, Inc.
                                7 Hanover Square
                            New York, New York 10004
                     (Name and address of agent for service)

                                    Copy to:
                                   Steve Roth
                          Sutherland, Asbill & Brennan
                         1275 Pennsylvania Avenue, N.W.
                             Washington, D.C. 20004

                                  ------------

     It is proposed that this filing will become effective (check appropriate box):

          |_|  immediately upon filing pursuant to paragraph (b), or

          |_|  on May 1, 2004 pursuant to paragraph (b)
          |X| 60 days after filing pursuant to paragraph (a)(i), or |_| on ____________ pursuant to paragraph (a)(i) of Rule 485
               (80 days after filing)


     If appropriate, check the following box:

          |_| this post-effective amendment designates a new effective date for a previously-filed post-effective amendment.

                                  ------------


     The Registrant has registered an indefinite number of its shares under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The notice required by such rule for the Registrant's most recent fiscal year was filed on ____________, 2004.


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


PART A: INFORMATION REQUIRED IN A PROSPECTUS

Form N-6 Item                                                             Heading in Prospectus

Item 1. Front and Back Cover Pages
           (a) Front Cover Page ......................................    Front Cover Page
           (b) Back Cover Page .......................................    Back Cover Page
Item 2. Risk/Benefit Summary: Benefits and Risks
           (a) Contract Benefits .....................................    Policy Summary
           (b) Contract Risks ........................................    Policy Summary
           (c) Portfolio Company Risks ...............................    Policy Summary
Item 3. Risk/Benefit Summary: Fee Table ..............................    Charges and Deductions Table
Item 4. General Description of Registrant, Depositor and Portfolio
        Companies
           (a) Depositor .............................................    Front Cover Page; SAI
           (b) Registrant ............................................    The Variable Investment Options
           (c) Portfolio Companies ...................................    The Variable Investment Options; SAI
           (d) Portfolio Company Prospectus ..........................    The Variable Investment Options; SAI
           (e) Voting ................................................    Voting Rights
Item 5. Charges
           (a) Description ...........................................    Charges and Deductions Tables; Premiums, Deductions and
                                                                          Charges
           (b) Portfolio Company Charges .............................    Charges and Deductions Tables; Deductions and Charges
           (c) Incidental Insurance charges ..........................    Charges and Deductions Tables; Deductions and Charges; SAI
Item 6. General Description of Contract
           (a) Contract Rights .......................................    Benefits and Policy Values; Policy Summary
           (b) Contract Limitations ..................................    Benefits and Policy Values; Policy Summary
           (c) Contracts or Registrant Changes .......................    The Policyowner; The Beneficiary
           (d) Other Benefits ........................................    Benefits and Policy Values
           (e) Class of Purchasers ...................................    Deductions and Charges
Item 7. Premiums
           (a) Purchase Procedures ...................................    Issuing the Policy; Premiums
           (b) Premium Amount ........................................    Premiums
           (c) Premium Payment Plans .................................    Premiums
           (d) Premium Due Dates .....................................    Premiums
           (e) Automatic Premium Loans ...............................    N/A
           (f) Sub-Account Valuation .................................    Policy Values
Item 8. Death Benefits and Contract Values
           (a) Death Benefits ........................................    Benefits and Policy Values; Payment Options
           (b) Charges and Contract Values ...........................    Deductions and Charges; Charges and Deduction Tables
Item 9. Surrenders, Partial Surrenders, and Partial Withdrawals
           (a) Surrender .............................................    Surrendering Your Policy
           (b) Partial Surrender and Withdrawal ......................    Surrendering Your Policy; Partial Withdrawals
           (c) Effect of Partial Surrender and Withdrawal ............    Surrendering Your Policy; Partial Withdrawals
           (d) Sub-Account Allocation ................................    Premiums (How Your Premiums Are Allocated)
           (e) Revocation Rights .....................................    Your right to Cancel Your Policy
Item 10. Loans
           (a) Availability of Loans .................................    Policy Loans
           (b) Limitations ...........................................    Policy Loans
           (c) Interest ..............................................    Policy Loans
           (d) Effect on Cash Value and Death Benefit ................    Policy Loans
           (e) Procedures ............................................    Policy Loans
Item 11. Lapse and Reinstatement
           (a) Lapse .................................................    Premiums (Default)
           (b) Lapse Options .........................................    Premiums (Default)
           (c) Effect of Lapse .......................................    Premiums (Default)
           (d) Reinstatement .........................................    N/A
Item 12. Taxes
           (a) Tax Consequences ......................................    Tax Considerations; Policy Summary
           (b) Effect ................................................    Tax Considerations; Policy Summary
Item 13. Legal Proceedings ...........................................    Legal Proceedings
Item 14. Financial Statements ........................................    Financial Statements; SAI

PART B Information Required in a Statement of Additional Information Form N-6 Item ______________

                                                                          Heading in Statement of Additional Information

Item 15. Cover Page and Table of Contents
           (a) Cover Page ............................................    Cover Page
           (b) Table of Contents .....................................    Cover Page
Item 16. General Information and History
           (a) Depositor .............................................    About GIAC
           (b) Registrant ............................................    About GIAC
           (c) History of Depositor and Registrant ...................    About GIAC
           (d) Ownership of Sub-Account Assets .......................    See Prospectus; The Variable Investment Options
           (e) Control of Depositor ..................................    About GIAC
Item 17. Services
           (a) Expenses Paid by Third Parties ........................    N/A
           (b) Service Agreements ....................................    Other Information about the Policies (Administrative
                                                                          Services)
           (c) Other Service Providers ...............................    Other Information about the Policies (other agreements)
Item 18. Premiums
           (a) Administrative Procedures .............................    See Prospectus: Issuing the Policy; The Policyowner; the
                                                                          Beneficiary
           (b) Automatic Premium Loans ...............................    N/A
Item 19. Additional Information About Operation of Contracts and
         Registrant
           (a) Incidental Benefits ...................................    See Prospectus: Appendix B
           (b) Surrender and Withdrawal ..............................    See Prospectus: Surrendering Your Policy; Partial
                                                                          Withdrawals; Additional Information about the Policy
           (c) Material Contracts Relating to the Registrant .........    N/A
Item 20. Underwriters
           (a) Identification ........................................    Distribution of the policy and other contractual
                                                                          arrangements; See also Prospectus
           (b) Offering and Commissions ..............................    Distribution of the policy and other contractual
                                                                          arrangements; See also Prospectus
           (c) Other Payments ........................................    Distribution of the policy and other contractual
                                                                          arrangements; See also Prospectus
           (d) Commissions to Dealers ................................    Distribution of the policy and other contractual
                                                                          arrangements; See also Prospectus
Item 21. Additional Information about Charges
           (a) Sales Load ............................................    Additional Information about Charges
           (b) Special Purchase Plans ................................    Additional Information about Charges (Premium Charges)
           (c) Underwriting Procedures ...............................    Additional Information about Charges (Special provisions
                                                                          for group or sponsored arrangements)
           (d) Increases in Face Amount ..............................    Additional Information about the Policy; See also
                                                                          Prospectus: Increasing the Face Amount
Item 22. Lapse and Reinstatement .....................................    See Prospectus: Premiums
Item 23. Loans
           (a) Loan Provisions .......................................    See Prospectus: Policy Loans
           (b) Amount Available ......................................    See Prospectus: Policy Loans
           (c) Effect on Cash Value and Sub-Accounts .................    See Prospectus: Policy Loans
           (d) Interest ..............................................    See Prospectus: Policy Loans
           (e) Other Effects .........................................    See Prospectus: Policy Loans
Item 24. Financial Statements
           (a) Registrant ............................................    Financial Statements of The Guardian Separate Account K
           (b) Depositor .............................................    Consolidated Financial of The Guardian Insurance &
                                                                          Annuity Company, Inc.
Item 25. Performance Data
           (a) Calculation ...........................................    Additional Information (Advertising Practices); Appendix A
           (b) Quotation .............................................    Additional Information (Advertising Practices); Appendix A
Item 26. Illustrations
           (a) Narrative Information .................................    See Prospectus: Illustrations and Appendix C
           (b) Headings ..............................................    See Prospectus: Illustrations and Appendix C
           (c) Premiums, Ages ........................................    See Prospectus: Illustrations and Appendix C
           (d) Rating Classifications ................................    See Prospectus: Illustrations and Appendix C
           (e) Years .................................................    See Prospectus: Illustrations and Appendix C
           (f) Illustrated Values ....................................    See Prospectus: Illustrations and Appendix C
           (g) Rates of Return .......................................    See Prospectus: Illustrations and Appendix C
           (h) Portfolio Company Charges .............................    See Prospectus: Illustrations and Appendix C
           (i) Other Charges .........................................    See Prospectus: Illustrations and Appendix C
           (j) Additional Information ................................    See Prospectus: Illustrations and Appendix C

May 1, 2003

PARK AVENUE LIFE PROSPECTUS


ISSUED BY THE GUARDIAN SEPARATE ACCOUNT K

This prospectus describes PARK AVENUE LIFE, a variable whole life insurance policy with modified scheduled premiums. It provides lifetime insurance protection with a guaranteed minimum death benefit until the policy anniversary nearest the insured's 100th birthday that at least equals the face amount if policy premiums are paid when due or skipped under the Premium Skip Option, no partial withdrawals are made and there is no policy debt.


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It offers you flexibility in deciding how your premiums are invested, but you bear the risk of investment losses for any premiums or cash values allocated to the variable investment options.

A prospective purchaser should evaluate the need for life insurance and the policy's long term investment potential before buying a policy. In addition, it may not be advantageous to replace existing life insurance coverage by purchasing a Park Avenue Life policy. Variable life insurance is not a short-term investment. The policy is issued by The Guardian Insurance & Annuity Company, Inc. (GIAC), a wholly owned subsidiary of The Guardian Life Insurance Company of America (Guardian Life) through its Separate Account K (Separate Account). Our offices are located at 7 Hanover Square, New York, New York 10004. GIAC is obligated to pay all benefits under the policy.

This prospectus sets forth information that you should know about the policy before investing, and you should retain it for future reference. It must be accompanied by the current prospectuses for the variable investment options to which you may allocate all or part of your net premiums and policy account value. You can also allocate premiums and policy account value to a fixed-rate option. Special limits apply to transfers out of the fixed-rate option. Please read these prospectuses carefully before investing.

Guardian Investor Services LLC (GIS) serves as principal underwriter and distributor of the policies and offers the policies through its sales representatives or through sales representatives of broker-dealer firms that have entered into agreements with GIAC and GIS to sell the policies and who are registered with the NASD and with the states in which they do business. More information about GIS and its registered persons is available at http://www.nasdr.com or by calling 1-800-289-9999. You also can obtain an investor brochure from NASD Regulation describing its Public Disclosure Program.




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These securities have not been approved or disapproved by the Securities and
Exchange Commission or any state securities commission, nor has the Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The policy is not a deposit or obligation of, or guaranteed or endorsed by, any bank or depository institution is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involves investment risk, including possible loss of the principal amount invested.

The Securities and Exchange Commission has a Web site (http://www.sec.gov) that you may visit to view this prospectus and other information.

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

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CONTENTS
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Policy Summary ............................................................    1

Charges and Deductions Tables .............................................    x

The Park Avenue Life Policy Diagram .......................................    x


About the Park Avenue Life Policy .........................................   13
- Issuing the policy ......................................................   13
- The Policyowner .........................................................   14
- The Beneficiary .........................................................   14

Benefits and policy values ................................................   15
- Death benefit options ...................................................   15
- Minimum death benefit ...................................................   16
- The variable insurance amount ...........................................   16
- Changing your death benefit option ......................................   16
- Paying the death benefit ................................................   17
- Policy values ...........................................................   17

Premiums, deductions and charges ..........................................   20
- Premiums ................................................................   20
- Deductions and charges ..................................................   27

Your allocation options ...................................................   37
- The variable investment options .........................................   37
- The fixed-rate option ...................................................   43

Special features of your policy ...........................................   44
- Policy loans ............................................................   44
- Decreasing the face amount ..............................................   46
- Partial withdrawals .....................................................   47
- Surrendering your policy ................................................   48
- Transfers between the investment options ................................   49
- Transfers from the fixed-rate option ....................................   50
- Dollar cost averaging transfer option ...................................   51
- Policy proceeds .........................................................   52
- Policy value options ....................................................   53

- Exchanging a Policy .....................................................   54

- Payment options .........................................................   55

Tax considerations ........................................................   57
- Tax status of the policy ................................................   57
- Treatment of policy proceeds ............................................   58
- Exchanges ...............................................................   59
- Policy changes ..........................................................   59
- Estate and generation skipping transfer taxes ...........................   60
- Other tax consequences ..................................................   60
- Tax Shelter Regulations .................................................   60
- Alternative Minimum Tax .................................................   60
- Possible tax law changes ................................................   61
- GIAC's taxes ............................................................   61
- Income tax withholding ..................................................   61

Rights and responsibilities ...............................................   62

- Voting rights ...........................................................   63
- Limits to GIAC's right to challenge a policy ............................   64
- Rights reserved by GIAC .................................................   64
- Your right to cancel your policy ........................................   65

Other information .........................................................   66

- Distribution of the policies ............................................   66
- Telephone and electronic services .......................................   67
- Legal considerations for employers ......................................   69

- Illustrations ...........................................................   69
- Legal proceedings .......................................................   70
- Financial Statements ....................................................   70


Appendix A:
  Special terms used in this prospectus ...................................   73

Appendix B: Additional Benefits by Rider ..................................   xx

Appendix C: Hypothetical Illustrations ....................................   xx

Table of Contents for
  Statement of Additional Information .....................................   xx

Back Cover Page ...........................................................   xx
- Where to get more information ...........................................   xx
- How to communicate with us ..............................................   xx


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The Park Avenue Life policy may not be available in all states or jurisdictions.
This prospectus does not constitute an offering in any state or jurisdiction in which such offering may not lawfully be made. GIAC does not authorize any information or representations regarding the offering described in this prospectus other than as contained in this prospectus or any supplement thereto or in any supplemental sales material authorized by GIAC.

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

--------------------------------------------------------------------------------
SUMMARY
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THIS SUMMARY outlines the principal features of your Park Avenue Life variable life insurance policy, including policy benefits, policy risks and the risks associated with each variable investment option available under the policy. It is qualified by the detailed explanation which follows and the terms of your Park Avenue Life policy.


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Terms we've used
--------------------------------------------------------------------------------
In this document, we, us, and our refer to The Guardian Insurance & Annuity Company, Inc., and you and your refer to the policyowner. You can find definitions of special terms used in this prospectus at the end of this document. We've used italic script to highlight these terms the first time they appear in the text.

WHAT IS VARIABLE LIFE INSURANCE AND HOW DOES IT WORK?

Variable life insurance is intended to provide two important benefits:

o     a death benefit that is not taxable to your beneficiary, and

o     a cash value that can grow, with taxes on the growth being deferred.


You allocate your net premium payments (the amount that remains after we deduct premium charges from your basic scheduled premium) and cash value among the variable investment options and the fixed-rate option. Most of these options provide variable returns. That's why it's called variable life insurance.


If the investment options that you choose perform well, the cash value of your policy will increase, and the death benefit may also increase. As a variable life insurance policyowner, however, you bear the risk of investment losses to the extent that your cash values are invested in the variable options. Your policy has no guaranteed cash value.


WHAT DEDUCTIONS AND CHARGES DO YOU HAVE TO PAY?

There are various deductions and charges associated with maintaining your Park Avenue Life policy. These deductions and charges are set forth in the Charges and deductions tables and in the section titled Deductions and charges.


Benefits
--------------------------------------------------------------------------------
There are two types of insurance benefits available through this policy: death benefits and rider benefits. We pay death benefits to the beneficiary named in the policy when we receive proof that the insured has died while the policy was in force. Rider benefits offer special optional coverage in addition to the death benefit.

WHAT ARE THE INSURANCE BENEFITS UNDER YOUR POLICY?

There are two types of insurance benefits available through this policy: death benefits and rider benefits. We pay death benefits to the beneficiary named in the policy when we receive proof that the insured has died while the policy was in force. Rider benefits offer special optional coverage in addition to the death benefit. The rider benefits you choose will determine the additional amount, if any, that's paid to the beneficiary.

Death benefits

You have a choice of two death benefit options with this policy:

o under Option 1, the death benefit will at least equal your policy's face amount when the insured dies, or

o under Option 2, the death benefit is a variable amount that may grow beyond the face amount if your policy account value increases and exceeds your policy's benchmark value shown in your policy. The benchmark value is a measure we use to assess the adequacy of the funding in your policy over time. For an explanation see Special terms used in this prospectus. Under this option the death benefit will also at least equal your policy's face amount.


                                                                   -------------
SUMMARY                                                            PROSPECTUS  1
                                                                   -------------

You may choose either of these options until the policy anniversary (the anniversary each year of the date your policy was issued) closest to the insured's 100th birthday. On or after this date, the death benefit will be the policy account value.


Within certain limits, you can change your policy's death benefit option once in a policy year, after your policy has been in force for one year, and as long as the insured is still living. For more information see Death benefit options.


Rider benefits


Riders are a way to add to the coverage offered by your policy. The riders offered under this policy are set forth in Appendix B. They are subject to GIAC's insurance and policy issuing requirements, and all may not be available in all states.


Premiums for any rider benefits you buy will be included in your policy premiums, but are not allocated to the variable investment or fixed-rate options. Riders have no cash value.

Paying
premiums
--------------------------------------------------------------------------------
After you pay the first policy premium, you must pay further policy premiums once a year. You can, however, ask to pay them semi-annually, quarterly or monthly through an automatic payment plan, or at any other interval that we agree to. Within limits, you may also make unscheduled payments to your policy at any time.


WHAT ARE PREMIUMS?

Premiums are the payments you make to buy and keep your insurance in force. There are several types of premiums associated with your Park Avenue Life policy, which together form your policy premium. See Premiums.

After you pay the first policy premium, you must pay further policy premiums once a year. You can, however, ask to pay them semi-annually, quarterly or monthly through an automatic payment plan, or at any other interval that we agree to. Within limits, you may also make unscheduled payments to your policy at any time.

If you are eligible for and choose the Premium Skip Option you may, after the first policy year and under certain circumstances, "skip" paying one or more annual premiums without causing the policy to lapse or reducing the face amount. You may also pay your premiums by taking out a loan through our Automatic Premium Loan feature.


Choosing the Premium Skip Option, or the Automatic Premium Loan feature can adversely affect the overall value of your policy, but won't reduce your guaranteed death benefit or cause your policy to lapse. See Could my policy lapse?


Allocation options
--------------------------------------------------------------------------------
You choose where your net premiums and policy account value are invested. There are a number of variable investment options and a fixed-rate option. Your net premiums and policy account value may be allocated to a maximum of seven allocation options at one time, including the fixed-rate option.


WHAT ARE YOUR ALLOCATION OPTIONS?


You choose where your net premiums are invested. There are a number of variable investment options and a fixed-rate option. These options are discussed under Your allocation options. Your net premiums and policy account value may be allocated to a maximum of seven allocation options at any one time, including the fixed-rate option.

Each variable investment option invests in a series of mutual fund. The value of these options, and your policy account value in them, will vary depending on the performance of the mutual funds corresponding to the options you choose. There is no minimum guaranteed policy account value for the amounts allocated to the variable investment options and, if you invest in variable investment options, you will be subject to the risk that investment performance will be poor and that your policy account value will decrease.

You will find the investment objectives, policies, risks, fees and expenses, and a comprehensive discussion of the risks for each of these funds listed in the accompanying prospectus for that fund.



-------------
2  PROSPECTUS                                                            SUMMARY
-------------

You should read the corresponding fund prospectus carefully before investing in any variable investment option. For a summary of this information see The variable investment options.


The fixed-rate option earns a set rate of interest. You earn interest on the total that you have invested in the fixed-rate option, including interest you have earned in previous years. Interest accrues daily at a minimum annual interest rate of 4%. GIAC sets the rate of interest for the fixed-rate option and guarantees your principal and interest under this option. See The fixed rate option.

Investment Risks
--------------------------------------------------------------------------------
Investment performance in the variable investment options may be unfavorable. You could lose everything you invest. The rate of interest we declare for the fixed-rate option may deccrease to the minimum guaranteed rate.


CAN YOU TRANSFER THE MONEY IN YOUR POLICY AMONG DIFFERENT ALLOCATION OPTIONS?

Provided the money in your policy is not being held as collateral against a loan, you can transfer it among the variable investment options, and into the fixed-rate option, at any time. Your net premiums and policy account value may be allocated to up to seven allocation options at any time. We limit transfers out of the fixed-rate option. See The fixed-rate option.

Loan Risks
--------------------------------------------------------------------------------
Loans reduce the amount of policy account value available for withdrawal or surrender, or the amount we pay on the insured's death, by the amount of the indebtedness. Your policy may lapse if your indebtedness reduces the cash surrender value to zero. A loan also may have tax consequences.

Surrender and
Withdrawal Risks
--------------------------------------------------------------------------------
The policy is designed to meet long-term financial goals. Surrenders and partial withdrawals may have tax consequences, and the charges associated with surrenders may play a role in determining whether your policy will lapse.

DO YOU HAVE ACCESS TO THE MONEY YOU'VE INVESTED IN YOUR POLICY?

After your policy has been in force for one year, you may, within limits, make partial withdrawals of your policy's net cash surrender value. The net cash surrender value is your policy account value minus any surrender charges and policy debt, plus any amounts paid as policy premium assessments beyond the next monthly date. Policy debt is made up of all unpaid policy loans, plus the accumulated and unpaid interest on those loans.


You may also, within limits, borrow all or a portion of the loan value of your policy. There are risks associated with policy loans. When you take a policy loan, we transfer the amount of the loan out of the variable investment options and the fixed-rate option, and hold that amount in the Loan Collateral Account to serve as collateral. This loan collateral account does not participate in the investment experience of those allocation options and the loan, therefore, can affect the policy value and death benefit over time whether or not the loan is repaid. Loans reduce the amount of your policy account value available for withdrawal or surrender, or the amount we pay on the insured's death, by the amount of any indebtedness. Your policy may lapse (terminate without value) if your indebtedness reduces the cash surrender value to zero. If you surrender the policy or allow it to lapse while a policy loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.

Finally, you may at any time surrender your policy for the net cash surrender value. After you surrender your policy, you no longer have insurance coverage and your policy cannot be reinstated. A surrender charge applies for 12 policy years after the issue date. It is possible that you will receive no net cash surrender value if you surrender your policy in the first few policy years. You should purchase the policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the policy if you intend to surrender it or make partial withdrawals in the near future. We designed the policy to meet long-term financial goals. The policy is not suitable as a short-term investment. Surrenders and partial withdrawals may have tax consequences.



                                                                   -------------
SUMMARY                                                            PROSPECTUS  3
                                                                   -------------

Tax Risks
--------------------------------------------------------------------------------
While there is some uncertainty about the application of federal tax law to the policy, we believe it is reasonable to conclude that increases in the value of your policy should not be taxed unless you make a withdrawal (or, in some cases, take a loan) or surrender your policy before the insured dies.

HOW IS YOUR POLICY AFFECTED BY TAXES?

We believe it is reasonable to conclude that your Park Avenue Life policy will be treated as a life insurance contract under federal tax law. However, due to limited guidance, there is some uncertainty about the application of the federal tax law to the policy, particularly with respect to policies issued on an insured who does not meet our insurance requirements for standard coverage. Assuming that your policy qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in constructive receipt of the policy account value until there is a distribution from the policy. Moreover, death benefits payable under a policy should be excludible from the gross income of the beneficiary. As a result, the beneficiary generally should not have to pay U.S. federal income tax on the death benefit, although some other taxes, such as estate taxes, may apply.

Depending on the total amount of premiums you pay, the policy may be treated as a modified endowment contract ("MEC") under federal tax laws. If a policy is treated as a MEC, then surrenders, partial withdrawals, and loans under the policy will be taxable as ordinary income to the extent there are earnings in the policy. In addition, an additional 10% tax may be imposed on surrenders, partial withdrawals, and loans taken before you attain age 59 1/2. If the policy is not a MEC, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a policy that is not a MEC are subject to the 10% additional tax. See Tax Considerations.


WHAT CHANGES CAN YOU MAKE TO YOUR POLICY?


Decreasing the face amount of the policy

After your policy has been in force for one year, you may request a decrease in the face amount. The decrease must be at least $10,000, and the insured must be alive when we receive your request. If you ask us to reduce the face amount in the first 12 years of your policy, you will pay a surrender charge. The new face amount cannot be lower than GIAC's current minimum face amount.

Exchanging your Park Avenue Life policy for a fixed-benefit life insurance policy


You may exchange your Park Avenue Life policy for a level premium fixed-benefit whole life insurance policy issued by GIAC or one of our affiliates prior to the later of the second anniversary or the insured's attained age 70. There may be a credit or a cost to be paid. See Special features of your policy.


Canceling your policy after it has been issued

You may cancel your policy by returning it with a written cancellation notice to either our customer service office or the agent from whom you bought the policy. You must do this within:

o     10 days after you receive your policy, or

o 45 days after you sign Part 1 of the completed application for your policy, or

o 10 days after the postmarked date on any Notice of Withdrawal Right that we mail you.

Longer periods may apply in some states. Once we receive your notice, we will refund all of the premiums you paid, and your policy will be considered void from the beginning. See Your right to cancel your policy.


-------------
4  PROSPECTUS                                                            SUMMARY
-------------

Could your policy lapse?
--------------------------------------------------------------------------------
Your policy may lapse if you don't pay a policy premium within 31 days of the due date or if you have excess policy debt.

COULD YOUR POLICY LAPSE?

Your policy may lapse if you don't pay a policy premium within 31 days of the due date or if you have excess policy debt. You must pay policy premiums in cash by the due date, unless you qualify and have signed up for your policy's Premium Skip Option or Automatic Premium Loan feature. We will tell you that you must make a loan repayment if the amount that you owe us becomes greater than your cash surrender value.

We will tell you if your policy is in danger of lapsing, and will keep your policy in force if we receive the required payment when requested. If your policy does lapse, we can continue your coverage for a limited time, or for a reduced amount, under one of the policy value options.

If your policy has lapsed and it has not been surrendered for its cash value, you may have up to five years to reinstate it. See Premiums (Premium Skip Option, Automatic Premium Loan, Grace Period and Reinstating your policy) and Policy value options.


                                                                   -------------
SUMMARY                                                            PROSPECTUS  5
                                                                   -------------

--------------------------------------------------------------------------------
CHARGES AND DEDUCTIONS TABLES
--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. Certain of those fees and charges are payable only if you choose an optional policy feature. If the amount of the charge varies depending on the individual characteristics of the policyowner or insured -- such as age, sex, duration, face amount and underwriting class -- the tables below show the maximum and minimum charges we assess under the policy and the charges for a typical insured. The charges may not be typical of the charges you will pay. The first table describes the fees and expenses that you will pay at the time that you make the required initial or subsequent scheduled premium payments under the policy, surrender the policy, or transfer policy account value among the variable investment options and the fixed options.

====================================================================================================================================
                                                          Transaction Fees
====================================================================================================================================
      Charge                          When Charge is Deducted/Paid                           Amount Deducted/Paid
====================================================================================================================================
Premium Charge                   When Premium is paid                     6% of premiums you pay up to 12 annual basic scheduled
                                                                          premiums and 3% of premiums you pay in excess of 12 annual basic scheduled premiums.1
------------------------------------------------------------------------------------------------------------------------------------
Deferred Acquisition             When premium is paid.                    1% of all basic scheduled premiums and unscheduled
Cost (DAC) tax charge                                                     payments.
------------------------------------------------------------------------------------------------------------------------------------
Premium tax                      When premium is paid.                    2.5% of all basic scheduled premiums and unscheduled
                                                                          payments.
------------------------------------------------------------------------------------------------------------------------------------
Modality Charge                  When premium is paid, if premium is      If premium paid semi-annually: premium is 3.00%
                                 paid more frequently than annually.      more than if paid annually.

                                                                          If premium paid quarterly: premium is 5.06% more than if
                                                                          premium paid annually.

                                                                          If premium paid monthly: premium is 3.00% more
                                                                          than if premium paid annually.
------------------------------------------------------------------------------------------------------------------------------------
Premium Skip Option              Annually, upon the selection of the      An amount equal to 90.5% of any policy premium assessments
                                 Premium Skip Option.
------------------------------------------------------------------------------------------------------------------------------------
Surrender Charge(2)              Upon full surrender or lapse of          Minimum first year charge: $2.50 per $1,000 of base policy
                                 the policy within the first 12 policy    face amount.
                                 years of the initial face amount
                                 and upon a decrease in face amount.      Maximum first year charge: $46.12 per $1,000 of base
                                                                          policy face amount.

                                                                          First Year charge for a male, non-smoker issue age 35, in
                                                                          the preferred underwriting class, with a policy face
                                                                          amount of $250,000 and assuming no unscheduled payments
                                                                          are made: $6.94 per $1,000 of base policy face amount.
------------------------------------------------------------------------------------------------------------------------------------
Transfer Charge                  The charge is not currently imposed.     $25 per transfer after the 12th transfer in a policy year.
                                 We reserve the right to impose the
                                 charge at the time of transfer after
                                 the 12th transfer in a policy year.
------------------------------------------------------------------------------------------------------------------------------------
Unscheduled Payment              The charge is not currently imposed.     $2 per unscheduled payment
  Handling Fee
------------------------------------------------------------------------------------------------------------------------------------
Partial Withdrawal               Upon making a partial withdrawal         $25 or 2% of the amount of the withdrawal,whichever is
  Charge                         from policy account value.               lower.
====================================================================================================================================

(1) The amount of the basic scheduled premium for a policy depends on the insured's age, underwriting class and sex (unless gender-neutral rates are required by law). The minimum amount of basic scheduled premium for a non-substandard rated policy is $3.39 per $1,000 of face amount and the maximum amount is $280.58 per $1,000 of face amount.

(2) The surrender charge decreases every year until it reaches 0% by the beginning of the 13th policy year. Surrender charges vary based on the insured's age, sex, underwriting class and face amount. The surrender charge shown in the table may not be representative of the charges you will pay. You can obtain more information about your surrender charge by contacting our customer service office.



-------------
6  PROSPECTUS                                       CHARGES AND DECUCTIONS TABLE
-------------

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including the fees and expenses of the underlying fund companies. "Optional Charges" are the charges we deduct if you choose to add optional benefits by rider.


====================================================================================================================================
                                                          Periodic Fees(1)
====================================================================================================================================
      Charge                          When Charge is Deducted/Paid                           Amount Deducted/Paid
====================================================================================================================================
Cost of Insurance(2):            Monthly                                  Minimum first year guaranteed charge: $0.057 per $1,000 of net amount at risk (NAR) for all non-substandard
                                                                          underwriting classes.

                                                                          Maximum first year guaranteed charge: $90.909 per $1,000
                                                                          of NAR for all non-substandard underwriting classes.

                                                                          First year guaranteed charge for a male, non-smoker issue
                                                                          age 35, in the preferred underwriting class with a policy
                                                                          face amount of $250,000: $0.141 per $1,000 of NAR.

                                                                          See notes for current charge(3)
------------------------------------------------------------------------------------------------------------------------------------
Mortality and                    Daily                                    The guaranteed annual charge is 0.90% of the average
  Expense Risk                                                            daily net assets of the variable investment options.

                                                                          See notes for current charge(4)
------------------------------------------------------------------------------------------------------------------------------------
Guaranteed Insurance             Monthly                                  $0.01 per $1,000 of current base policy face amount.
  Amount
------------------------------------------------------------------------------------------------------------------------------------
Policy Charge                    Monthly                                  $10.00 for first three policy years. After the third
                                                                          policy year the charge is guaranteed not to exceed $8.00
                                                                          per month.(5)
------------------------------------------------------------------------------------------------------------------------------------
Administration                   Monthly for first 12 policy years        Minimum charge: $0.020 per $1,000 of policy face
  Charge(6)                                                               amount for insureds age 35-80.

                                                                          Maximum charge: $0.040 per $1,000 of policy face amount
                                                                          for insureds age 35-80.

                                                                          Charge for a male, non-smoker age 35, in the preferred
                                                                          underwriting class with a policy face amount of $250,000:
                                                                          $0.04 per $1,000 of base policy face amount.
------------------------------------------------------------------------------------------------------------------------------------
Interest on Policy               Annually on your policy anniversary      8% annually on all outstanding policy debt.
  Loans
------------------------------------------------------------------------------------------------------------------------------------
Optional Charges(7),(13)
------------------------------------------------------------------------------------------------------------------------------------
  Adjustable                     Modal basis(8)                           Minimum first year guaranteed charge: $1.00 per
  renewable term                                                          $1,000 of ART rider face amount for all underwriting
  rider (ART)                                                             classes.

                                                                          Maximum first year guaranteed charge: $132.92 per $1,000
                                                                          of ART rider face amount for all underwriting classes.

                                                                          See notes for current charge(9),(10)

                                                                          First year guaranteed charge for a male, non-smoker issue
                                                                          age 35, in the preferred underwriting class with a policy
                                                                          face amount of $250,000: $0.25 per $1,000 of ART rider
                                                                          face amount.(10)
====================================================================================================================================



                                                                   -------------
CHARGES AND DECUCTIONS TABLE                                       PROSPECTUS  7
                                                                   -------------

====================================================================================================================================
                                                    Periodic Fees(1) (continued)
====================================================================================================================================
      Charge                          When Charge is Deducted/Paid                           Amount Deducted/Paid
====================================================================================================================================
  Accidental death               Modal basis(8)                           Minimum Charge for a non-substandard rated policy
  benefit rider (ADB)                                                     and rider: $0.76 per $1,000 of ADB face amount annually

                                                                          Maximum Charge for a non-substandard rated policy and
                                                                          rider: $1.34 per $1,000 of ADB face amount annually

                                                                          Charge for a male, rated non-substandard, issue age 35:
                                                                          $0.81 per $1,000 of ADB face amount annually(11)
------------------------------------------------------------------------------------------------------------------------------------
  Simplified                     N/A                                      There is no charge for this rider
  insurability option
  rider (SIO)
------------------------------------------------------------------------------------------------------------------------------------
  Waiver of premium              Modal basis(8)                           Minimum Charge for a non-substandard rated policy
  rider                                                                   and rider: $0.05 per $1,000 of base policy face amount
                                                                          annually

                                                                          Maximum Charge for a non-substandard rated policy
                                                                          and rider: $2.79 per $1,000 of base policy face amount
                                                                          annually

                                                                          Charge for a male, non-smoker issue age 35, in the
                                                                          preferred underwriting class with a policy face amount of
                                                                          $250,000: $0.25 per $1,000 of base policy face amount
                                                                          annually(12)
====================================================================================================================================

(1) Does not include operating fees and expenses of the underlying funds. Monthly fees are not deducted after the policy anniversary closest to the insured's 100th birthday.
(2) The cost of insurance charge varies based on the insured's age, policy duration, sex, underwriting class and face amount for the initial face amount. Any additional rating charges applicable to insureds who do not satisfy our insurance requirements for standard insurance are added to the cost of insurance charge. The cost of insurance charge shown may not be representative of the charges that you will pay. For more details, contact your registered representative.
(3) The minimum current first year cost of insurance charge for a non-substandard rated policy is $0.028 per $1,000 of NAR, the maximum current first year cost of insurance charge for a non-substandard rated policy is $6.596 per $1,000 of NAR, and the current first year cost of insurance charge is $0.093 per $1,000 of NAR, for a male, non-smoker issue age 35, in the preferred underwriting class, with a policy face amount of $250,000.
(4) The current annual charge for the mortality and expense risk fee is 0.60% of the average daily net assets in the variable investment options.
(5)   The current charge after the third policy year is $4.00 per month.
(6) The administrative charge is based on the insured's age. After the 12th policy year the charge decreases to $0.015 per $1,000 of face amount. The administrative charge shown in the table may not be representative of the charges you will pay. For more details, contact your registered representative.
(7) Optional charges are the charges that we deduct if you choose to add optional benefits riders.
(8) A modal basis charge is assessed directly against your gross premium and is, therefore, due and payable on the same schedule as your premium payment - either annually, semi-annually, quarterly, or monthly.
(9) The minimum first year current rider charge for a non-substandard rated policy is $0.41 per $1,000 of ART rider face amount, maximum first year current rider charge for a non-substandard rated policy is $84.70 per $1,000 of ART rider face amount, and the first year current rider charge for a male, non-smoker issue age 35, in the preferred underwriting class with a policy face amount of $250,000 and term face amount of $250,000 is $1.09 per $1,000 of ART rider face amount.
(10) The charge for the Adjustable annual renewable term rider varies based on individual characteristics of the insured. The charge shown may not be representative of the charges that you will pay. For more details, contact your registered representative.
(11) The charge for the Accidential death benefit rider varies based on individual characteristics of the insured. The charge shown may not be representative of the charges that you will pay. For more details, contact your registered representative.
(12) The charge for the Waiver of premium rider varies based on individual characteristics of the insured. The charge shown may not be representative of the charges that you will pay. For more details, contact your registered representative.
(13) The Guaranteed purchase option rider rates are not provided. Current rates are not available since policy is no longer issued.



-------------
8  PROSPECTUS                                       CHARGES AND DECUCTIONS TABLE
-------------

The next item shows the minimum and maximum total operating expenses, for the fiscal year ended December 31, 2002, charged by the underlying mutual funds associated with the variable investment options that you may pay periodically during the time that you own the policy. More detail concerning these fees and expenses is contained in the prospectus for each underlying mutual fund.


Annual Underlying Mutual Fund Operating Expenses (expenses that are deducted from the assets of the underlying mutual funds).

                                                                   Minimum      Maximum
  Total Gross Annual Underlying Mutual Fund Operating Expenses
    (before applicable waivers and reimbursements)                  0.34%        1.54%

The fee and expense information regarding the underlying fund portfolios was provided by those portfolios.


                                                                   -------------
CHARGES AND DECUCTIONS TABLE                                       PROSPECTUS  9
                                                                   -------------

The Park Avenue Life diagram(1)

--------------------------------------------------------------------------------

------------------------------------------------------
                                               Less
   POLICY PREMIUMS          o------------------------->  Policy premium
------------------------------------------------------     assessments:
                                                         o Rider premiums
                                                         o Rating charges
------------------------------------------------------
                                               Less
 UNSCHEDULED PAYMENTS           o--------------------->  Premium charge
------------------------------------------------------
          |
          |
------------------------------------------------------
POLICY ACCOUNT VALUE
------------------------------------------------------

------------------------------------------------------
THE SEPARATE ACCOUNT
------------------------------------------------------

------------------------------------------------------
THE MUTUAL FUNDS                               Less
(including any investment   o------------------------->  Advisory fees and
return):                                                 other expenses

Guardian Investor Services LLC
The Guardian Stock Fund
The Guardian Small Cap Stock Fund
The Guardian VC Asset Allocation Fund
The Guardian VC 500 Index Fund
The Guardian Bond Fund
The Guardian Cash Fund                         Less
                                  o------------------->  Mortality and expense
Guardian Baillie Gifford Limited                         risk charge
Baillie Gifford International Fund
Baillie Gifford Emerging Markets Fund

Value Line, Inc.
Value Line Centurion Fund
Value Line Strategic Asset Management Trust

Gabelli Funds LLC
Gabelli Capital Asset Fund                     Less
                                          o----------->  Monthly deductions:
Massachusetts Financial Services Company                 o Policy charge
MFS Emerging Growth Series                               o Administration charge
MFS Total Return Series                                  o Guaranteed insurance
MFS Investors Trust Series                                 amount charge
MFS Bond Series                                          o Charge for the cost
MFS New Discovery Series                                   of insurance
MFS Research Series

American Century Investment Management, Inc.
American Century VP Value Fund
American Century VP International Fund

A I M Advisors, Inc.
AIM V.I. Capital Appreciation Fund
AIM V.I. Global Utilities Fund
AIM V.I. Premier Equity Fund

Fidelity Management & Research Company
Fidelity VIP Growth Opportunities Portfolio
Fidelity VIP Equity-Income Portfolio
Fidelity VIP High Income Portfolio
Fidelity VIP Contrafund(R) Portfolio
Fidelity VIP Index 500 Portfolio

Janus Capital Management LLC
Janus Aspen Mid Cap Growth Portfolio
Janus Aspen Capital Appreciation Portfolio
Janus Aspen Growth Portfolio
Janus Aspen Worldwide Growth Portfolio

Alliance Capital Management L.P.
AllianceBernstein Growth & Income Portfolio
AllianceBernstein Premier Growth Portfolio
AllianceBernstein Technology Portfolio
AllianceBernstein Value Portfolio
-----------------------------------------------------

-----------------------------------------------------
FIXED-RATE OPTION            LOAN COLLATERAL ACCOUNT
(plus interest credited)     (plus interest credited)
-----------------------------------------------------
                            |                  Less
                            -------------------------->  Transaction deductions:
                            |                            o Surrender charge
                            |                            o Partial withdrawal
                            |                              charge
                            |                            o Premium skip option
==================================                         deduction
CASH SURRENDER VALUE
==================================
                            |                  Less
                            -------------------------->  Policy debt
                            |
==================================
NET CASH SURRENDER VALUE
==================================

--------------------------------------------------------------------------------

(1) This diagram excludes the unscheduled payment handling fee and transfer charge which are not being imposed currently. Interest on policy debt and repayments of policy debt are also not reflected in the diagram.


--------------
10  PROSPECTUS                                                    POLICY DIAGRAM
--------------

--------------------------------------------------------------------------------
ABOUT THE PARK AVENUE LIFE POLICY
--------------------------------------------------------------------------------


THIS SECTION provides detailed information about your policy. It explains your rights and responsibilities under the policy, and those of GIAC. Because the laws and regulations that govern the policy vary among the jurisdictions where the policy is sold, some of the policy's terms will vary depending on where you live. These terms of your policy will be outlined in the policy we send you.


--------------------------------------------------------------------------------

Issuing the policy
--------------------------------------------------------------------------------
A Park Avenue Life insurance policy must have a face amount of at least
$100,000.

ISSUING THE POLICY

A Park Avenue Life insurance policy must have a face amount of at least $100,000. To issue a policy:

o the insured must be age 80 or under and meet our insurance requirements, and

o     you must live in a state or jurisdiction in which we offer the policy.

If you are interested in exchanging an existing policy for a Park Avenue Life policy, we recommend that you speak with your lawyer or tax adviser first. Replacing your existing policy may not be advantageous.

Backdating your policy

Under certain circumstances we will backdate your policy if you ask us to, giving you a policy date up to six months before the application was actually signed. Backdating your policy may be beneficial if, for example, it would allow you to qualify for a lower premium because the insured was younger on the policy date. To backdate a policy you must pay all policy premiums that would have been due from the backdated policy date. We deduct the monthly deductions due from the backdated policy date to the issue date.

The Policyowner
--------------------------------------------------------------------------------
The policyowner is the person named on the application as the owner of the policy. You may own a policy jointly with more than one person. A policyowner does not have to be the insured.

THE POLICYOWNER

The policyowner is the person named on the application as the owner of the policy. You may own a policy jointly with more than one person. A policyowner does not have to be the insured. While the insured is living, only the policyowner named in our records has the right to exercise rights granted by the policy unless ownership of the policy has been assigned to someone else. Except for transfers, all of the policy's joint owners must approve policy transactions or changes in writing, including assigning ownership of the policy to someone else. When a joint policyowner dies, we will divide his or her share of the policy equally among the other policyowners, unless the deceased policyowner has indicated otherwise.

If you want to change the policyowner, you must request it in writing in a form acceptable to us. Your request must be signed and dated by all of the policyowners. The change will be made effective on the date your request was signed, but will not apply to any payments or actions taken before we receive your request.


                                                                  --------------
ABOUT THE POLICY                                                  PROSPECTUS  11
                                                                  --------------

If you are not the insured and die before the insured, your estate (or if there had been joint owners, the estate of the last surviving joint owner) becomes the policyowner, unless you have named someone to take over ownership of the policy (a successor owner). If you are both the policyowner and the insured, a successor owner may not be named because the policy ends when you die.

The Beneficiary
--------------------------------------------------------------------------------
The beneficiary is the person you name to receive the proceeds when the insured dies.

THE BENEFICIARY

The beneficiary is the person you name to receive the proceeds when the insured dies. You can change the beneficiary until the insured dies. Also, you may name a "contingent" beneficiary, who will receive the proceeds if the first beneficiary dies before the insured, or a second or "concurrent" beneficiary who will receive a portion of the proceeds when the insured dies. The beneficiary must live longer than the insured to qualify as a beneficiary and has no rights under the policy until the insured dies. If the insured outlives all of the beneficiaries named in the policy, then the policyowner or the policyowner's estate becomes the beneficiary.

If you want to change the beneficiary, you must give us your instructions in writing in a form acceptable to us. Your request must be signed and dated by all of the policyowners listed in our records. The change is made effective on the date your request was signed, but will not apply to any payments or actions taken before we receive your request.


--------------
12  PROSPECTUS                                                  ABOUT THE POLICY
--------------

--------------------------------------------------------------------------------
BENEFITS AND POLICY VALUES
--------------------------------------------------------------------------------

Death benefit
options
--------------------------------------------------------------------------------
You have a choice of two death benefit options with this policy. If a fixed amount of insurance coverage and potentially lower monthly deductions best fits your needs, you should choose Option 1. If you want the potential to increase the amount of your insurance coverage beyond your policy's guaranteed face amount, you should choose Option 2. See accompanying text for details.

DEATH BENEFIT OPTIONS

You have a choice of two death benefit options with this policy. You should choose the death benefit option that best meets your insurance needs and investment objectives. If a fixed amount of insurance coverage and potentially lower monthly deductions best fits your needs, you should choose Option 1. If you want the potential to increase the amount of your insurance coverage beyond your policy's guaranteed face amount, you should choose Option 2.

Option 1

Under Option 1, your death benefit is the greater of:

o     the face amount on the date of the insured person's death

o the minimum death benefit required under Section 7702 of the Internal Revenue Code on the date of the insured's death, or

o after the first policy year, the variable insurance amount. This is explained below.


Under this option, if the policy account value increases, then the net amount at risk decreases. When this happens, the amount that we deduct for the cost of insurance charges each month may also go down.


Option 2

Under Option 2, your death benefit is the greater of:


o the face amount on the date of the insured person's death, plus the amount by which the policy account value, as of the monthly date before the insured's death, exceeds the benchmark value


o the minimum death benefit required under Section 7702 of the Internal Revenue Code on the date of the insured's death, or

o after the first policy year, the variable insurance amount. This is explained below.


Under this option, if your investments perform well or you make unscheduled payments, your policy account value may increase enough to increase your death benefit. If your investments perform poorly, your death benefit could be lower, but it will never be lower than the face amount. Investment performance and unscheduled payments do not affect your net amount at risk under this option, if the policy account value exceeds the benchmark value.


Regardless of which option you choose, after the policy anniversary closest to the insured's 100th birthday the death benefit is the policy account value. The tax consequences of continuing the policy beyond the insured's 100th birthday are unclear. You should consult a tax adviser for more information.


                                                                  --------------
BENEFITS AND POLICY VALUES                                        PROSPECTUS  13
                                                                  --------------

If you make a partial withdrawal from your policy between the most recent monthly date and the death of the insured, the proceeds of the death benefit under either option will be reduced by the amount of your withdrawal plus any applicable charges.


--------------------------------------------------------------------------------

Minimum death benefit

The minimum death benefit required under Section 7702 of the Internal Revenue Code on any monthly date is $1,000 multiplied by the sum of your policy account value, plus any policy premium assessments you've paid covering the period beyond the policy month in which the insured died (if premiums are not being waived under a waiver of premium rider), divided by the net single premium per $1,000 for the insured's attained age, sex and premium class. The net single premium will be adjusted to the date of the insured's death. A table of net single premiums is included in your policy.

--------------------------------------------------------------------------------

THE VARIABLE INSURANCE AMOUNT

The variable insurance amount provides a guarantee that your policy's death benefit will be greater than its current face amount if the investments held in your policy performed sufficiently well in the last policy year. We calculate the variable insurance amount for each year of your policy after the first policy anniversary by multiplying $1,000 by the policy account value on the policy review date and then dividing that number by the net single premium per $1,000 that applies for that policy review date. If you reduce the face amount of your policy, or you make a partial withdrawal from your policy, the variable insurance amount will be reduced. The net single premium for a policy review date is based on the net single premiums for the policy anniversaries immediately before and after the policy review date, and is then adjusted for the number of days that the policy review date falls between these anniversaries.

CHANGING YOUR DEATH BENEFIT OPTION

After the first anniversary of your policy you may change the death benefit option once each policy year, as long as the insured is alive. Changes to your death benefit option will take effect on the monthly date after we approve the change, and will not affect the face amount of your policy. Changing the death benefit option may have adverse tax consequences. You should consult a tax adviser before doing so.


We will not approve a change from Option 1 to Option 2 if you are not paying your policy premiums under a waiver of premium rider.


PAYING THE DEATH BENEFIT

We will pay a death benefit to the beneficiaries named in your policy when we receive proof that the insured has died while the policy was in effect. If there is reason to dispute the policy, then we may delay the payment of death benefits. See Limits to GIAC's right to challenge a policy.

POLICY VALUES

The following is a detailed breakdown of how we calculate the different values associated with your policy.


--------------
14  PROSPECTUS                                        BENEFITS AND POLICY VALUES
--------------

Amounts in the Separate Account

Any net premiums that you allocate or transfer to a variable investment option are used to buy shares in the mutual fund corresponding to the variable investment option, according to your instructions. We will sell these shares when you make a withdrawal, transfer or take a policy loan, or when we withdraw your monthly deductions, or make dollar cost averaging transfers. Based on the value of each share on the valuation date, we will sell the number of shares needed to cover the cost of that transaction. To reflect how investment performance affects policy account value, we determine a unit value for each variable investment option. Unit values will vary among variable investment options.

To calculate the value of your investment in a particular variable investment option, multiply the unit value of the option by the number of units you own. Unit values change based on the investment performance of mutual fund shares and the daily deductions that are made to cover our mortality and expense risks. We calculate the unit value for each variable investment option at the end of each valuation date. Note that you bear all risks associated with the investments in the Separate Account.

Policy account value

This is the total value of the investments held in your policy. This includes the value of your allocations to the fixed-rate and variable investment options, and any policy values that may be in the Loan Collateral Account as collateral for a policy loan. It is calculated as:

o     net premiums that you contribute to your policy; plus or minus

o any profit or loss generated by your policy account value in the variable investment options; plus

o any interest you earn on allocations to the fixed-rate option or interest we credit on the Loan Collateral Account; minus

o     your total monthly deductions; minus

o     any partial withdrawals you've made, minus

o     any surrender, partial withdrawal or transfer charges; minus

o     any Premium Skip Option deductions.

Policy account value varies from day to day. We do not guarantee a minimum policy account value.


                                                                  --------------
BENEFITS AND POLICY VALUES                                        PROSPECTUS  15
                                                                  --------------

Cash surrender value and net cash surrender value
--------------------------------------------------------------------------------
Cash surrender value is the policy account value minus any surrender charges. There are no surrender charges after your policy has been in effect for 12 years. Net cash surrender value is the amount you would actually receive if you surrender your life insurance policy.

Cash surrender value and net cash surrender value

Cash surrender value is the policy account value minus any surrender charges. There are no surrender charges after your policy has been in effect for 12 years. Net cash surrender value is the amount you would actually receive if you surrendered your life insurance policy. It is your policy account value minus any surrender charges and policy debt, plus any policy premium assessments you've paid covering the period beyond the next monthly date.

Benchmark value

A hypothetical account value that we use as a guide, comparing it against the policy account value or cash surrender value when we determine:

o whether your death benefit has increased above the face amount, and if so by how much, if you've chosen Option 2

o     if you can skip a premium under the Premium Skip Option

o     if you can make a partial withdrawal, and

o any change in your basic scheduled premium after the guaranteed premium period has ended.


Your policy's benchmark value for each policy year is set out in your policy. To calculate your policy's benchmark value on a given day, we will take the benchmark values for your last policy anniversary and your upcoming policy anniversary, and adjust for the number of days that your given day is between these anniversaries. GIAC does not guarantee that the policy account value will equal or exceed the benchmark values set forth in the policy. See Special terms used in this prospectus for complete description of benchmark value.


Tabular account value


This is the value of a hypothetical account that we compare to your policy account value when we set your basic scheduled premium each year after the guaranteed premium period. It is also used to calculate your policy's benchmark values. For a full explanation, see Special terms used in this prospectus. GIAC does not guarantee that the policy account value will equal or exceed the tabular account values set forth in the policy.





--------------
16  PROSPECTUS                                        BENEFITS AND POLICY VALUES
--------------

--------------------------------------------------------------------------------
PREMIUMS, DEDUCTIONS AND CHARGES
--------------------------------------------------------------------------------

PREMIUMS

There are several types of premiums associated with your Park Avenue Life policy, which together form your policy premium.

After you pay your first policy premium and your policy takes effect, you will normally pay policy premiums once a year until the death of the insured, or until the policy anniversary nearest the insured's 100th birthday. You can, however, ask to pay policy premiums semi-annually, quarterly, monthly through an automatic payment plan, or at any other interval that we agree to. These periodic premium payments must be at least $100 unless you are paying through an automatic payment plan. The minimum premium payment we will accept under an automatic payment plan is $25. The total of your periodic policy premium payments for a policy year will be higher than if you make one annual premium payment. We calculate the amount of each periodic policy premium by taking your annual policy premium and multiplying it by a factor, as shown in the table below.

Paying your premiums

                                                              Difference in cost
                                                                from paying your
Payment frequency                     Factor                   premiums annually
--------------------------------------------------------------------------------
Semi-annual                           .515                            3.00% more
--------------------------------------------------------------------------------
Quarterly                             .26265                          5.06% more
--------------------------------------------------------------------------------
Monthly                               .085833                         3.00% more
--------------------------------------------------------------------------------

The value of the investments in your policy can be affected either positively or negatively by choosing to pay your policy premiums periodically. To change the frequency of your payments you must make your request in writing to us. If we receive your request too close to your payment date and are unable to make the change in time, we will make the change effective for the next scheduled payment.

GIAC reserves the right, from time to time, to establish administrative rules that set forth acceptable forms of premium payments. Premium payments that are not deemed acceptable under these rules will be returned to the policyowner and not credited to the policy.

Basic scheduled premiums


The basic scheduled premium, together with any policy premium assessments, is the policy premium you must pay each year. The basic scheduled premium depends on your policy's face amount, the insured's age when the policy started, sex (unless gender-neutral rates are required by law), and premium class. Your policy will show your basic scheduled premium.

During the guaranteed premium period, we will not increase your basic scheduled premium. But we will decrease your basic scheduled premium if you reduce your policy's face amount. The guaranteed premium period starts on the policy date and ends either on the policy anniversary closest



                                                                  --------------
PREMIUMS, DEDUCTIONS AND CHARGES                                  PROSPECTUS  17
                                                                  --------------
to the insured's 70th birthday, or on the tenth policy anniversary, whichever is later.

Guaranteed
premium period
--------------------------------------------------------------------------------
Your basic scheduled premium will not increase during the guaranteed premium period.

On the last policy review date before the guaranteed premium period ends, and on each subsequent policy review date, we review your policy. We will determine if your basic scheduled premium will change for the policy year after the end of the guaranteed premium period. We compare your policy account value on that policy review date with the benchmark value and the tabular account value on the same date, and make any necessary adjustments as described below.

If your policy account value is less than or equal to the tabular account value, we will charge you the maximum basic scheduled premium shown in your policy. If it is greater than or equal to the benchmark value, we will not increase your basic scheduled premium for the next policy year. If your policy account value falls somewhere between the tabular account value and the benchmark value, we will calculate a premium based on a linear interpolation between the basic scheduled premium charged during the guaranteed premium period and the maximum basic scheduled premium.

If you pay your policy premiums when they are due (or skip them under the Premium Skip Option), make no partial withdrawals, and repay any loans that you take against your policy, your policy will not lapse and will have a death benefit of at least the face amount listed in your policy until the policy anniversary closest to the insured's 100th birthday.


We will tell you of any change in your basic scheduled premium in the billing notices you receive. All policy premiums must be sent directly to us.

--------------------------------------------------------------------------------

Unscheduled payments

Making unscheduled payments towards your policy may cause it to be considered a modified endowment contract under the Internal Revenue Code, which has tax implications. There are certain restrictions on the total amount of unscheduled payments we permit, depending on how long your policy has been in force. We will return the portion of any unscheduled payment that exceeds the maximum you are allowed.

--------------------------------------------------------------------------------

Unscheduled payments during the first policy year

Under certain circumstances, you may make extra payments towards your policy, in addition to your regular policy premiums. By making these unscheduled payments you can add to your policy account value and possibly increase your death benefit under Death Benefit Option 2. Unscheduled payments must be at least $100, unless they are made at the same time as a regular policy premium payment. We have the right to deduct a handling fee of up to $2 from each unscheduled payment before deducting any other charges and crediting the balance to your policy. We do not currently charge a handling fee.

You may not make an unscheduled payment:


o     if your policy premiums are being waived under a waiver of premium rider,


o     while a policy value option is in effect (see Policy value options), or

o on or after the policy anniversary closest to the insured's 100th birthday.


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18  PROSPECTUS                                  PREMIUMS, DEDUCTIONS AND CHARGES
--------------

Unscheduled payments during the first policy year

Insured's age                                                             Factor
--------------------------------------------------------------------------------
0 to 35                                                                       17
--------------------------------------------------------------------------------
36 to 40                                                                      16
--------------------------------------------------------------------------------
41 to 45                                                                      15
--------------------------------------------------------------------------------
46 to 50                                                                      14
--------------------------------------------------------------------------------
51 to 55                                                                      13
--------------------------------------------------------------------------------
56 to 60                                                                      12
--------------------------------------------------------------------------------
61 to 65                                                                      11
--------------------------------------------------------------------------------
66 to 70                                                                      10
--------------------------------------------------------------------------------
71                                                                             9
--------------------------------------------------------------------------------
72                                                                             8
--------------------------------------------------------------------------------
73                                                                             7
--------------------------------------------------------------------------------
74                                                                             6
--------------------------------------------------------------------------------
75 to 80                                                                       5
--------------------------------------------------------------------------------


In the first policy year, the maximum that you may contribute in unscheduled payments after the "free look" period (see Your right to cancel your policy) is the lesser of $1,000,000, or your basic scheduled premium for that year multiplied by the factor in the accompanying chart, based on the insured's age as of the policy date.


After the first policy anniversary, the maximum that you may contribute in unscheduled payments is the lesser of $200,000 or:

o in policy years two through five, three times the annual basic scheduled premium payable in that year,

o in policy years six through ten, two times the annual basic scheduled premium payable in that year,

o in each year thereafter, the annual basic scheduled premium payable during the guaranteed premium period.

We will return the portion of any unscheduled payment that exceeds the maximum in place at the time of your payment.

Making unscheduled payments may cause your policy to be considered a modified endowment contract under the Internal Revenue Code. We cannot guarantee that your policy will never be considered a modified endowment contract, because a number of policy transactions you may take could cause your policy to be considered a modified endowment contract under the Internal Revenue Code. See Tax considerations.

Premium Skip Option

After the first policy year, you may "skip" paying your annual policy premium. You must tell us in writing that you want to put the Premium Skip Option into force by the end of the grace period for the first annual policy premium that you intend to skip. Your policy must meet all of the following requirements on the date that each premium is skipped:

o your policy account value must exceed your policy's benchmark value on that date by at least the amount of the annual policy premium

o your net cash surrender value must equal or exceed your policy premium assessments for that policy year, and


o     your policy premiums are not being waived under a waiver of premium rider.


You may inquire about your policy account value and your net cash surrender value by calling us at 1-800-441-6455 during normal business hours. We also provide these values, along with your policy's benchmark value as of the most recent policy anniversary, in your annual policy statement. You can find the benchmark value for each policy anniversary in your policy.

If the values in your policy fail to meet the criteria above, and your policy would lapse if a premium were skipped under the Premium Skip Option, we will notify you that you must pay the annual policy premium


                                                                  --------------
PREMIUMS, DEDUCTIONS AND CHARGES                                  PROSPECTUS  19
                                                                  --------------

Premium Skip
Option
--------------------------------------------------------------------------------
After the first policy year, you may "skip" paying your annual policy premium, provided your policy meets certain requirements. (See accompanying text.) You do not have to make-up any policy premiums that you skip under the Premium Skip Option, and you may re-exercise the option throughout the life of your policy.

within your policy's grace period. See Grace period. When you receive this notice you have three choices. You may:

o     choose to pay the annual premium due


o choose to make more frequent, but lower, periodic policy premium payments. You must send your request for this change in writing, along with your payment, to our customer service office, or,


o if eligible, pay your policy premium through the policy's Automatic Premium Loan feature.

If we receive your first request to skip a premium during the grace period for that premium, and you meet our requirements, your request will be effective on the date we receive it. Otherwise, any premium you skip will be effective on your policy anniversary when your annual policy premium would be due.

If you elect the Premium Skip Option, you will be placed on the annual payment mode. If you were paying your policy premiums on a periodic basis
(semi-annually, quarterly or monthly), you will still be responsible for all periodic payments up until the time the premium skip becomes effective.

While the Premium Skip Option is in effect, we will continue to send you annual policy premium billing notices. You may disregard these notices as long as your policy continues to meet the criteria for the Premium Skip Option. However, if you do send us a policy premium, we will consider it a cancellation of the Premium Skip Option.

When you skip a premium under this option, we will deduct on a policy anniversary from your policy account value an amount equal to 90.5% of any policy premium assessments. This amount will first be deducted proportionately from the portion of your policy account value invested in the variable investment options. If this is not enough to cover the deduction, we will take the remaining amount from the portion of your policy account value in the fixed-rate option. These deductions will reduce the amount invested in your Park Avenue Life policy, as well as the amount available for you to borrow from your policy.

We will continue to charge the monthly deductions described in Deductions and charges while the Premium Skip Option is in effect. The difference between the policy account value and the death benefit, the net amount at risk, will often increase at first when an annual policy premium is skipped. This increases the monthly cost of insurance charge.

The Premium Skip Option will remain in effect until:

o     we receive your written instructions to cancel the option, or

o we receive a payment from you that is credited to your account as a policy premium, or


--------------
20  PROSPECTUS                                  PREMIUMS, DEDUCTIONS AND CHARGES
--------------

o we receive your written request to pay premiums periodically instead of annually, or

o you no longer meet the requirements for exercising the Premium Skip Option because your policy's net cash surrender value or policy account value is no longer sufficient, or

o you no longer meet the requirements for exercising the premium skip option because you are not paying premiums under a waiver of premium rider.


You do not have to make up any policy premiums that you skip under the Premium Skip Option, and you may re-exercise the option throughout the life of your policy after it has been canceled, as long as you continue to meet the requirements. Please note: If you use the Premium Skip Option, you will not be able to make policy premium payments until the next policy anniversary. You can still make unscheduled payments, within the prescribed limits. See Unscheduled payments.


Borrowing to
pay premiums
--------------------------------------------------------------------------------
If you are eligible, you can borrow against your policy's loan value to pay your policy premiums.

Automatic premium loan

If you are eligible, you can borrow against your policy's loan value to pay your policy premiums. See Policy loans. You may request this feature when you first complete your policy application, or at any time during the life of the policy. We must receive your request in writing at our customer service office by the end of the grace period for the premium that you wish to pay through the Automatic Premium Loan.

You will not actually receive any money when you take out an Automatic Premium Loan. Instead, we will transfer the amount required to pay a policy premium from your unloaned policy account value into the Loan Collateral Account. The money will then be used to pay the required premium. The end of the grace period is considered to be the date the loan was made, and interest will be calculated from this date. If your policy's loan value is not enough to cover an overdue policy premium, we will not be able to make an Automatic Premium Loan and your policy may lapse.


If you have chosen both the Premium Skip Option and the Automatic Premium Loan feature, we will treat an overdue policy premium as a skipped premium before we initiate an Automatic Premium Loan. We will cancel your policy's Automatic Premium Loan feature if we receive a written request from you to do so. Please note: If you use the Automatic Premium Loan feature you will not be able to make policy premium payments. You can still make unscheduled payments, within the prescribed limits. See Unscheduled payments.


See Policy loans and Tax considerations for additional information on the treatment of policy loans.


                                                                  --------------
PREMIUMS, DEDUCTIONS AND CHARGES                                  PROSPECTUS  21
                                                                  --------------

Crediting payments


If we receive a payment within 31 days before or after a policy premium due date that equals or exceeds the amount that is due, and you have not provided specific instructions, we will:


o     first pay the policy premium,

o     then, repay any outstanding policy loans and accrued interest, and

o     finally, treat any remaining excess as an unscheduled payment.

We will use any other unidentified payments that we receive from you to:

o     pay any outstanding policy loans and accrued interest, and

o     then, credit your policy with an unscheduled payment.

We normally credit your payments and allocate the net premium as of the valuation date we receive it, so long as we receive it at our customer service office by the close of the business day, which is 4:00 p.m. New York time. There are three exceptions:

o any payments that we receive before your policy has been issued will be held and credited on the policy issue date

o any payment that we receive within 31 days before a premium due date will have the portion of that payment covering your policy premium credited on the premium due date, and

o any payments that we receive after your policy has been issued that require additional underwriting will be held and credited as of the date the underwriting process is complete.

See How your premiums are allocated and Policy loans for specific information on how your payments are distributed among the fixed rate and variable investment options.

How your premiums are allocated

When you pay your basic scheduled premium or an unscheduled payment, the amount that remains after we deduct premium charges (see Deductions and charges) is the net premium. We invest your net premiums in the fixed-rate and/or variable investment options according to your instructions. When net premiums have been invested they become part of your policy account value.

As part of your initial application, you tell us how you would like your net premiums distributed among the various allocation options. The percentage you choose for each allocation option must be in whole numbers equal to or greater than 10, and the total must equal 100%. You may change how your net premiums are invested at any time by telling us in writing at our customer service office or by calling 1-800-441-6455. Before you can request a future allocation change by telephone, you must first establish a Personal Identification Number (PIN). You can establish a PIN by sending us an executed Telephone Fund Transfer/Premium


--------------
22  PROSPECTUS                                  PREMIUMS, DEDUCTIONS AND CHARGES
--------------

Investing net premiums
--------------------------------------------------------------------------------
When you pay your basic scheduled premium or an unscheduled payment, the amount that remains after we deduct premium charges is the net premium. We invest your net premiums according to your instructions. When net premiums have been invested, they become part of your policy account value.

Allocation Change Form. Contact your Registered Representative or call 1-800-441-6455 to obtain a copy of this form. The change will be effective on and after the date we receive your instructions at our customer service office, but will not affect any existing policy values. To change the allocation of these amounts, you must effect a transfer. See Transfers between the investment options.

Currently you may invest your net premiums and policy account value in up to 7 different allocation options, although we reserve the right to change this number from time to time.

If you pay policy premiums or unscheduled payments i) within 45 days of signing
Part 1 of your application or ii) within 15 days of the date your policy was issued, whichever is later, only $100,000 may be invested in the variable investment options. Anything over this amount will be treated as an "excess net premium" and invested in The Guardian Cash Fund. This amount and any earnings from this money will be reallocated based on your investment instructions at the end of the later of (i) or (ii). Any amounts you have allocated to the fixed-rate option or The Guardian Cash Fund will not be counted towards the $100,000 limit and will be allocated to those options as of the business day we receive them.

Default

Unless you have chosen and qualify for the Premium Skip Option or the Automatic Premium Loan feature, your policy premiums must be paid when they are due. If you do not pay a policy premium by its due date, or if you have excessive policy debt, your policy will be in default.

You must pay annual policy premiums on your policy anniversary. You must pay periodic premiums on the monthly dates that we indicate for the frequency you choose. You must make a payment toward any loans you have taken from your policy if the amount of outstanding loans plus accrued interest is more than the cash surrender value of your policy. We will tell you if a loan repayment is required, how much you must repay, and when it is due.

Grace period

With the exception of your first policy premium, which puts your policy into force, you have a 31-day grace period for the payment of policy premiums and loan repayments. Your insurance coverage will continue in full, but if the insured dies during the grace period we will deduct the amount of any outstanding policy premiums through the policy month of death, or unpaid policy debt, from the death benefit paid to the beneficiary.


If we do not receive your payment before the end of the grace period and you have qualified for and chosen either the Premium Skip Option or the Automatic Premium Loan feature, your premium will be paid accordingly. Otherwise, your policy will lapse. When your policy lapses your insurance coverage ends, unless you elect a policy value option. If you are unable to continue paying the premiums on your policy you may surrender it for its net cash surrender value. In this event, we will pay



                                                                  --------------
PREMIUMS, DEDUCTIONS AND CHARGES                                  PROSPECTUS  23
                                                                  --------------

Reinstating your policy
--------------------------------------------------------------------------------
If your policy has lapsed, you may reinstate it up to five years after lapse, subject to certain conditions described in the text.


you your policy's net cash surrender value, and all insurance coverage will end. See Policy Value Options and Surrendering your policy.


Reinstating your policy

If your policy has lapsed (and you have not surrendered it for its net cash surrender value) you may reinstate it up to five years after your policy has lapsed. To reinstate your policy:

o we must receive your request for reinstatement in writing at our customer service office


o     the insured must be alive on the date the reinstatement takes effect

o     you must show that the insured meets our insurance requirements


o you must repay any outstanding policy debt with 8% interest. Interest will be compounded annually

o you must pay us the greater of: all overdue policy premiums with 6% interest compounded annually; or, 110% of any increase in cash surrender value of your policy due to your policy's reinstatement, plus any overdue premiums for extra coverage you purchased through riders or for rating charges with 6% interest compounded annually.

Your reinstated policy will have the same policy date, face amount and death benefit option as the policy that lapsed. You will have to re-apply for the Premium Skip Option and the Automatic Premium Loan feature if you want these features available for your reinstated policy.

DEDUCTIONS AND CHARGES


GIAC makes various deductions and charges that are required to maintain your Park Avenue Life Policy. These deductions and charges help defray certain costs associated with the policies:

      o the cost of underwriting, issuing and maintaining the policies, including preparing and sending billing notices, reports and policy owner statements, communications with insurance agents and other overhead costs

      o the risk that those insured under the policies may not live as long as we estimated when we issued the policy, and our administrative expenses may be higher than expected

      o the cost of paying death benefits, especially in the early policy years when the policy account value may be far below the death benefit we pay if the insured dies

      o our sales and promotional expenses, commissions, and local, state and federal taxes. You may not claim the portion of these charges used to pay taxes as a federal income tax deduction.


The amount of a charge does not necessarily correspond to our costs in providing the service or benefits associated with a particular policy. For example, the sales portion of the premium charges and the surrender charge may not cover all of our actual sales expenses for the policies, and


--------------
24  PROSPECTUS                                  PREMIUMS, DEDUCTIONS AND CHARGES
--------------
proceeds from other charges, including the mortality and expense risk charge and cost of insurance charges, may be used in part to cover sales expenses. There may be a guaranteed, or maximum charge, and a current charge. The guaranteed or maximum charge is the most that we can charge you for a particular item. The current charge is what we are now charging for that item. We have the right to increase the current charge up to the maximum charge. We will tell you if we increase these charges. Once deductions and charges are taken from your policy they do not contribute to the value of your policy.


All of the deductions and charges are summarized and explained below.


Contact us for more information about the deductions and charges. For information regarding compensation paid for the sale of the policies, see Distribution of the policies.

TRANSACTION FEES

When you ask us to make certain transactions, we will take a transaction deduction from your policy account value. Except as described differently below, we will make these deductions from your policy account value invested in the variable investment options, until these are exhausted, and then from your fixed-rate option.

Deductions and charges affecting policy premiums and unscheduled payments


Policy premium assessments


Policy premium assessments are charges we add to your basic scheduled premium, which together make up your policy premium. They cover the cost of any additional coverage you have added to your policy through riders, or any rating charges. Policy premium assessments may change if you change the riders attached to your policy, or if the circumstances that gave rise to rating charges change. Amounts deducted as policy premium assessments are not subject to the premium tax charge, DAC tax or premium sales charge. We deduct this amount from each policy premium, but not from unscheduled payments.

Modality Charges

The total of your periodic policy premium payments for a policy year will be higher than if you make one annual premium payment. We calculate the amount of each periodic policy premium by taking your annual policy premium and multiplying it by a factor, as shown in the table below.

                                                              Difference in cost
                                                                from paying your
Payment frequency                     Factor                   premiums annually
--------------------------------------------------------------------------------
Semi-annual                           .515                            3.00% more
--------------------------------------------------------------------------------
Quarterly                             .26265                          5.06% more
--------------------------------------------------------------------------------
Monthly                               .085833                         3.00% more
--------------------------------------------------------------------------------



                                                                  --------------
PREMIUMS, DEDUCTIONS AND CHARGES                                  PROSPECTUS  25
                                                                  --------------

Premium tax charge

A premium tax charge of 2.5% is deducted from each basic scheduled premium and any unscheduled payments you make to cover premium taxes imposed by the states and jurisdictions where the policy is sold. The charge of 2.5% is charged on all policies regardless of the premium taxes actually charged by the jurisdiction in which you live. Premium taxes vary from state to state and currently range up to 4%. We impose a charge of 2.5% regardless of the premium tax rate in effect in any state. Thus the premium tax charge deducted from your policy may exceed the tax your state would have imposed. We reserve the right to increase this charge if the premium tax that we pay increases. This charge may not be claimed as a tax deduction because the premium taxes are incurred by GIAC.

Deferred Acquisition Cost (DAC) tax charge

This 1% charge is deducted from each basic scheduled premium and any unscheduled payments you make. We believe the charge is reasonable in relation to the increased federal income tax burden under Section 848 of the Internal Revenue Code from our receipt of policy premiums and unscheduled payments. We reserve the right to increase this charge to reflect any changes in our federal income tax burden. See GIAC's taxes. Like the premium tax charge, DAC tax charges are not tax deductible.

Premium sales charge

A charge of 6% is deducted from each basic scheduled premium and any unscheduled payments you make, after the deduction of any handling fees. Except on policies issued for those insured at ages 78, 79 or 80, this charge will fall to 3% after you have paid an amount equaling 12 annual basic scheduled premiums in basic scheduled premiums and unscheduled payments. Policy premium assessments are not counted towards this total. For policies issued at age 78, this charge will fall to 3% after you have paid an amount equaling 11 annual basic scheduled premiums in basic scheduled premiums and unscheduled payments. For policies issued at ages 79 and 80, the reduction will take effect after you have paid an amount equaling 10 annual basic scheduled premiums.

This charge covers sales and promotional expenses, such as commissions, advertising, and the cost of preparing sales literature and prospectuses. We may also use some of the proceeds from other charges to cover these costs. See Deductions from the Separate Account and Transaction deductions from the policy account value.


Surrender charges

During the first 12 years of your policy, you pay a surrender charge if you:

o     surrender your policy

o reduce the face amount either by asking us to reduce it or through a partial withdrawal

o     let your policy lapse.



--------------
26  PROSPECTUS                                  PREMIUMS, DEDUCTIONS AND CHARGES
--------------

The amount of your surrender charges depends on the policy year in which the event occurs. They consist of a deferred administrative charge and a deferred sales charge. The deferred administrative charge covers costs which are not recovered through monthly policy and administration charges, such as the costs of processing applications, conducting medical examinations, determining insurability and establishing records. The charge is $4.80 per $1000 of your policy's face amount, declining to zero after the 12th policy year for insureds between ages 35 and 80 when the policy is issued. This charge is generally lower for those under age 35 when the policy begins.

The deferred sales charge covers costs which are not recovered through the premium sales charge, such as the expenses related to the sale of Park Avenue Life policies. For policies where the insured is 78 or younger, the deferred sales charge is the lesser of:

o 36% of the annual basic scheduled premium payable in the first policy year, minus the sum of 3% of all basic scheduled premiums and unscheduled payments made up to the date that the deferred sales charge is incurred, plus any sales charges deducted for earlier reductions in your policy's face amount, or

o the percentage of the annual basic scheduled premium, as outlined in the chart below, for the policy year in which the charge is applied:


Policy year
--------------------------------------------------------------------------------
      1     2     3     4     5     6     7     8     9    10   11   12   13+
--------------------------------------------------------------------------------
     36%   33%   30%   27%   24%   21%   18%   15%   12%   9%   6%   3%    0
--------------------------------------------------------------------------------


For policies where the insured is 78, 79 or 80 at issue, the deferred sales charge is calculated in a similar way, but declines to zero after 11 years for age 78 and 10 years for ages 79 and 80, because the initial percentage used in the calculations is 33% for age 78 and 30% for ages 79 and 80.

We prorate the surrender charges in connection with a face amount decrease by multiplying the surrender charges by the following fraction to reduce the charges payable:

                               amount of decrease
                        --------------------------------
                        face amount just before decrease

We deduct the adjusted surrender charge from the unloaned policy account value, which is your policy account value minus any policy debt. After we deduct any applicable surrender charge, a policy's net cash surrender value may be zero, particularly in the early policy years.

Together, the premium sales charge and the deferred sales charge form Park Avenue Life's total sales load. The SEC imposes limits on the total sales load that can be collected in the first two years of a policy if the



                                                                  --------------
PREMIUMS, DEDUCTIONS AND CHARGES                                  PROSPECTUS  27
                                                                  --------------
policy lapses or is surrendered. Accordingly, the maximum sales load that you will pay during the first two policy years is:

o 30% of payments made in the first year that do not exceed one annual basic scheduled premium, plus

o 10% of payments made during the second policy year that do not exceed one annual basic scheduled premium, plus

o     9% of all unscheduled payments made in the first two policy years.

The total sales charge that you pay over the life of your policy will not exceed 9% of the total basic scheduled premiums payable over the shorter of 20 years or the insured's anticipated life expectancy. Because you can pay more than your policy's basic scheduled premiums by making unscheduled payments, the period of time in which the maximum sales load is reached may be shorter than outlined above.

Partial withdrawal charge

If you make a partial withdrawal, we will charge you $25 or 2% of the amount of your withdrawal, whichever is lower, in addition to any surrender charges that may apply because the partial withdrawal reduces the face amount. We will deduct this charge, as well as the amount of your withdrawal, proportionately from your unloaned policy account value. This charge is to recover our processing costs.

Premium skip option deduction

If you skip a premium under the Premium Skip Option, we will deduct 90.5% of the amount needed to cover any policy premium assessments from your policy account value that is not being held as collateral for a loan.

Transfer charge

You may transfer your policy account value among the allocation options. If you make more than 12 transfers within a policy year, we reserve the right to charge you $25 for each additional transfer. We will deduct the transfer charge from the allocation options from which you are making the transfer, and will use this amount to cover our processing costs.

We will not deduct a transfer charge when:

o we transfer any excess net premiums and related earnings out of The Guardian Cash Fund (see How your premiums are allocated)

o you make multiple transfers under your policy's dollar cost averaging feature

o     you transfer amounts as part of taking or repaying a policy loan, or

o you transfer amounts out of a variable investment option because the investment policies of the corresponding mutual fund have materially changed.

We do not currently deduct transfer charges.



--------------
28  PROSPECTUS                                  PREMIUMS, DEDUCTIONS AND CHARGES
--------------

Handling fee

We have the right to charge you a maximum handling fee of $2 for each unscheduled payment you make toward your policy. We deduct this fee from your payment before the premium charges are calculated, and use it to cover the costs of processing your payment. We do not currently charge this fee.

Monthly
deductions
--------------------------------------------------------------------------------
We deduct from the policy account value, on the same date each month, an amount to cover administration costs and the cost of insuring the insured. These deductions are made proportionately from your investments in the fixed rate and variable investment options.


PERIODIC FEES


Monthly deductions from the policy account value

We deduct from the policy account value, on the same date each month, an amount to cover administration costs and the cost of insuring the insured. These deductions are made proportionately from your policy account value in the fixed rate and variable investment options. We do not make these monthly deductions after the policy anniversary closest to the insured's 100th birthday.

A combination of partial withdrawals, unfavorable investment performance and ongoing monthly deductions can cause your policy account value to drop below zero. Even if this happens, your policy will not lapse as long as you pay all policy premiums when they are due, and there is no policy debt. However, we will continue to accrue monthly deductions, which will increase the negative balance of your policy account value. While your policy has a negative balance we will calculate the cost of insurance charges based on a policy account value of zero and all net premiums, including net premiums resulting from unscheduled payments, will be used to reduce your policy's negative balance until your policy account value exceeds zero.

Policy and administration charges

For the first three policy years, you pay a policy charge of $10 per month. After three years the charge is currently $4 per month and is guaranteed never to exceed $8 per month.

For the first 12 years of your policy the monthly administration charge is based on the insured's age when the policy started, and is a set rate of no more than $0.04 for every $1,000 of your policy's face amount. This rate applies to policies issued to insureds between the ages of 35 to 80 years. Charges are lower if the insured person is younger than 35 when the policy takes effect. After the 12th year, the administration charge is $0.015 per $1,000 of your policy's face amount. You will find the actual dollar amount of this charge in your policy.

These charges compensate us for underwriting, issuing and maintaining your policy. We do not expect to generate a profit from these charges.

Guaranteed Insurance Amount charge

This is a monthly charge of $0.01 per $1,000 of your policy's face amount. It is charged at the same rate for all policies and compensates us for guaranteeing a minimum death benefit even if the investments in your policy perform poorly. You will find the actual dollar amount of this charge in your policy. This charge supports the guarantee that no matter


                                                                  --------------
PREMIUMS, DEDUCTIONS AND CHARGES                                  PROSPECTUS  29
                                                                  --------------
how unfavorable investment performance might be, the death benefit will never be less than the face amount if all policy premiums are paid when due, no partial withdrawals are taken and there is no policy debt.

Cost of insurance charge
--------------------------------------------------------------------------------
This charge allows us to pay death benefits, especially in the early policy years when the policy account value is far below the death benefit we pay if the insured dies.

Cost of insurance charge

This charge is based on our cost of insurance rates for insured people of the same age, sex and premium class. The maximum that we can charge for each $1,000 of net amount at risk is set out in your policy and is based on the 1980 Commissioners' Standard Ordinary Mortality Tables published by the National Association of Insurance Commissioners. This charge allows us to pay death benefits, especially in the early policy years when the policy account value is far below the death benefit we pay if the insured dies. The cost of insurance rates for non-smokers are lower than the rates for smokers at most attained ages. The cost of insurance rate generally increases as the insured ages. Our current cost of insurance rates are lower than the guaranteed maximum.

We calculate the cost of insurance charge by multiplying your policy's net amount at risk each month by the current cost of insurance rate that applies to the insured, and dividing the result by $1,000. The net amount at risk reflects the difference between the death benefit and the policy account value. The net amount at risk is affected by investment performance, loans, payments of premiums, fees and charges under the policy, death benefit option chosen, partial withdrawals, and decreases in face amount. Your net amount at risk is determined after all other monthly deductions have been withdrawn from your policy account. We may change the cost of insurance rates prospectively, at our discretion, up to the guaranteed maximum rate listed in your policy.


OTHER CHARGES

Interest on policy loans


If you have outstanding policy debt, we charge simple interest that accrues daily at an annual rate of 8%, payable in arrears. Interest is due on each policy anniversary. If you do not pay the interest on your loan when it is due, the amount will be capitalized and added to your policy debt.

Deductions from the Separate Account

Mortality and expense risk charge

We will deduct a daily charge, based on an annual rate of 0.60% of the average daily net assets of the variable investment options, to cover the mortality and expense risks that we assume for Park Avenue Life policies. This charge will never be more than 0.90%. It covers the risk that those insured under Park Avenue Life policies may not live as long as we estimated when we issued the policy, and that our administrative expenses may also be higher than we estimated. If the amount we collect is higher than our expenses, we may generate a profit on this charge. We may use any profit to cover the cost of selling Park Avenue Life policies.


--------------
30  PROSPECTUS                                  PREMIUMS, DEDUCTIONS AND CHARGES
--------------

Income tax charge

We have the right to charge the Separate Account, the account through which we invest your premiums in the variable investment option, for any federal, state or local income taxes relating to the Separate Account. We also have the right to impose additional charges if there is a change in our tax status, if the income tax treatment of variable life insurance changes for insurance companies, or for any other tax-related charges associated with the Separate Account or the policies. We don't currently charge for taxes attributable to the Separate Account.

Deductions from mutual funds

Daily deductions are made from the assets of the mutual funds to cover advisory fees and other expenses. As a result, you pay these fees and expenses indirectly. These expenses vary from year to year. Except as noted below, the following chart shows the actual fees and expenses for each fund for the year ended December 31, 2002 as a percentage of the fund's average daily net assets.


                                                                  --------------
PREMIUMS, DEDUCTIONS AND CHARGES                                  PROSPECTUS  31
                                                                  --------------

--------------------------------------------------------------------------------
YOUR ALLOCATION OPTIONS
--------------------------------------------------------------------------------

AS PART OF YOUR POLICY you are able to direct where a portion of your premiums are allocated. There are several variable investment options and a fixed-rate option. You may choose up to seven allocation options at any time.

--------------------------------------------------------------------------------

THE VARIABLE INVESTMENT OPTIONS

The variable investment options give you the opportunity to invest a portion of your net premiums, indirectly, in a series of mutual funds offering variable rates of return. The value of your investments will vary depending on the performance of the mutual funds. There is no minimum guaranteed policy account value for the portion of your policy that is held in the variable investment options.

The Separate Account

The Separate Account is the account through which we invest your net premiums in the variable investment options. We are the record owner of the assets in the Separate Account, and use them exclusively to support the variable life insurance policies issued through the Separate Account. The Separate Account consists of 31 investment divisions, each corresponding to a mutual fund in which the Separate Account invests. The Separate Account was established by GIAC's Board of Directors on November 18, 1993 under the insurance law of the state of Delaware, and meets the definition of a separate account under the federal securities laws.

Our Separate Account is registered with the SEC as a unit investment trust - a type of investment company under the Investment Company Act of 1940 (the 1940
Act). Registration under the 1940 Act does not involve any supervision by the SEC of the investment management or programs of the Separate Account or GIAC. However, both GIAC and the Separate Account are subject to regulation under Delaware law. GIAC is also subject to the insurance laws and regulations of all states and jurisdictions where the company is authorized to do business.

Income, gains and losses, whether or not realized, from assets allocated to the Separate Account will be credited to or charged against the Separate Account without regard to our other income, gains or losses. Income, gains or losses credited to, or charged against, a variable investment option reflect that variable investment option's investment performance and not the investment performance of our other assets.

GIAC owns the assets held in the Separate Account. The assets equal to the reserves and other liabilities of the Separate Account are used only to support the variable life insurance policies issued through the Separate Account. Delaware insurance law provides that these assets may not be used to satisfy liabilities arising from any other business that GIAC may conduct. This means that the assets supporting policy account values maintained in the variable investment options are not available to meet the claims of GIAC's general creditors. GIAC may also retain in the Separate Account assets that exceed the reserves and other liabilities of the Separate Account.


--------------
32  PROSPECTUS                                                ALLOCATION OPTIONS
--------------

Such assets can include GIAC's direct contributions to the Account, accumulated charges for mortality and expense risks or the investment results attributable to GIAC's retained assets. Because such retained assets do not support policy account values, GIAC may transfer them from the Separate Account to its general account.

Each mutual fund is briefly described below. Complete information can be found in the accompanying fund prospectuses.

The Funds


Each of the funds corresponding to a variable investment option is either an open-end management company or a series of an open-end management company registered with the Securities and Exchange Commission. We buy and sell shares of the funds at their net asset value in response to your instructions and other policy-related transactions.


GIAC may receive compensation from the investment adviser of a fund (or affiliates thereof) in connection with administration, distribution, or other services provided with respect to the funds and their availability through the policy. The amount of this compensation is based upon a percentage of the assets of the fund attributable to the policy and other policies issued by GIAC. These percentages differ, and some advisers (or affiliates) may pay us more than others.

Currently, other investment products that we and other insurers offer are also able to invest in certain of the mutual funds through the Separate Account. While the Board of Directors of each fund monitors activities in an effort to avoid or correct any material irreconcilable conflicts arising out of this arrangement, we may also take actions to protect the interests of our policyowners. For more information see Rights reserved by GIAC, and the prospectuses for the individual mutual funds.

Investment objectives and policies of the Funds

Each fund has a different investment objective that it tries to achieve by following certain investment policies. These objectives affect the potential risks and returns for each fund, and there is no guarantee that a fund will be able to meet its investment objectives fully. Some funds have similar investment objectives and policies to other funds managed by the same adviser. The investment results of the funds, however, may be higher or lower than the adviser's other funds. There is no assurance, and we make no representation, that the performance of any fund will be comparable to the performance results of any other fund.

The table below summarizes each fund's investment objective, along with the typical investments that make up that fund. There is no assurance that any of the funds will achieve its stated objective(s). For example, during extended periods of low interest rates, the yields of money market variable investment options may become extremely low and possibly negative. You can find more detailed information about the portfolios, including a description of risks and expenses, in the prospectuses for the funds that accompany this prospectus. You should read these prospectuses carefully and keep them for future reference. The AIM, AllianceBernstein, Fidelity, Gabelli, Janus, MFS, American Century and Value Line funds are not affiliated with GIAC.


                                                                  --------------
ALLOCATION OPTIONS                                                PROSPECTUS  33
                                                                  --------------

Summary of fund objectives and policies


Fund                      Investment objectives              Typical investments                    Investment Adviser
------------------------------------------------------------------------------------------------------------------------------------
Guardian Stock Fund       Long-term growth of capital        U.S. common stocks
----------------------------------------------------------------------------------------------------
Guardian VC Asset         Long-term total investment         Shares of  The Guardian VC
Allocation Fund           return consistent with             500 Index Fund, The Guardian
                          moderate investment risk           Stock Fund, The Guardian Bond Fund,
                                                             and The Guardian Cash Fund
----------------------------------------------------------------------------------------------------
Guardian VC 500           Seeks to match the investment      Common stocks of companies
Index Fund                performance of the Standard &      in the S&P Index, which                Guardian Investor Services LLC
                          Poor's 500 Composite Stock         emphasizes large U.S. Companies        7 Hanover Square
                          Price Index ("the S&P Index")                                             New York, NY 10004
----------------------------------------------------------------------------------------------------
Guardian Small Cap        Long-term growth of capital        U.S. common stocks of companies
Stock Fund                                                   with small market capitalization
----------------------------------------------------------------------------------------------------
Guardian Bond Fund        Maximum income without undue       Investment grade debt obligations
                          risk of principal
----------------------------------------------------------------------------------------------------
Guardian Cash Fund        High level of current income;      Money market instruments
                          preservation of capital
----------------------------------------------------------------------------------------------------
Baillie Gifford Inter-    Long-term capital appreciation     Common stocks and convertible          Guardian Baillie Gifford Limited
national Fund                                                securities issued by foreign           1 Rutland Court
                                                             companies                              Edinburgh, EH3 8EY Scotland
----------------------------------------------------------------------------------------------------
Baillie Gifford Emerging  Long-term capital appreciation     Common stocks and convertible          Baillie Gifford Overseas Limited
Markets Fund                                                 securities of emerging market          1 Rutland Court
                                                             companies                              Edinburgh, EH3 8EY Scotland
------------------------------------------------------------------------------------------------------------------------------------

AIM V.I. Capital          Growth of capital                  Common stocks
Appreciation Fund
(Series 1)
----------------------------------------------------------------------------------------------------A I M Advisors, Inc. (AIM)
AIM V.I. Global           High total return                  Securities of domestic and             11 Greenway Plaza, Suite 100
Utilities Fund                                               foreign public utility companies       Houston, Texas 77046-1173
(Series 1)
----------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity   Long-term growth of capital.       Equity securities judged by the
Fund (Series 1)           Income is a secondary objective    fund's adviser to be undervalued.
----------------------------------------------------------------------------------------------------
American Century VP       Long-term capital growth with      Equity securities of well-             American Century Investment
Value Fund (Class 1)      income as a secondary objective    established intermediate-to-large      Management, Inc. (ACIM)
                                                             companies whose securities are         American Century Tower
                                                             believed to be undervalued             4500 Main Street
----------------------------------------------------------------------------------------------------Kansas City, Missouri 64111

American Century VP       Capital growth                     International common stocks
International Fund                                           with potential for appreciation
(Class 1)
------------------------------------------------------------------------------------------------------------------------------------

AllianceBernstein         Seeks to provide reasonable        Dividend paying common stocks
Growth & Income           current income and reasonable      of good quality; also fixed-income,
Portfolio (Class B)       opportunity for capital            convertible securities, and
                          appreciation                       securities of foreign issuers
----------------------------------------------------------------------------------------------------
AllianceBernstein         Seeks growth of capital by         Equity securities of a limited
Premier Growth            pursuing aggressive                number of large, carefully             Alliance Capital Management L.P.
Portfolio (Class B)       investment policies                selected high quality U.S.               (Alliance)
                                                             companies                              1345 Avenue of the Americas
----------------------------------------------------------------------------------------------------New York, New York 10105
AllianceBernstein         Seeks growth of capital and only   Securities of companies that use
Technology Portfolio      incidentally current income        technology extensively in the
(Class B)                                                    development of new or
                                                             improved products or processes
----------------------------------------------------------------------------------------------------
AllianceBernstein Value   Seeks long-term growth of          Diversified portfolio of equity
Portfolio (Class B)       capital                            securities
------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Growth       Capital growth                     Common stocks and convertibles
Opportunities Portfolio
(Initial Class)
----------------------------------------------------------------------------------------------------Fidelity Management & Research
Fidelity VIP Contrafund   Long-term capital appreciation     U.S. and foreign common stocks           Company (Fidelity)
Portfolio (Initial Class)                                    of companies believed to be            82 Devonsire Street
                                                             undervalued                            Boston, MA 02109
----------------------------------------------------------------------------------------------------
Fidelity VIP Equity-      Reasonable income with capital     Income-producing equity
Income Portfolio          appreciation as a secondary        securities
(Initial Class)           objective
----------------------------------------------------------------------------------------------------


--------------
34  PROSPECTUS                                                ALLOCATION OPTIONS
--------------

Summary of fund objectives and policies


Fund                      Investment objectives              Typical investments                    Investment Adviser
------------------------------------------------------------------------------------------------------------------------------------

Fidelity VIP High         High level of current income       High-yielding debt securities with
Income Portfolio                                             an emphasis on lower-quality
(Initial Class)                                              securities

----------------------------------------------------------------------------------------------------Fidelity Management & Research
Fidelity VIP Index        Total return that corresponds      Equity securities of companies           Company (Fidelity)
500 Portfolio             to that of the Standard  & Poor's  that compose the Standard &            82 Devonsire Street
(Initial Class)           500 Index                          Poor's 500 and in other                Boston, MA 02109
                                                             instruments that are based on
                                                             the value of the Index

----------------------------------------------------------------------------------------------------
Gabelli Capital Asset     Growth of capital; current         U.S. common stocks and                 Gabelli Funds, LLC
Fund                      income as a secondary              convertible securities                 One Corporate Center
                          objective                                                                 Rye, New York 10580-1422
------------------------------------------------------------------------------------------------------------------------------------

Janus Aspen Mid Cap       Long-term growth of capital        A nondiversified portfolio of
Growth Portfolio                                             equity securities of mid-sized
(formerly the Aggressive                                     companies
Growth Portfolio)
(Institutional Shares)
----------------------------------------------------------------------------------------------------
Janus Aspen Capital       Long-term growth of capital        A nondiversified portfolio of
Appreciation Portfolio                                       equity securities of companies of      Janus Capital Management LLC
(Institutional Shares)                                       any size                                 (Janus)
----------------------------------------------------------------------------------------------------100 Fillmore Street
Janus Aspen Growth        Long-term growth of capital in a   Common stocks of issuers of            Denver, Colorado 80206
Portfolio (Institutional  manner consistent with             any size
Shares)                   preservation of capital
----------------------------------------------------------------------------------------------------
Janus Aspen Worldwide     Long-term growth of capital in a   Common stocks of foreign and
Growth Portfolio          manner consistent with             U.S. issuers; usually invests in at
(Institutional Shares)    preservation of capital            least five countries, including
                                                             the U.S.
----------------------------------------------------------------------------------------------------

MFS Emerging Growth       Long-term growth of capital        Common stocks of emerging
Series (Initial Class)                                       growth companies
----------------------------------------------------------------------------------------------------
MFS Total Return Series   Above average income               Equity securities and fixed
(Initial Class)           (compared to a portfolio           income securities
                          invested entirely in equity
                          securities) consistent with
                          prudent employment of capital,
                          and secondarily to provide a
                          reasonable opportunity for
                          growth of capital and income
----------------------------------------------------------------------------------------------------
MFS Investors Trust       Long-term growth of capital        Equity securities issued by U.S.
Series (Initial Class)    with a secondary objective to      and foreign companies
                          seek reasonable current income
----------------------------------------------------------------------------------------------------Massachusetts Financial Services
MFS New Discovery Series  To seek capital appreciation       Equity securities of companies         Company (MFS)
(Initial Class)                                              that offer superior  prospects for     500 Boylston Street
                                                             growth, both U.S. and foreign          Boston, MA
----------------------------------------------------------------------------------------------------
MFS Research Series       Long-term growth of capital        Equity securities of companies
(Initial Class)           and future income                  believed to  possess better than
                                                             average prospects for long-term
                                                             growth
----------------------------------------------------------------------------------------------------
MFS Bond Series           As high a level of current         Convertible and non-convertible
(Initial Class)           income as is believed consistent   debt securities and preferred
                          with prudent investment risk       stocks; U.S. government securities;
                          and secondarily to protect         mortgage-backed and asset-backed
                          shareholders' capital              securities; commercial paper;
                                                             repurchase agreements; derivative
                                                             securities; foreign securities; cash
                                                             or cash equivalents
----------------------------------------------------------------------------------------------------

Value Line Centurion      Long-term growth of capital        U.S. common stocks (with
Fund                                                         selections based on rankings of
                                                             the Value Line Ranking System)         Value Line, Inc.
----------------------------------------------------------------------------------------------------220 East 42nd Street
Value Line Strategic      High total investment return       U.S. common stocks (with               New York, NY 10017
Asset Management          consistent with reasonable         selections on rankings by the
Trust                     risk                               Value Line ranking system), bonds
                                                             and money market instruments
------------------------------------------------------------------------------------------------------------------------------------


                                                                  --------------
ALLOCATION OPTIONS                                                PROSPECTUS  35
                                                                  --------------

Fixed-rate option
--------------------------------------------------------------------------------
The net premiums you allocate to the fixed-rate option earn a set rate of interest. Your policy account value in the fixed-rate option is backed by GIAC's general account.

THE FIXED-RATE OPTION

The net premiums you allocate to the fixed-rate option earn a set rate of interest. You may allocate some or all of your net premiums to the fixed-rate option, and may transfer some or all of your investments in the variable investment options into the fixed-rate option. There are restrictions on making transfers out of the fixed rate option. See Transfers between the investment options. Your policy account value in the fixed-rate option is backed by GIAC's general account.

We have not registered the fixed-rate option or our general account as investment companies, and interests in the fixed-rate option are not registered under the Securities Act of 1933. The SEC staff does not review the prospectus disclosure about the fixed-rate option or the general account, but the information we present may be subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of information appearing in a prospectus.

Amounts in the fixed-rate option

The total amount that you have invested in the fixed-rate option consists of:

o the portion of your net premiums and any loan repayments that you have allocated to this option, plus

o any amounts that you have transferred to this option from the variable investment options, plus

o     the interest paid on your policy account value in this option, minus

o any deductions or withdrawals or transfers from the fixed-rate option, including applicable charges


You earn interest at a guaranteed rate, from the date of transfer or allocation until your next policy anniversary, at which time the interest rate for the total amount you have invested in the fixed-rate option is set for the coming year. Because different interest rates may be in effect as you make transfers and contributions throughout the year, your effective interest rate for that year may be a weighted average of the different rates which apply to the portions of your policy account value in the fixed-rate option. Interest accrues daily on the total that you have invested in the fixed-rate option, including interest you have earned in previous years. The minimum annual interest rate for the fixed-rate option is 4%. We will tell you of any changes in the current interest rate for the fixed-rate option as they occur. We are not obliged to pay more than 4% in interest, although we may choose to do so. Deductions from the fixed-rate option are made from amounts in the fixed-rate option in the order in which they were added, beginning with amounts held there the longest.



--------------
36  PROSPECTUS                                                ALLOCATION OPTIONS
--------------

--------------------------------------------------------------------------------
SPECIAL FEATURES OF YOUR POLICY
--------------------------------------------------------------------------------

Policy loans
--------------------------------------------------------------------------------
While the insured is alive, you may borrow all or a portion of the loan value of your policy, by assigning your policy to us as collateral for your loan.

POLICY LOANS

After the first year of your policy and while the insured is alive, you may borrow all or a portion of the loan value of your policy, by assigning your policy to us as collateral for your loan. Your policy's loan value is:

o 90% of the cash surrender value of your policy on the date we receive your written request, minus

o     the amount of any outstanding policy debt.

You may not take a policy loan during the first year of your policy or if your policy has lapsed and is being continued under the fixed-benefit extended term insurance policy value option.


Except for Automatic Premium Loans, the minimum loan amount is $500. Generally, we will pay loan proceeds to you within seven days of receiving your request (see Policy proceeds for exceptions to this general rule). If you are taking an Automatic Premium Loan, you will not actually receive any money. Instead, the proceeds will be used to pay the policy premium that is due.


We will transfer the amount of your loan first proportionately from your policy account value in the variable investment options, and if this is insufficient, from your policy account value in the fixed-rate option, into our Loan Collateral Account.

When taking out a policy loan, you should consider:

o amounts transferred out of the variable and fixed-rate options and into our Loan Collateral Account are no longer affected by the investment experience, positive or negative, of those allocation options

o as a result, taking a policy loan will have a permanent effect on your policy account value, even once the loan is repaid in full

o the amount of your policy that is available for withdrawal or surrender, and your policy's death benefit proceeds, will also be reduced dollar-for-dollar by the amount of any policy debt

o if your policy is considered to be a modified endowment contract under the Internal Revenue Code, there may be tax consequences associated with taking a policy loan or using your policy's Automatic Premium Loan feature. See Tax considerations for a discussion of modified endowment contracts and the effects on policy loans.

Interest on
policy loans
--------------------------------------------------------------------------------
We charge interest at an annual rate of 8% on all outstanding policy debt.

Interest on your policy loan

We charge interest at an annual rate of 8% on all outstanding policy debt. Interest accrues daily and is due on each policy anniversary. If you do not pay the interest on your loan when it is due, we will transfer the interest that you owe first proportionately from your policy account value in the variable investment options, and if this is insufficient, from the fixed-rate option, into our Loan Collateral Account, and add that interest to your policy debt.


                                                                   -------------
SPECIAL FEATURES                                                   PROSPECTUS 37
                                                                   -------------

This is called capitalization of loan interest. The maximum amount of loan interest that can be capitalized is 100% of the net cash surrender value.


The investments in the Loan Collateral Account will earn interest at a minimum annual rate of 6%. Although this means that you are effectively paying a maximum of 2% interest on your policy loans, you are expected to pay the loan interest charged, when it is due.

Repaying your policy loan

You may repay all or part of any outstanding policy debt at any time while the insured is alive and the policy is in force, or has been continued after lapse under the reduced paid-up or variable reduced paid-up insurance policy value options. See Policy value options. Unless your loan repayment is made along with your policy premium, the minimum loan repayment amount is $100 or the outstanding balance of your policy debt, whichever is lower.

If the insured has died and the death benefit proceeds have not been paid, either in cash or under a payment option, you have 60 days after his or her death to repay any policy debt. We will then increase the amount payable to the beneficiary by the amount of your repayment.

When you make a loan repayment, we transfer out of the Loan Collateral Account the amount of your repayment, minus a proportional amount of any accrued interest owing, plus a proportional amount of any accrued interest we owe you on the amount that was being held in the Loan Collateral Account. Your repayment will be credited first to the fixed-rate option, up to the amount that was deducted for your loan, then into the variable investment options according to your current allocation instructions. The amount credited to the fixed-rate option will earn the interest rate in effect at that time.

Transfers under your policy that are made in connection with policy loans are not subject to transfer charges. Also, loan repayments are not subject to premium tax, DAC tax or premium sales charges, so it may be to your advantage, if you have outstanding loans or interest, to make loan repayments rather than unscheduled payments.

If, on any monthly date, you owe more in loans and interest than your cash surrender value, we will notify you that a loan repayment is required for your policy to remain in force. Your policy will lapse 31 days after the default date set out in our notice if we do not receive:

o the amount by which your policy debt exceeds the cash surrender value on the monthly date in question, plus

o     10% of the cash surrender value on that monthly date.

If the insured dies after we have sent this notice, but before the 31 days are up, we will pay the beneficiary the death benefit proceeds, minus any policy debt and unpaid interest.


--------------
38  PROSPECTUS                                                  SPECIAL FEATURES
--------------

Decreasing the face amount
--------------------------------------------------------------------------------
After the first year of your policy, you may request a reduction in its face amount, which is the guaranteed minimum amount your policy will pay at death or maturity.

DECREASING THE FACE AMOUNT

After the first year of your policy, you may request a reduction in its face amount, which is the guaranteed minimum amount your policy will pay at death or maturity. To do this we require that:

o you make your request in writing and we receive it at our customer service office

o     the insured is alive when we receive your request

o the reduction is at least $10,000 unless it is caused by a partial withdrawal, in which case the partial withdrawal rules apply, and

o the new face amount is not lower than our minimum face amount, currently $100,000, unless the reduction is caused by a partial withdrawal.


Reducing the face amount of your policy may have tax consequences, including possibly causing it to be considered a modified endowment contract under the Internal Revenue Code. A decrease in face amount also may reduce the federal tax law limits on what you can put into the policy. In these cases, you may need to have a portion of the policy's cash value paid to you to comply with federal tax laws.

We reduce your face amount on the monthly date next following the date we approve your request.

You cannot increase the face amount of your Park Avenue Life policy.


Partial withdrawals
--------------------------------------------------------------------------------
After the first year of your policy, you may withdraw part of your policy's net cash surrender value. The minimum net partial withdrawal is $500.


PARTIAL WITHDRAWALS


After the first year of your policy, you may withdraw part of your policy's net cash surrender value. You must make your request for withdrawal in writing, and the insured must be alive when you make the withdrawal. The minimum net partial withdrawal is $500.

If we approve your request, it will be effective as of the valuation date we receive it at our customer service office. The proceeds will normally be paid within seven days of the time we receive your request. We will not approve or process a partial withdrawal if, after all related charges:


o your cash surrender value would be less than the benchmark value as of the date of your withdrawal, and


o     your policy would have no net cash surrender value.

We will tell you if these conditions apply.

For each partial withdrawal we will charge you $25 or 2% of the amount of your withdrawal, whichever is lower, in addition to any surrender charges that may apply. This covers our administrative costs.


                                                                   -------------
SPECIAL FEATURES                                                   PROSPECTUS 39
                                                                   -------------

We will deduct the amount of your withdrawal and any charges as follows:

o proportionately from the variable investment options in which your policy is invested

o if these amounts are insufficient to meet your withdrawal request, the remainder of the withdrawal will be deducted from your policy account value in the fixed-rate option.

In addition to reducing your net cash surrender value, partial withdrawals reduce the amount of your policy's death benefit on a dollar-for-dollar basis, as follows:

o under Option 1, each partial withdrawal will typically cause an immediate equal reduction in the face amount

o under Option 2, the reduction in your death benefit will generally be the same as the reduction in your policy's net cash surrender value.

The tax consequences of making partial withdrawals are discussed under Tax considerations.

Surrendering
your policy
--------------------------------------------------------------------------------
You may surrender your policy for its net cash surrender value while the insured is alive. Your policy's net cash surrender value will normally be paid within seven days of the time we receive your request.

SURRENDERING YOUR POLICY

You may surrender your policy for its net cash surrender value while the insured is alive. We will calculate your policy's net cash surrender value on the valuation date we receive your written request, which must include your policy, or an acceptable affidavit confirming that you've lost your policy, at our customer service office. Your policy's net cash surrender value will normally be paid within seven days of the time we receive your request. Your policy's net cash surrender value will be calculated as follows:

o your policy account value, including any amount held in the Loan Collateral Account, minus

o     any surrender charge, minus

o     any outstanding policy debt, plus

o any policy premium assessments that you have paid beyond the next monthly date.


--------------
40  PROSPECTUS                                                  SPECIAL FEATURES
--------------

--------------------------------------------------------------------------------

Example

Surrender in policy year 5
--------------------------------------------------------------------------------
Male insured, Age 35
--------------------------------------------------------------------------------
Preferred Premium Class, Nonsmoker
--------------------------------------------------------------------------------
Face Amount, $250,000
--------------------------------------------------------------------------------
Annual Policy Premium, $2,225
--------------------------------------------------------------------------------
Assuming, 6% hypothetical gross return: (4.56% net return)
(See Appendix A)
--------------------------------------------------------------------------------

Policy Account Value                                  $  8,410
-------------------------------------          ---------------------------------
Deferred Administrative Charge                         (800.00)
-------------------------------------          ---------------------------------
Deferred Sales Charge                                  (467.25)
-------------------------------------          ---------------------------------
Policy Debt                                                  0
-------------------------------------          ---------------------------------
Pre-paid Policy Premium Assessments                          0
-------------------------------------          ---------------------------------
Net Cash Surrender Value                              $  7,143

--------------------------------------------------------------------------------

The deferred administrative charge and deferred sales charge are surrender charges, which gradually decline to zero by the end of the 12th policy year. See Deductions and charges. All insurance coverage will end on the valuation date we calculate your policy's net cash surrender value. For a discussion of the tax consequences of surrendering your policy, see Tax considerations.

Transfers
--------------------------------------------------------------------------------
You may ask us to transfer your policy account value in and out of the variable investment options, or into the fixed-rate option, at any time. Each transfer must be for a minimum of $500, or the total amount you have invested in the option you are transferring funds out of, whichever is lower.

TRANSFERS BETWEEN THE INVESTMENT OPTIONS

You may ask us to transfer your policy account value in and out of the variable investment options, or into the fixed-rate option, at any time. We will make transfers based on the unit values at the end of the valuation date on which we receive your instructions, either in writing or by telephone. You can request a transfer by writing to our customer service office or by calling 1-800-441-6455. Written requests that are received after 4:00 p.m. New York time will be effective on the next valuation date. Before you can request transfers over the telephone, you must first establish a Personal Identification Number (PIN). You can establish a PIN by sending us an executed Telephone Fund Transfer/Premium Allocation Change Form. Contact your Registered Representative or call 1-800-441-6455 to obtain a copy of this form.

We will accept transfer instructions by telephone between 9:00 a.m. and 3:30 p.m. New York time on each day that we are open for business. We will ask callers to provide identification and a personal security code for the policy, and will accept the instructions of anyone who can provide this information. We may also record telephone transfer requests without


                                                                   -------------
SPECIAL FEATURES                                                   PROSPECTUS 41
                                                                   -------------
notifying the caller. If we reasonably believe that telephone instructions are genuine, we are not liable for any losses, damages or costs resulting from a transaction. As a result, you bear the risk of any losses caused by unauthorized or fraudulent telephone transactions.

The rules for telephone transfers are subject to change, and we reserve the right to suspend or withdraw this service without notice. During periods of financial market or economic volatility, it may be difficult to contact us in order to make a transfer by telephone. If this happens, you should send your request to us in writing.


Your net premiums and policy account value may not be invested or allocated to more than seven of our allocation options at any one time. Each transfer must be for a minimum of $500, or the total amount you have invested in the option you are transferring funds out of, whichever is lower. You may request transfer of a percentage of a variable investment option or a dollar amount. If expressed as a percentage, the percentage must be a whole number. If you make more than twelve transfers within a policy year, we reserve the right to charge you $25 for each additional transfer. We do not currently charge for additional transfers. We also reserve the right to limit you to one transfer every 30 days. There are also restrictions on making transfers out of the fixed-rate option, which are outlined below. The policy is not designed for market timing activity and frequent transfers. A Fund may restrict or refuse purchases or redemptions of shares in its portfolio if the Fund determines that the activity is disruptive to the management of the portfolio's investments. If a Fund exercises its right to restrict or refuse transactions by the Separate Account as a result of your activity we will not process your transfer request.


The policy is not designed for market timing activity such as frequent transfers or account rebalancing activity. We may limit your right to make transfers or allocation changes if we determine that your transfers would have an adverse effect on other policyowners. We will apply restrictions that we reasonably believe will prevent any disadvantage to other policyowners. Restrictions may be imposed without prior notice and may include, without limitation:

o     limiting the frequency of transfers to not more than once every 30 days;

o imposing a fee of $25 per transfer, if you make more than twelve transfers within a policy year;

o requiring you to make your transfer requests through the U.S. Postal Service or otherwise restricting electronic or telephonic transaction privileges;

o refusing to act on instructions of an agent acting under a power of attorney on your behalf;

o refusing or otherwise restricting any transaction request that we believe alone, or with a group of transaction requests, may have a detrimental effect on the Separate Account or the underlying Funds, or we are informed by any of the Funds that the purchase or redemption of shares would have a detrimental effect on the applicable Funds.


--------------
42  PROSPECTUS                                                  SPECIAL FEATURES
--------------

TRANSFERS FROM THE FIXED-RATE OPTION

You may only transfer your policy account value out of the fixed-rate option once each policy year. We must receive your request within 30 days of your policy anniversary. If we receive your request in the 30 days before your policy anniversary, we will make the transfer on your policy anniversary. If we receive your request in the 30 day period after your policy anniversary, we will make the transfer on the valuation date we receive your request. We will not honor requests to transfer investments out of the fixed-rate option that we receive at any other time of the year.

When you request a transfer from the fixed-rate option, the amounts that you have held in the fixed-rate option longest will be withdrawn first.

The maximum that you may transfer out of the fixed-rate option each policy year is either 33 1/3% of your allocation in the fixed-rate option on the policy anniversary on or immediately preceding the date of transfer, or $2,500, whichever is higher. If you have less than $2,500 in the fixed-rate option, you may transfer the entire amount.

Dollar cost
averaging
--------------------------------------------------------------------------------
Under this option, you transfer the same dollar amount from The Guardian Cash Fund to a particular variable investment option or options each month, over a period of time. Dollar cost averaging may reduce the impact of price fluctuations on unit values of the variable investment options over the period that automatic transfers are made, but cannot guarantee an increase in the overall value of your investments or offer protection against losses in a declining market.

DOLLAR COST AVERAGING TRANSFER OPTION

Under this option, you transfer the same dollar amount from The Guardian Cash Fund to a particular variable investment option or options each month, over a period of time. Using dollar cost averaging, you purchase more units in the variable investment options when their share prices are low, and fewer units when prices are higher. In this way, dollar cost averaging may reduce the impact of price fluctuations on unit values of the variable investment options over the period that automatic transfers are made, but cannot guarantee an increase in the overall value of your investments or offer protection against losses in a declining market.


POLICY PROCEEDS

The amount that your beneficiaries will receive upon the death of the insured is determined as explained under Death benefit options and is payable when we receive proof that the insured has died while the policy was in effect. It will include:


o     the death proceeds based on the death benefit option you have chosen, plus

o any policy premium assessments paid for coverage beyond the monthly date after the insured's death, plus

o the proceeds of any coverage you have added to your policy through riders, plus

o interest earned on the proceeds, as outlined in your policy, from the date of death to the date the proceeds are paid or applied under a payment option, minus

o     any outstanding policy debt.


                                                                   -------------
SPECIAL FEATURES                                                   PROSPECTUS 43
                                                                   -------------

If your policy premium is overdue and the insured dies during the grace period, we will calculate the death benefit as though the premium had been paid when due and then deduct the amount that covered the period up to the policy month of the insured's death.

If the person insured is attained age 100 or older at death, the death proceeds will be the policy account value minus any policy debt as of the date of death.

The death proceeds paid to the beneficiaries may also be adjusted if:

o     the age or sex listed on the policy application is incorrect,

o the insured commits suicide within two years of either the policy's issue date, or the date a change in the death benefit from Option 1 to Option 2 (but only for any increase in the death benefit over your policy's face amount that was a result of the change) takes effect, or

o     there are limits imposed by riders to the policy.

The amount of all other transactions will be calculated at the end of the valuation period during which we receive the necessary instructions, information or documentation at our customer service office.

If the proceeds are being taken from your policy account value in the variable investment options, we will normally pay proceeds within seven days of receiving the necessary information. However, we may delay any transfers, loans or other payments made from the variable investment options when:

o the New York Stock Exchange is closed, except for weekends or holidays, or when trading has been restricted,

o the Securities and Exchange Commission determines that a state of emergency exists, making policy transactions impracticable, or

o when one or more of the mutual funds corresponding to the variable investment options legally suspends payment or redemption of their shares.

If the proceeds are from your policy account value in the fixed-rate option, they will normally be paid promptly once we have received the necessary information. However, we may delay any transfers, loans or other payments made from the fixed-rate option for up to six months from the date of your request. If we do this, we will pay interest in accordance with state law requirements. Please note that requests for transfers from the fixed-rate option may only be made during certain periods. See Transfers from the fixed-rate option.


Policy value options
--------------------------------------------------------------------------------
Policy value options allow you to continue insurance coverage with a reduced amount of insurance if your policy has lapsed but has a cash surrender value. If you choose to continue coverage under a policy value option, you have three choices, as described in the accompanying text.


POLICY VALUE OPTIONS

Policy value options allow you to continue insurance coverage with a reduced amount of insurance if your policy has lapsed but has a cash surrender value. Your other options in this situation are to:

o request payment of your net cash surrender value, in which case your insurance coverage will end, or


--------------
44  PROSPECTUS                                                  SPECIAL FEATURES
--------------

o     reinstate your policy, by following the required conditions (see
      Reinstatement).


If you choose to continue coverage under a policy value option, you have three choices: fixed benefit extended term insurance (Option A), fixed reduced paid up insurance (Option B), and variable reduced paid up insurance (Option C). Each option has certain restrictions and offers a different level of coverage. For more information about the policy options available under the policy, contact your agent or us for details.


Surrendering a
policy value option
--------------------------------------------------------------------------------
You may surrender a policy value option for its current net cash surrender value if the insured is still alive. The amount that you will receive is based on your option's cash value minus any outstanding policy debt.

Surrendering a policy value option

You may surrender a policy value option for its current net cash surrender value if the insured is still alive. The amount that you will receive is based on your option's cash value minus any outstanding policy debt. The cash values for the different policy value options are calculated as follows:

o for Option A the cash value is the then present value of insurance currently provided

o for Option B the cash value is the total value of the fixed-rate option and the Loan Collateral Account

o for Option C the cash value is the total value of the fixed-rate and variable investment options, and the Loan Collateral Account.


Any additional benefit riders attached to this policy are disregarded in computing the values of these options unless otherwise stated in the rider.


Exchanging
a policy
--------------------------------------------------------------------------------
You may exchange your Park Avenue Life policy for a level premium fixed-benefit whole life policy, issued by us or one of our affiliates, without having to prove that the insured meets our insurance requirements.

EXCHANGE TO FIXED-BENEFIT INSURANCE

You may exchange your Park Avenue Life policy for a level premium fixed-benefit whole life policy issued by us or one of our affiliates, without having to prove that the insured meets our insurance requirements until the later of the insured's attained age 70 or the second policy anniversary. Under the new policy, your policy value will be held in the issuer's general account. Your face amount will be the same as under your Park Avenue Life policy on the date you make the exchange; no partial exchanges are permitted. The insured's age when the Park Avenue Life policy took effect will also be carried over. Before you can make any exchange, however, you must repay any outstanding policy debt on your Park Avenue Life policy.

Depending on the amount being applied to the new policy, there may be a cost or a credit to be paid. The amount being applied to the new policy is calculated as the greater of:

o the cumulative premiums for your new policy with interest at 6% minus the cumulative policy premiums for your Park Avenue Life policy with interest at 6%, or

o the guaranteed cash value of the new policy, minus the cash surrender value of your Park Avenue Life policy on the exchange date.

If the greater of these two amounts is less than zero, the issuer of the new policy will pay you an exchange credit. If it is greater than zero, you will have to pay the issuer of your new policy the exchange cost.


                                                                   -------------
SPECIAL FEATURES                                                   PROSPECTUS 45
                                                                   -------------

The new policy will be issued and effective either on the date we receive your written exchange request at our customer service office along with your policy, or on the date that any exchange cost owing is received by the issuer of your new policy, whichever is later.

If you have waiver of premium or accidental death benefit riders attached to your Park Avenue Life policy, these can also be transferred to your new policy. Other rider benefits are available only with the consent of the issuer of your new policy.

You should consult with legal and tax advisers before exchanging your policy.

Payment options
--------------------------------------------------------------------------------
You have several payment options for the death or surrender proceeds from your policy. These proceeds can either be paid in a single lump sum, or under one or more of the payment options specified in the accompanying text.

PAYMENT OPTIONS

You have several payment options for the death or surrender proceeds from your policy. These proceeds can either be paid in a single lump sum, or under one or more of the payment options listed below. These include payments of a fixed amount, or for a fixed period, or payments guaranteed for life. You may select a payment option while the insured is living. If the insured has died and you have not chosen a payment option, the beneficiaries will be asked to choose the payment options up to one year after the insured's death. If you are surrendering your policy, you have 60 days after the proceeds of your policy become payable within which to choose a payment option. You, or the beneficiaries, may choose to distribute the proceeds under more than one payment option at a time, but you must distribute at least $5,000 through each option selected. Monthly payments under each option must be at least $50.

The proceeds of your policy must be paid to a "natural person". Payments will not be made to his or her estate if they die before the proceeds have been fully paid. You may name a second person to receive any remaining payments if this happens.

The proceeds that we hold in order to make payments under one of the payment options do not share in the income, gains or losses of the variable investment options, nor do they earn interest in the same way or amount as funds in the fixed-rate option.


Your policy lists the monthly payment for every $1,000 of proceeds that the payee applies under Options 3 to 6, as well as the amount we pay if the payee cancels a payment option.


For more information about payment options available under the policy, contact our customer service office.


--------------
46  PROSPECTUS                                                  SPECIAL FEATURES
--------------

--------------------------------------------------------------------------------
TAX CONSIDERATIONS
--------------------------------------------------------------------------------

THIS DISCUSSION of tax considerations for your Park Avenue Life policy is general in nature, does not purport to be complete or to cover all tax situations, and should not be considered as tax advice. It is based on our understanding of the federal income tax laws as they are currently being interpreted. We cannot guarantee that these laws will not change while this prospectus is in use, or while your policy is in force. If you are interested in purchasing a policy, taking a policy loan or effecting policy transactions, you should consult a legal or tax adviser regarding your particular circumstances.

--------------------------------------------------------------------------------

Tax status
--------------------------------------------------------------------------------
To qualify as a life insurance contract and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. For example, the underlying investments must be "adequately diversified" in order for the policy to be treated as a life insurance contract for Federal income tax purposes. It is intended that the investment divisions of the Separate Account, through the mutual funds, will satisfy these diversification requirements.

TAX STATUS OF THE POLICY

In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance policy must satisfy certain requirements which are set forth in Section 7702 of the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Accordingly, there is some uncertainty about the application of Section 7702 to a policy, particularly so with respect to policies issued on an insured who does not meet our standard insurance requirements. Nevertheless, we believe there is a reasonable basis for concluding that your policy should satisfy the applicable requirements. If it is subsequently determined that a policy does not satisfy the applicable requirements, we may take appropriate steps to bring the policy into compliance with such requirements and we reserve the right to modify the policy as necessary in order to do so.

In certain circumstances, owners of variable life insurance policies have been considered for Federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the policyowners have been currently taxed on income and gains attributable to separate account assets. There is little guidance in this area, and some features of the Park Avenue Life policy, such as your flexibility to allocate premiums and the policy account value, have not been explicitly addressed in published rulings. While we believe that the policy does not give policyowners investment control over the Separate Account's assets, we reserve the right to modify the policy as necessary to prevent the policyowner from being treated as the owner of the Separate Account assets supporting the policy.

In addition, the Code requires that the investments of the investment divisions of our Separate Account be "adequately diversified" in order for the policy to be treated as a life insurance contract for Federal income tax purposes. It is intended that the investment divisions of the Separate Account, through the mutual funds, will satisfy these diversification requirements.

The following discussion assumes that the policy will qualify as a life insurance contract for Federal income tax purposes.


                                                                   -------------
TAX CONSIDERATIONS                                                 PROSPECTUS 47
                                                                   -------------

Treatment of policy proceeds
--------------------------------------------------------------------------------
We believe that the death benefits under your policy should generally be excludable from the gross income of the beneficiary. Generally, under the existing federal tax laws, increases in the value of your policy will not be taxed federally unless you make a withdrawal before the insured dies.

TREATMENT OF POLICY PROCEEDS

We believe that the death benefits under your policy should generally be excludable from the gross income of the beneficiary. Generally, under the existing federal tax laws, increases in the value of your policy will not be taxed federally unless you make a withdrawal before the insured dies. The money that you receive when the insured dies is not subject to federal income tax, but may be subject to federal estate taxes or generation skipping taxes. The tax consequences of continuing a policy beyond the insured's 100th year are unclear. You should consult a tax advisor if you intend to keep the policy in force beyond the insured's 100th year.

Partial withdrawals, surrenders and policy loans all result in money being taken out of your policy before the insured dies. How this money is taxed depends on whether your policy is classified as a modified endowment contract.

Under the Internal Revenue Code, certain life insurance contracts are classified as "modified endowment contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the policy as to premiums and benefits, the individual circumstances of each policy will determine whether it is classified as a modified endowment contract. The rules are too complex to be summarized here, but generally depend on the amount of premium payments made during the first seven policy years. Certain changes in a policy after it is issued could also cause it to be classified as a modified endowment contract. You should consult with a competent tax adviser to determine whether a policy transaction will cause your policy to be classified as a modified endowment contract.

If your policy is not considered a modified endowment contract:

o money that you withdraw from your policy will generally be taxed only if the total that you withdraw exceeds your "basis" in the policy - which is generally equal to the total amount that you have paid in premiums. However, certain distributions that must be made to enable the policy to continue to qualify as a life insurance contract for federal income tax purposes if policy benefits are reduced during the first 15 policy years may be treated in whole or in part as ordinary income subject to tax. The difference between what you have put in and what you take out will be taxed as ordinary income. When you withdraw money from your policy, your basis is reduced by any amount withdrawn that is not taxed

o if you surrender your policy, you will generally be taxed only on the amount by which the value of your policy, including any policy debt, is greater than your basis in the policy. The tax consequences of surrendering your policy may vary if you receive the proceeds under one of the payment plans. Losses are generally not tax deductible

o policy loans are generally not taxable because they must be paid back. The interest you pay on these loans is generally not tax deductible. However, if your policy lapses while you have an outstanding policy loan, you may have to pay tax on the amount that you still owe to your policy. The tax consequences of a policy loan are unclear if the difference between the rate we charge on the loan and the interest rate earned on the loan is very small. You should consult a tax adviser regarding these consequences.


-------------
48 PROSPECTUS                                                 TAX CONSIDERATIONS
-------------

If your policy is considered a modified endowment contract:

o all distributions other than death benefits including partial withdrawals, surrenders, assignments and policy loans will be treated first as distributions of gain taxable as ordinary income; and as a tax free recovery of basis only after all the gain in the contract has been distributed

o all modified endowment contracts issued to you by GIAC or its affiliates during any calendar year will be treated as one modified endowment contract to determine the taxable portion of any distribution

o a 10% penalty tax will also apply to any taxable distribution unless it is made to a taxpayer who is 59 1/2 years of age or older; is attributable to a disability; or is received as substantially equal periodic payments made over the life (or life expectancy) of the taxpayer, or the life (or life expectancies) of the taxpayer and a designated beneficiary.

If a policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

EXCHANGES

Generally, there are no tax consequences when you exchange one life insurance policy for another, as long as the same person is being insured (a change of the insured under a policy is a taxable event). Paying additional premiums under the new policy may cause it to be treated as a modified endowment contract. Your policy may also lose any "grandfathering" privilege, where you would be exempt from certain legislative or regulatory changes made after your original policy was issued, if you exchange your policy. You should consult with a tax adviser if you are considering exchanging any life insurance policy.

POLICY CHANGES

We will make changes to policies and their riders where necessary to attempt to ensure (i) that they continue to qualify as life insurance under the Internal Revenue Code, and (ii) that policyowners are not considered the direct owners of the mutual funds held in the Separate Account. Any changes will be made uniformly to all policies affected. We will provide advance notice in writing of these changes when required by state insurance regulators.

Federal, state and local governments may, from time to time, introduce new legislation concerning the taxation of life insurance policies. They can also change or adopt new interpretations of existing laws and regulations without notice. If you have questions about the tax consequences of your Park Avenue Life Policy, please consult a legal or tax adviser.


                                                                   -------------
TAX CONSIDERATIONS                                                 PROSPECTUS 49
                                                                   -------------

Transfer taxes
--------------------------------------------------------------------------------
If you are both the policyowner and the insured, the death benefit under your Park Avenue Life policy will generally be included in the value of your gross estate for federal estate tax purposes. If the beneficiary of the policy is someone who is two or more generations younger than the policyowner, the generation-skipping transfer (GST) tax may be imposed.

ESTATE AND GENERATION-SKIPPING
TRANSFER TAXES

If you are both the policyowner and the insured, the death benefit under your Park Avenue Life policy will generally be included in the value of your gross estate for federal estate tax purposes. If you are not the insured, the value of the policy will be included in your gross estate.

Also, if the beneficiary of the policy is someone who is two or more generations younger than the policyowner, the generation-skipping transfer (GST) tax may be imposed on the death benefit.

The individual situation of a policyowner or beneficiary will determine how the ownership of a policy or the receipt of policy proceeds will affect their tax situation. Because the rules are complex, a legal or tax adviser should be consulted for specific information.

OTHER TAX CONSEQUENCES

Park Avenue Life policies can be used in various ways, including:

o     as non-qualified deferred compensation or salary continuance plans

o     in split-dollar insurance plans

o as part of executive bonus plans, retiree medical benefits plans, or other similar plans.

The tax consequences of these plans will vary depending on individual arrangements and circumstances. We recommend that anyone considering buying a Park Avenue Life policy with the expectation of favorable tax consequences should consult with a qualified tax adviser before investing.

In addition, new rules have recently been passed by Congress relating to life insurance owned by businesses and the IRS has recently issued guidance relating to split-dollar arrangements. Any business should consult with a qualified tax adviser before buying a policy, and before making any changes or transactions under the policy.

TAX SHELTER REGULATIONS

Prospective policyowners that are corporations should consult a tax advisor about the treatment of the policy under the regulations applicable to corporate tax shelters.

ALTERNATIVE MINIMUM TAX

There may also be an indirect tax upon the income in the policy or the proceeds of a policy under the Federal corporate alternative minimum tax, if the policyowner is subject to that tax.


-------------
50 PROSPECTUS                                                 TAX CONSIDERATIONS
-------------

Possible tax law changes
--------------------------------------------------------------------------------
Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. You should consult a tax adviser with respect to legislative developments and their effect on the policy.

POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. You should consult a tax adviser with respect to legislative developments and their effect on the policy.

GIAC'S TAXES

Based on current life insurance tax regulations, GIAC does not pay tax on investment income or capital gains from the assets held in the Separate Account. The operations of the Separate Account are reported on our federal income tax return, which is then consolidated with that of our parent company, Guardian Life.

We currently charge a 1% federal tax charge on all basic scheduled premiums and any unscheduled payments you make. This covers our increased corporate income tax burden under Section 848 of the Internal Revenue Code, which requires all life insurance companies to amortize certain expenses over a 10-year period. See Deductions from policy premiums and unscheduled payments.

We may pay taxes at the state and local level, as well as premium taxes, but at present these are not substantial. If they increase, we reserve the right to recover these costs by charging the Separate Account or the policy.

INCOME TAX WITHHOLDING

We are generally required to withhold money for income taxes when you make a transaction on which you will have to pay tax. You can request in writing that we not withhold any amount for income tax purposes. If we do not, or if we fail to withhold enough to cover the taxes that are due, you could be penalized. You would also be responsible for any unpaid taxes when you file your regular income tax return. We may similarly withhold generation skipping transfer taxes unless you tell us in writing that these taxes are not required.


                                                                   -------------
TAX CONSIDERATIONS                                                 PROSPECTUS 51
                                                                   -------------

--------------------------------------------------------------------------------
RIGHTS AND RESPONSIBILITIES
--------------------------------------------------------------------------------



VOTING RIGHTS

As explained in The variable investment options, we are the owner of the fund shares held in the Separate Account. As a result, we have the right to vote at any meeting of the funds' shareholders.

Where we are required to by law, we will vote fund shares based on the instructions we receive from Park Avenue Life policyowners. If we do not receive instructions from some policyowners, we will vote fund shares attributable to their policies, and any shares we own in our own right, in the same proportion as the shares attributable to the policyowners from whom we do receive instructions. This proportion could include policyowners and contract owners from other separate accounts.

If changes in the law or its interpretation allow us to make voting decisions in our own right, or to restrict the voting of policyowners, we reserve the right to do so. We will ask you for your voting instructions if, on the record date set by the fund's directors, part of your policy account value is invested in the variable investment option of the Separate Account that corresponds to the mutual fund holding a shareholders' meeting.

The number of votes that you have will be based on the number of shares that you hold. We will calculate the number of shares, or fraction of a share, that you hold on the record date by dividing the dollar value of your investment in the division of the Separate Account corresponding to the mutual fund, by the net asset value of the variable investment option's shares on that date.

If, after careful examination, we reasonably disapprove of a proposed change to a mutual fund's investment adviser, its advisory contract, or its investment objectives or policies, we may disregard policyowners' voting instructions, if the law allows us to do so. If the change affects the investment adviser or investment policy, we will only exercise this right if we determine in good faith that the proposed change is contrary to state law or is inappropriate in view of the fund's investment objective and purpose. If we exercise this right, we will provide a detailed explanation of our actions in the next semi-annual report to policyowners.

Certain activities related to the operation of the Separate Account may require the approval of policyowners. See Rights reserved by GIAC. If a vote is required, you will be given one vote for every $100 of your policy that is held in the variable investment options. For any investments that we hold on our own behalf, we will vote in the same proportion as our policyowners.

You do not have the right to vote on the operations of the fixed-rate option.


-------------
52 PROSPECTUS                                        RIGHTS AND RESPONSIBILITIES
-------------

Incontestability
--------------------------------------------------------------------------------
Generally, we cannot challenge your policy once it is in force, or has been reinstated, for two years, provided you have paid your premiums when they are due.

LIMITS TO GIAC'S RIGHT TO CHALLENGE A POLICY

Incontestability


Generally, we cannot challenge your policy once it is in force, or has been reinstated, for two years, provided you have paid your premiums when they are due. If you change your policy's death benefit from Option 1 to Option 2, we have two years to challenge any increase in the death benefit that results from this change. If we are successful in our challenge, your death benefit will revert to what it would have been under Option 1.


Misstatement of age or sex

If we find that the information in the application regarding the age or sex of the insured is wrong, we will adjust the death benefit to that which would have been purchased by the most recent deduction for cost of insurance under the policy and any rider premium payment, using the correct age or sex. Some jurisdictions do not allow insurance companies to provide different benefits based on the sex of the insured. For these jurisdictions we offer a version of the Park Avenue Life policy with the same benefits for men and women.

Suicide exclusion

If the insured commits suicide within two years of the policy's issue date, regardless of whether he or she is considered sane at the time, the amount that we must pay in death benefits will be limited to the greater of i) the net cash surrender value as of the date of death, or ii):

o     the policy premiums paid, plus

o     any unscheduled payments made, minus

o     any policy debt, minus

o     any partial withdrawals and any related charges.

RIGHTS RESERVED BY GIAC

We reserve the right to make changes or take actions that we feel are in the best interests of Park Avenue Life policyowners and their beneficiaries, or are appropriate for the policy. We will follow applicable laws and regulations in exercising our rights, and will seek the approval of policyowners or regulators when necessary. Some of the changes or actions we may take include:

o     operating the Separate Account in any form permitted by law

o taking any action that will allow the Separate Account either to comply with or be exempt from sections of the 1940 Act

o     de-registering the Separate Account under the 1940 Act

o transferring the assets from one division of the Separate Account into other divisions, or to one or more Separate Accounts, or to our general account, and adding, combining, or removing investment divisions in the Separate Account


                                                                   -------------
RIGHTS AND RESPONSIBILITIES                                        PROSPECTUS 53
                                                                   -------------

o substituting the shares of one mutual fund held through the Separate Account for shares of a different class in the same mutual fund, shares of a different mutual fund, or any other investment allowed by law

o adding to, suspending or eliminating your ability to direct how your net premiums are invested, or to transfer your investments among the variable investment options or the fixed-rate option

o changing the way we make deductions or collect charges, consistent with the limits outlined in the policy

o changing the policy as required to ensure that it continues to qualify as life insurance under the Internal Revenue Code, or to preserve favorable tax treatment for your benefits under the policy

o making any changes necessary to the policy so that it conforms with any action we are permitted to take.

Substitutions may be made with respect to existing policy value or the investment of future premium payments, or both. We may close subaccounts to allocations of premium payments or policy value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts.

We will inform you if we make a change that affects the basic nature of the investments in any of the variable investment options. If this occurs, you will have 60 days from the postmark on our notice to transfer your investments out of this option and into one of the other investment options, without charge. See Transfers.

YOUR RIGHT TO CANCEL YOUR POLICY

You may cancel your policy by returning it with a written cancellation notice to either our customer service office or the agent from whom you bought the policy. You must do this within the later of:

o     10 days of receiving your policy, or

o     45 days of signing Part 1 of your completed policy application

o 10 days after the postmarked date on any Notice of Withdrawal Right that we mail you.

Longer "free look" periods may apply in some states. Policies issued in these states will include the applicable "free look" period. If a cancellation notice is sent by mail, it will be effective on the date of the postmark.

Once we receive your notice, we will refund all of the premiums and unscheduled payments you have made towards your policy, and it will be considered void from the beginning. We may delay refunding any payments you made by check until your check has cleared.


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54 PROSPECTUS                                        RIGHTS AND RESPONSIBILITIES
-------------

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

DISTRIBUTION OF THE POLICY AND OTHER CONTRACTUAL ARRANGEMENTS


We have entered into a distribution agreement with Guardian Investor Services LLC (GIS) for the distribution and sale of the policies. GIS is affiliated with us. GIS acts as principal underwriter of Park Avenue Life policies, as well as the other variable life insurance policies and variable annuity contracts that we offer. The Park Avenue Life policies are distributed by GIAC agents who are licensed by state insurance authorities to sell variable life insurance and are registered representatives of GIS or other broker-dealer firms with which GIAC has entered into agreements to sell the policies.

We pay commissions for the sale of the policies. GIAC agents receive a maximum sales commission of:


o     50% of the policy premium paid for the first policy year, then

o     5% of the policy premiums paid for policy years two through ten, and

o     2% of the policy premiums paid for policy years thereafter.


In addition, GIAC pays a commission of no more than:


o     3.5% of each unscheduled payment in the first ten policy years, and

o     2% of any unscheduled payments thereafter.

We may also compensate our agents in the form of commission overrides, expense allowances, bonuses, wholesaler fees and training allowances. In addition, agents may qualify for non-cash compensation such as expense-paid trips or educational seminars.

If you return your policy under the right to cancel provisions, the agent may have to return some or all of any commissions we have paid.


Supplemental benefits and riders

We offer several riders or additional benefits that you can add to your policy. Certain of these riders are subject to age and underwriting requirements.

We currently offer the following riders under the policy:

o     Adjustable Renewable Term rider

o     Waiver of Premium rider

o     Guaranteed Purchase Option

o     Accidental Death Benefit rider

o     Simplified Insurability Option rider.

The benefits provided by each of these riders is summarized in Appendix B to this prospectus. These riders may not be available in all states.



                                                                   -------------
OTHER INFORMATION                                                  PROSPECTUS 55
                                                                   -------------

TELEPHONE AND ELECTRONIC SERVICES

We will process certain transactions by telephone if you have authorized us to do so. We currently take requests for fund transfers and changes in allocation of future premiums over the phone. See How your premiums are allocated and Transfers Between the Investment Options for more details on requesting these transactions telephonically.

In addition to these telephone services, in the future we anticipate offering you the ability to use your personal computer to receive documents electronically, review your policy information and to perform other specified transactions. We will notify you as these electronic services become available. At that time, if you want to participate in any or all of our electronic programs, we will ask that you visit our website for information and registration. You may also be able to register by other forms of communication. If you choose to participate in the electronic document delivery program, you will receive financial reports, prospectuses, confirmations and other information via the Internet. You will not receive paper copies.

Generally, you are automatically eligible to use these services when they are available. You must notify us if you do not want to participate in any or all of these programs. Should you decline to participate, you will be able to reinstate these services at any time. You bear the risk of possible loss if someone gives us unauthorized or fraudulent registration or instructions for your account so long as we believe that the registration or instructions are genuine and we have followed reasonable procedures to confirm that the registration or instructions communicated by telephone or electronically are genuine. If we do not follow reasonable procedures to confirm that the registration or instructions are genuine, we may be liable for any losses. Please take precautions to protect yourself from fraud. Keep you policy information and PIN number private and immediately review your statements and confirmations. Contact us immediately about any transactions you believe to be unauthorized.

We may change, suspend or eliminate telephone or Internet priviliges at any time, without prior notice. We reserve the right to refuse any transaction request that we believe would be disruptive to policy administration or not in the best interests of the policyowners or the Separate Account. Telephone and Internet services may be interrupted or response times slow if we are experiencing physical or technical difficulties, or economic or market emergency conditions. While we are experiencing such difficulties, we ask you to send your request by regular or express mail and we will process it using the net asset value first calculated after we receive the request. We will not be responsible or liable for:any inaccuracy, error or delay in or omission of any information you transmit or deliver to us; any loss or damage you may incur because of such inaccuracy, error, delay, omission or non-performance; or any interruption resulting from emergency circumstances.


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56 PROSPECTUS                                                  OTHER INFORMATION
-------------

LEGAL CONSIDERATIONS FOR EMPLOYERS

The Park Avenue Life policy estimates different risks for men and women in establishing a policy's premiums, benefits and deductions, except in states where gender-neutral standards must be used. In 1983, the United States Supreme Court held that optional annuity benefits offered under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Anyone interested in buying Park Avenue Life policies in connection with insurance or benefits programs should consult with their legal advisers to determine if the policy is appropriate for this purpose.


ILLUSTRATIONS

Illustrations can help demonstrate how the policy operates, given the policy's charges, investment options and any optional features selected, how you plan to accumulate or access policy value over time, and assumed rates of return. Illustrations may also be able to assist you in comparing the policy's death benefits, cash surrender values and policy values with those of other variable life insurance policies based upon the same or similar assumptions. You may ask your registered representatives or us (at our toll-free telephone number) to provide an illustration, without charge, based upon your specific situation.


LEGAL PROCEEDINGS

We are not currently involved in any legal proceedings that would threaten our financial position or that of the Separate Account.


FINANCIAL STATEMENTS

The financial statement of GIAC and the Separate Account are contained in the Statement of Additional Information.



                                                                   -------------
OTHER INFORMATION                                                  PROSPECTUS 57
                                                                   -------------

--------------------------------------------------------------------------------
APPENDIX A

SPECIAL TERMS USED IN THIS PROSPECTUS
--------------------------------------------------------------------------------

Age

The insured's age on his or her birthday closest to the date the policy takes effect.

Attained age

The insured's current age plus the number of policy years completed since the policy date.


Basic Policy

The policy without any additional riders.


Basic scheduled premium

A regularly scheduled payment that you must make in order to keep your policy in force. It is set out in your policy and does not include charges for any additional coverage provided by riders that you may add to your policy, or rating charges if the insured does not meet our insurance requirements for standard insurance when we issue your policy.

Benchmark value

Benchmark value is a hypothetical measure we use to assess the adequacy of the funding level in your policy account over time. It is based on assumptions about the basic scheduled premium and insurance charges you would pay, as well as the net rate of return your account would be expected to earn. Benchmark values for each policy anniversary date are set out in the policy.

During the guaranteed premium period, the benchmark value is the greater of 1) your tabular account value and 2) the amount that would cause your policy account value to at least equal the benchmark value at the end of the guaranteed premium period, assuming that:

o the policyowner paid basic scheduled premiums, when due, throughout the guaranteed premium period

o     the policy had a face amount of $250,000 and premiums were paid annually

o we charged the current cost of insurance charges, and o the policy account value earned an annual gross return of 6.59% throughout the guaranteed premium period.


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58 PROSPECTUS                                                      SPECIAL TERMS
-------------

After the guaranteed premium period, the benchmark value is the greater of 1) your tabular account value plus the product of 0.955 and the difference between the maximum basic scheduled premium and the basic scheduled premium payable during the guaranteed premium period for the current face amount, and 2) the amount that would cause your policy account value to at least equal your policy's face amount on the policy anniversary nearest the insured's 100th birthday, assuming that:

o the policyowner paid basic scheduled premiums for the current face amount until the policy anniversary nearest the insured's 100th birthday

o     the policy had a face amount of $100,000 and premiums were paid monthly

o the policyowner paid all basic scheduled premiums, made no unscheduled payments and took no loans or withdrawals

o we charged the current cost of insurance charges and the maximum rate of any other charges and deductions, and

o the policy account value earned an annual net return of 4% throughout the life of the policy.

To calculate the benchmark value on a given day, we will take the benchmark values for your last policy anniversary and your upcoming policy anniversary, and adjust for the number of days that the date is between these anniversaries.

Customer service office

The Guardian Insurance & Annuity Company, Inc.
Customer Service Office, P.O. Box 26125, Lehigh Valley, PA 18002,
1-800-441-6455

Face amount or Guaranteed insurance amount

The minimum amount that you will receive on the death of the insured, until the policy anniversary closest to the insured's 100th birthday, as long as:

o you pay all policy premiums when they are due, except those skipped under the Premium Skip Option

o     you don't make any partial withdrawals, and

o     you don't have any policy debt outstanding.

The Guaranteed Insurance amount is set out in your policy. The minimum for a policy is currently $100,000.


                                                                   -------------
SPECIAL TERMS                                                      PROSPECTUS 59
                                                                   -------------

Guaranteed premium period

The period during which your basic scheduled premiums will remain the same. This period begins on the policy date and ends on the later of the policy anniversary closest to the insured's 70th birthday or the 10th policy anniversary.

Internal Revenue Code

The Internal Revenue Code of 1986, as amended, and its related rules and regulations.

Issue date

The date your policy is issued at GIAC's customer service office.

Monthly date

The same date in each month as the policy date, or the last day of a month if that is earlier.

Net amount at risk

The difference between the policy account value and the amount that you would be paid under the policy's death benefit.


Policy account value

The sum of the values attributable to a policy which is allocated to the variable investment options, the fixed-rate option and the loan collateral account.


Policy anniversary

The same date each year as the policy date.

Policy date

The date your policy comes into effect. This date is used to measure policy months, policy years, policy anniversaries, and monthly dates.

Policy debt

All unpaid policy loans, plus the accumulated and unpaid interest on those loans.

Policy review date

The monthly date before your policy anniversary.


-------------
60 PROSPECTUS                                                      SPECIAL TERMS
-------------

Tabular account value

The value of a hypothetical account that we compare to your policy account value when we set your basic scheduled premium each year after the guaranteed premium period. It is also used to calculate your policy's benchmark values. The tabular account value is equal to the policy account value that would result assuming that:

o     the policy had a face amount of $100,000

o     premiums were paid monthly

o the policyowner paid the basic scheduled premium during the guaranteed premium period and the maximum basic scheduled premium thereafter

o     we charged the guaranteed charges beginning on the policy date, and

o the policy account value earned an annual net return of 4% throughout the life of the policy.

To calculate your tabular account value on a given day, we will take the tabular account values for your last policy anniversary and your upcoming policy anniversary, and adjust for the number of days that your date is between these anniversaries.

Valuation date

Any date on which the New York Stock Exchange is open for trading and GIAC is open for business. Valuations for any date other than a valuation date will be made on the next valuation date.


Valuation period

The period between two successive valuation dates, beginning after 4 p.m. New York time on one valuation date, and ending at 4 p.m. New York time on the next valuation date.


                                                                   -------------
SPECIAL TERMS                                                      PROSPECTUS 61
                                                                   -------------

--------------------------------------------------------------------------------
APPENDIX B

ADDITIONAL BENEFITS BY RIDER
--------------------------------------------------------------------------------

Additional benefits are available by riders to the policy. Riders are issued subject to GIAC's standards for classifying risks. GIAC charges premiums for additional benefit riders. These premium amounts are included in the policy premium charged to a Park Avenue Life policyowner, but rider premiums are not allocated to the variable investment options or fixed-rate option under the policy. The benefits provided by the riders are fully described in the riders and summarized here.

      Waiver of Premium -- This rider provides for the waiver of Policy Premiums while the insured is totally disabled.

      Accidental Death Benefit -- This rider provides additional insurance coverage if the insured's death results from accidental bodily injury.

      Guaranteed Purchase Option -- This rider provides the policyowner the right to purchase additional insurance policies on the insured's life without evidence of insurability on the policy anniversaries nearest certain birthdays of the insured (the "Option Dates") or within specified time periods of qualifying life events ("Alternate Option Dates") provided
      (i) all policy premiums are paid to the applicable Option Date or Alternate Option Date, (ii) written application and evidence of insurability satisfactory to the issuer and the first premium for the new policy are received as set forth in the rider, (iii) if applicable, satisfactory evidence of the qualifying life event accompanies the application.

      Simplified Insurability Option -- This rider allows the policyowner to purchase additional policies on certain policy anniversaries ("Option Dates") provided: (i) all policy premiums are paid to the applicable Option Date, (ii) written application and evidence of insurability satisfactory to the issuer are received as set forth in the rider, and
      (iii) policy premiums are not being waived under a waiver of premium rider.

      Adjustable Renewable Term (ART) Insurance -- This rider provides term insurance for one year periods. Depending on your individual circumstances, it may or may not be to your advantage to add coverage to your policy through a rider. Some of the circumstances to consider include the premium you want to pay, the amount of coverage and how long you want this additional coverage for, and the age, sex and underwriting classification of the insured.

Your GIAC representative can help you decide whether adding rider benefits to your policy would be in your best interest.

By adding an ART rider to a Park Avenue Life policy, a policyowner can increase the insurance coverage provided by the entire contract. Generally, term insurance is intended to fill a temporary insurance need, and permanent (whole life) insurance is intended to fill long-term insurance needs. Term insurance is generally more economical for short periods, while permanent insurance is generally more economical over longer periods. If a policyowner has a short-term need for more insurance protection, it may be in his or her interest to supplement a Park Avenue Life policy with an ART rider. When the need abates, the rider can be terminated without triggering surrender charges, which are imposed when the policy's coverage is reduced during the first 12 policy years. See Decreasing the Face Amount and Deductions and Charges.

GIAC may from time to time discontinue the availability of one or more of these riders, or make other riders available. GIAC agents can provide information about the current availablity of particular riders.


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62 PROSPECTUS                                                         APPENDICES
-------------

--------------------------------------------------------------------------------
APPENDIX C

HYPOTHETICAL ILLUSTRATIONS
--------------------------------------------------------------------------------


ILLUSTRATIONS OF DEATH BENEFITS, POLICY ACCOUNT VALUES,
NET CASH SURRENDER VALUES AND ACCUMULATED POLICY PREMIUMS

      The following tables illustrate how policies operate. Specifically, they show how the death benefit, net cash surrender value and policy account value can vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Separate Account that are equal to constant after tax annual rates of 0%, 6% and 10%. The tables are based on policies with face amounts of $300,000 for a male insured at Age 30. These insureds are assumed to be in the nonsmoker preferred risk classification. Values are first given based on current charges and then based on the policy's higher guaranteed charges. In addition, each illustration is given first for a policy with an Option 1 death benefit and then for a policy with an Option 2 death benefit. These illustrations may assist in the comparison of death benefits, net cash surrender values and policy account values for Park Avenue Life policies with those under other variable life insurance policies that may be issued by GIAC or other companies. Prospective policyowners are advised, however, that it may not be advantageous to replace existing life insurance coverage by purchasing a Park Avenue Life policy, particularly if the decision to replace existing coverage is based solely on a comparison of policy illustrations.

      Actual returns will fluctuate over time and likely will be both positive and negtative. The actual death benefits, net cash surrender values and policy account values under the policy could be significantly different from those shown even if actual returns averaged 0%, 6% and 10%, but fluctuated over and under those averages throughout the years shown. Depending on the timing and degree of fluctuation, the actual values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the policy unless the policyowner pays more than the stated premium.

      Death benefits, net cash surrender values and policy account values will be different from the amounts shown if: (1) the actual gross rates of return average 0%, 6% or 10%, but vary above and below the average over the period; and
(2) policy premiums are paid at other than annual intervals, or if unscheduled payments are made. Benefits and values will also be affected by the policyowner's allocation of the unloaned policy account value among the variable investment options and the fixed-rate option. If the actual gross rate of return for all options averages 0%, 6% or 10%, but varies above or below that average for individual options, allocation and transfer decisions can have a significant impact on a policy's performance. Policy loans and other policy transactions, such as skipping policy premium and partial withdrawals, will also affect results, as will the insured's sex, smoker status and premium class.

      Death benefits, net cash surrender values and policy account values shown in the tables reflect the fact that: (1) deductions have been made from annual policy premiums for policy premium assessments, the state premium tax charge, the DAC tax charge and the premium sales charge; and (2) monthly deductions are deducted from the policy account value on each monthly date. The net cash surrender values shown in the tables reflect the fact that surrender charges (consisting of a deferred sales charge and a deferred administrative charge) are deducted upon surrender, face amount reduction or lapse during the first 12 policy years. The death benefits, net cash surrender values and policy account values also reflect a daily charge assessed against the Separate Account for mortality and expense risks equivalent to an annual charge of .60% (on a current basis) and .90% (on a guaranteed basis) of the average daily value of the assets in the separate account attributable to the policies. See Deductions and charges. The amounts shown in the illustrations also reflect an arithmetic average of the investment advisory fees and operating expenses incurred by the mutual funds, at an annual rate of 0.86% of the average daily net assets of such funds.


      The average is based upon actual expenses, before applicable expense reimbursements and fee waivers, incurred during 2002. For an explanation of the expenses see the accompanying fund prospectuses.


      Taking account of the charges for mortality and expense risks in the Separate Account and the average investment advisory fee and operating expenses of the mutual funds, the gross annual rates of return of 0%, 6% and 10% correspond to net investment experience at constant annual rates of -1.45%, 4.51% and 8.49%, respectively, based on GIAC's current charge for mortality and expense risks, and -1.75%, 4.19% and 8.16%, respectively, based on GIAC's guaranteed maximum charge for mortality and expense risks. See Net investment factor.


                                                                   -------------
APPENDICES                                                         PROSPECTUS 63
                                                                   -------------

The Guardian Insurance & Annuity Company, Inc.


APPENDIX C


      The hypothetical rates of return shown in the tables do not reflect any tax charges attributable to the Separate Account, since no charges are currently made. If any such charges are imposed in the future, the gross annual rate of return would have to exceed the rates shown by an amount sufficient to cover the tax charges, in order to produce the death benefits, Net Cash Surrender Values and Policy Account Values illustrated. See GIAC's Taxes.

      The fourth column of each table shows the amount which would accumulate if an amount equal to the annual Policy Premium was invested to earn interest, after taxes, of 5% per year, compounded annually. There can be no assurance that a prospective policyowner would be able to earn this return. During the Guaranteed Premium Period, the annual Policy Premium is $2,139 for the policy illustrated.


      GIAC will furnish upon request an illustration reflecting the proposed insured's age, sex, premium class and the Face Amount or Basic Scheduled Premium requested, but a premium-based illustration must reflect GIAC's current minimum Face Amount requirement for Park Avenue Life -- which is $100,000. These personalized illustrations will use an arithmetic average of the investment advisory fees and operating expenses incurred by the mutual funds based on actual fees and expenses after applicable reimbursements and waivers incurred in 2002. If you are already a Park Avenue Life policyowner, please contact your registered representative for a current illustration.

      These illustrations will refer to "net outlay" as the cash flow into or out of the policy. It is equal to the sum of all policy premiums and accrued loan interest paid in cash and reduced by the proceeds of any policy loan or partial withdrawal received in cash.


      From time to time, advertisements or sales literature for Park Avenue Life may quote historical performance data of one or more of the underlying funds, and may include cash surrender values and death benefit figures computed using the same methodology as that used in the following illustrations, but with historical average annual total returns of the underlying funds for which performance data is shown in the advertisement or sales literature replacing the hypothetical rates of return shown in the following tables. This information may be shown in the form of graphs, charts, tables, and examples. Any such information is intended to show the policy's investment experience based on the historical experience of the underlying funds and is not intended to represent what may happen in the future.

      GIAC began to offer Park Avenue Life on September 1, 1995. As such, the policies may not have been available when the funds commenced their operations. However, illustrations may be based on the actual investment experience of the funds since their respective inception dates (See Investment Performance of the Funds). The result for any period prior to the policies' being offered would be calculated as if the policies had been offered during that period of time, with all charges assumed to be those applicable to the policies. Thus the illustrations will reflect deductions for each fund's expenses, as well as the Separate Account's charge for mortality and expense risks, and the charges deducted from premiums, Monthly Deductions, and any transaction deductions associated with the policy in question.


-------------
64 PROSPECTUS                                                         APPENDICES
-------------

The Guardian Insurance & Annuity Company, Inc.


APPENDIX C


                 Male Issue Age 30, Preferred Underwriting Risk

                              $300,000 Face Amount

                             Death Benefit Option 1

                        Basic Scheduled Premium = $2,139

            These values reflect CURRENT cost of insurance and other
               charges Using the Cash Value Accumulation Test as
            defined under Section 7702 of the Internal Revenue Code.

                                                Assuming Current                 Assuming Current
                                              Charges and 0% Gross             Charges and 6% Gross
                                                     Return                           Return
                               Premiums    -----------------------------   ------------------------------
   End        Age           Accumulated                   Net                              Net
    of  Beginning                 At 5%     Policy       Cash        Net    Policy        Cash        Net
Policy         of     Net      Interest    Account  Surrender      Death   Account   Surrender      Death
  Year       Year  Outlay      Per Year      Value      Value    Benefit     Value       Value    Benefit
------  ---------  ------   -----------    -------  ---------    -------   -------   ---------    -------
     1         30   2,139         2,246      1,376          0    300,000     1,474           0    300,000
     2         31   2,139         4,604      2,719      1,130    300,000     3,001       1,412    300,000
     3         32   2,139         7,080      4,036      2,559    300,000     4,592       3,114    300,000
     4         33   2,139         9,680      5,397      4,073    300,000     6,319       4,995    300,000
     5         34   2,139        12,410      6,725      5,556    300,000     8,111       6,942    300,000
     6         35   2,139        15,277      8,021      7,006    300,000     9,971       8,956    300,000
     7         36   2,139        18,287      9,293      8,433    300,000    11,911      11,050    300,000
     8         37   2,139        21,447     10,514      9,807    300,000    13,905      13,199    300,000
     9         38   2,139        24,765     11,677     11,125    300,000    15,950      15,398    300,000
    10         39   2,139        28,249     12,791     12,393    300,000    18,056      17,657    300,000
    15         44   2,139        48,464     17,954     17,954    300,000    29,959      29,959    300,000
    20         49   2,139        74,264     22,002     22,002    300,000    44,115      44,115    300,000
    25         54   2,139       107,193     23,056     23,056    300,000    59,233      59,233    300,000
    30         59   2,139       149,218     20,910     20,910    300,000    75,377      75,377    300,000

                            Assuming Current
                          Charges and 10% Gross
                                 Return
                      ------------------------------
   End        Age                     Net
    of  Beginning      Policy        Cash        Net
Policy         of     Account   Surrender      Death
  Year       Year       Value       Value    Benefit
------  ---------     -------   ---------    -------
     1         30       1,540           0    300,000
     2         31       3,197       1,608    300,000
     3         32       4,989       3,511    300,000
     4         33       6,999       5,675    300,000
     5         34       9,167       7,998    300,000
     6         35      11,508      10,492    300,000
     7         36      14,042      13,181    300,000
     8         37      16,759      16,053    300,000
     9         38      19,668      19,116    300,000
    10         39      22,794      22,396    300,000
    15         44      42,790      42,790    300,000
    20         49      72,322      72,322    300,000
    25         54     114,815     114,815    300,000
    30         59     177,293     177,293    344,492


IT IS EMPHASIZED THAT THE HYPOTHETICAL RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL RESULTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER, THE FREQUENCY OF THE PREMIUM PAYMENTS CHOSEN BY A POLICYOWNER, THE INVESTMENT EXPERIENCE OF THE POLICY'S VARIABLE INVESTMENT OPTIONS AND THE RATE OF INTEREST PAID ON AMOUNTS HELD IN THE FIXED-RATE OPTION. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% AND 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE AND BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR OTHER POLICY TRANSACTIONS WERE EFFECTED DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GIAC OR THE MUTUAL FUNDS THAT THE ILLUSTRATED HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THE RECALCULATED BASIC SCHEDULED PREMIUM (ROUNDED TO THE NEAREST DOLLAR) AT ATTAINED AGE 75 WOULD BE $21,323 ASSUMING THE 0% RETURN; $6,056 ASSUMING 6% RETURN AND $2,139, ASSUMING THE 10% RETURN.



                                                                   -------------
APPENDICES                                                         PROSPECTUS 65
                                                                   -------------

The Guardian Insurance & Annuity Company, Inc.


APPENDIX C


                 Male Issue Age 30, Preferred Underwriting Risk

                              $300,000 Face Amount

                             Death Benefit Option 1

                        Basic Scheduled Premium = $2,139

           These values reflect GUARANTEED cost of insurance and other charges Using the Cash Value Accumulation Test as
            defined under Section 7702 of the Internal Revenue Code.

                                               Assuming Guaranteed              Assuming Guaranteed
                                              Charges and 0% Gross             Charges and 6% Gross
                                                     Return                           Return
                               Premiums    -----------------------------   ------------------------------
   End        Age           Accumulated                   Net                              Net
    of  Beginning                 At 5%     Policy       Cash        Net    Policy        Cash        Net
Policy         of     Net      Interest    Account  Surrender      Death   Account   Surrender      Death
  Year       Year  Outlay      Per Year      Value      Value    Benefit     Value       Value    Benefit
------  ---------  ------   -----------    -------  ---------    -------   -------   ---------    -------
     1         30   2,139         2,246      1,371          0    300,000     1,469           0    300,000
     2         31   2,139         4,604      2,553        964    300,000     2,829       1,240    300,000
     3         32   2,139         7,080      3,709      2,231    300,000     4,242       2,764    300,000
     4         33   2,139         9,680      4,856      3,533    300,000     5,726       4,402    300,000
     5         34   2,139        12,410      5,968      4,799    300,000     7,257       6,087    300,000
     6         35   2,139        15,277      7,037      6,022    300,000     8,829       7,814    300,000
     7         36   2,139        18,287      8,065      7,204    300,000    10,445       9,584    300,000
     8         37   2,139        21,447      9,046      8,339    300,000    12,100      11,394    300,000
     9         38   2,139        24,765      9,977      9,425    300,000    13,793      13,241    300,000
    10         39   2,139        28,249     10,856     10,458    300,000    15,522      15,124    300,000
    15         44   2,139        48,464     14,656     14,656    300,000    24,964      24,964    300,000
    20         49   2,139        74,264     16,717     16,717    300,000    35,157      35,157    300,000
    25         54   2,139       107,193     15,866     15,866    300,000    45,007      45,007    300,000
    30         59   2,139       149,218      9,997      9,997    300,000    52,372      52,372    300,000

                            Assuming Guaranteed
                           Charges and 10% Gross
                                  Return
                       ------------------------------
   End        Age                      Net
    of  Beginning       Policy        Cash        Net
Policy         of      Account   Surrender      Death
  Year       Year        Value       Value    Benefit
------  ---------      -------   ---------    -------
     1         30        1,534           0    300,000
     2         31        3,021       1,432    300,000
     3         32        4,623       3,145    300,000
     4         33        6,369       5,046    300,000
     5         34        8,242       7,073    300,000
     6         35       10,246       9,231    300,000
     7         36       12,392      11,531    300,000
     8         37       14,685      13,978    300,000
     9         38       17,134      16,581    300,000
    10         39       19,749      19,351    300,000
    15         44       36,084      36,084    300,000
    20         49       59,024      59,024    300,000
    25         54       90,872      90,872    300,000
    30         59      135,241     135,241    300,000

IT IS EMPHASIZED THAT THE HYPOTHETICAL RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL RESULTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER, THE FREQUENCY OF THE PREMIUM PAYMENTS CHOSEN BY A POLICYOWNER, THE INVESTMENT EXPERIENCE OF THE POLICY'S VARIABLE INVESTMENT OPTIONS AND THE RATE OF INTEREST PAID ON AMOUNTS HELD IN THE FIXED-RATE OPTION. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% AND 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE AND BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR OTHER POLICY TRANSACTIONS WERE EFFECTED DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GIAC OR THE MUTUAL FUNDS THAT THE ILLUSTRATED HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THE RECALCULATED BASIC SCHEDULED PREMIUM (ROUNDED TO THE NEAREST DOLLAR) AT ATTAINED AGE 75 WOULD BE $22,410 ASSUMING THE 0% RETURN; $18,137 ASSUMING 6% RETURN AND $2,139, ASSUMING THE 10% RETURN.


-------------
66 PROSPECTUS                                                         APPENDICES
-------------

The Guardian Insurance & Annuity Company, Inc.


APPENDIX C


                 Male Issue Age 30, Preferred Underwriting Risk

                              $300,000 Face Amount

                             Death Benefit Option 2

                        Basic Scheduled Premium = $2,139

            These values reflect CURRENT cost of insurance and other
                charges Using the Cash Value Accumulation Test as
            defined under Section 7702 of the Internal Revenue Code.

                                                Assuming Current                 Assuming Current
                                              Charges and 0% Gross             Charges and 6% Gross
                                                     Return                           Return
                               Premiums    -----------------------------   ------------------------------
   End        Age           Accumulated                   Net                              Net
    of  Beginning                 At 5%     Policy       Cash        Net    Policy        Cash        Net
Policy         of     Net      Interest    Account  Surrender      Death   Account   Surrender      Death
  Year       Year  Outlay      Per Year      Value      Value    Benefit     Value       Value    Benefit
------  ---------  ------   -----------    -------  ---------    -------   -------   ---------    -------
     1         30   2,139         2,246      1,376          0    300,000     1,474           0    300,000
     2         31   2,139         4,604      2,719      1,130    300,000     3,001       1,412    300,000
     3         32   2,139         7,080      4,036      2,559    300,000     4,592       3,114    300,000
     4         33   2,139         9,680      5,397      4,073    300,000     6,319       4,995    300,000
     5         34   2,139        12,410      6,725      5,556    300,000     8,111       6,942    300,000
     6         35   2,139        15,277      8,021      7,006    300,000     9,971       8,956    300,000
     7         36   2,139        18,287      9,293      8,433    300,000    11,911      11,050    300,000
     8         37   2,139        21,447     10,514      9,807    300,000    13,905      13,199    300,000
     9         38   2,139        24,765     11,677     11,125    300,000    15,950      15,398    300,000
    10         39   2,139        28,249     12,791     12,393    300,000    18,056      17,657    300,000
    15         44   2,139        48,464     17,954     17,954    300,000    29,959      29,959    300,000
    20         49   2,139        74,264     22,002     22,002    300,000    44,115      44,115    300,000
    25         54   2,139       107,193     23,056     23,056    300,000    59,233      59,233    300,000
    30         59   2,139       149,218     20,910     20,910    300,000    75,377      75,377    300,000

                             Assuming Current
                           Charges and 10% Gross
                                  Return
                       ------------------------------
   End        Age                      Net
    of  Beginning       Policy        Cash        Net
Policy         of      Account   Surrender      Death
  Year       Year        Value       Value    Benefit
------  ---------      -------   ---------    -------
     1         30        1,540           0    300,000
     2         31        3,197       1,608    300,000
     3         32        4,989       3,511    300,000
     4         33        6,999       5,675    300,000
     5         34        9,167       7,998    300,000
     6         35       11,508      10,492    300,000
     7         36       14,042      13,181    300,000
     8         37       16,759      16,053    300,000
     9         38       19,668      19,116    300,000
    10         39       22,794      22,396    300,000
    15         44       42,790      42,790    300,000
    20         49       72,302      72,302    305,402
    25         54      114,272     114,272    329,372
    30         59      174,776     174,776    370,076

IT IS EMPHASIZED THAT THE HYPOTHETICAL RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL RESULTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER, THE FREQUENCY OF THE PREMIUM PAYMENTS CHOSEN BY A POLICYOWNER, THE INVESTMENT EXPERIENCE OF THE POLICY'S VARIABLE INVESTMENT OPTIONS, AND THE RATE OF INTEREST PAID ON AMOUNTS HELD IN THE FIXED-RATE OPTION. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% AND 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE AND BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR OTHER POLICY TRANSACTIONS WERE EFFECTED DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GIAC OR THE MUTUAL FUNDS THAT THE ILLUSTRATED HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THE RECALCULATED BASIC SCHEDULED PREMIUM (ROUNDED TO THE NEAREST DOLLAR) AT ATTAINED AGE 75 WOULD BE $21,323 ASSUMING THE 0% RETURN; $6,056 ASSUMING 6% RETURN AND $2,139, ASSUMING THE 10% RETURN.


                                                                   -------------
APPENDICES                                                         PROSPECTUS 67
                                                                   -------------

The Guardian Insurance & Annuity Company, Inc.


APPENDIX C


                 Male Issue Age 30, Preferred Underwriting Risk

                              $300,000 Face Amount

                             Death Benefit Option 2

           These values reflect GUARANTEED cost of insurance and other charges Using the Cash Value Accumulation Test as
            defined under Section 7702 of the Internal Revenue Code.

                                               Assuming Guaranteed              Assuming Guaranteed
                                              Charges and 0% Gross             Charges and 6% Gross
                                                     Return                           Return
                               Premiums    -----------------------------   ------------------------------
   End        Age           Accumulated                   Net                              Net
    of  Beginning                 At 5%     Policy       Cash        Net    Policy        Cash        Net
Policy         of     Net      Interest    Account  Surrender      Death   Account   Surrender      Death
  Year       Year  Outlay      Per Year      Value      Value    Benefit     Value       Value    Benefit
------  ---------  ------   -----------    -------  ---------    -------   -------   ---------    -------
     1         30   2,139         2,246      1,371          0    300,000     1,469           0    300,000
     2         31   2,139         4,604      2,553        964    300,000     2,829       1,240    300,000
     3         32   2,139         7,080      3,709      2,231    300,000     4,242       2,764    300,000
     4         33   2,139         9,680      4,856      3,533    300,000     5,726       4,402    300,000
     5         34   2,139        12,410      5,968      4,799    300,000     7,257       6,087    300,000
     6         35   2,139        15,277      7,037      6,022    300,000     8,829       7,814    300,000
     7         36   2,139        18,287      8,065      7,204    300,000    10,445       9,584    300,000
     8         37   2,139        21,447      9,046      8,339    300,000    12,100      11,394    300,000
     9         38   2,139        24,765      9,977      9,425    300,000    13,793      13,241    300,000
    10         39   2,139        28,249     10,856     10,458    300,000    15,522      15,124    300,000
    15         44   2,139        48,464     14,656     14,656    300,000    24,964      24,964    300,000
    20         49   2,139        74,264     16,717     16,717    300,000    35,157      35,157    300,000
    25         54   2,139       107,193     15,866     15,866    300,000    45,007      45,007    300,000
    30         59   2,139       149,218      9,997      9,997    300,000    52,372      52,372    300,000

                            Assuming Guaranteed
                           Charges and 10% Gross
                                  Return
                       ------------------------------
   End        Age                      Net
    of  Beginning       Policy        Cash        Net
Policy         of      Account   Surrender      Death
  Year       Year        Value       Value    Benefit
------  ---------      -------   ---------    -------
     1         30        1,534           0    300,000
     2         31        3,021       1,432    300,000
     3         32        4,623       3,145    300,000
     4         33        6,369       5,046    300,000
     5         34        8,242       7,073    300,000
     6         35       10,246       9,231    300,000
     7         36       12,392      11,531    300,000
     8         37       14,685      13,978    300,000
     9         38       17,134      16,581    300,000
    10         39       19,749      19,351    300,000
    15         44       36,084      36,084    300,000
    20         49       59,024      59,024    300,000
    25         54       90,823      90,823    305,923
    30         59      134,108     134,108    329,408

IT IS EMPHASIZED THAT THE HYPOTHETICAL RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL RESULTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER, THE FREQUENCY OF THE PREMIUM PAYMENTS CHOSEN BY A POLICYOWNER, THE INVESTMENT EXPERIENCE OF THE POLICY'S VARIABLE INVESTMENT OPTIONS, AND THE RATE OF INTEREST PAID ON AMOUNTS HELD IN THE FIXED-RATE OPTION. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% AND 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE AND BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR OTHER POLICY TRANSACTIONS WERE EFFECTED DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GIAC OR THE MUTUAL FUNDS THAT THE ILLUSTRATED HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THE RECALCULATED BASIC SCHEDULED PREMIUM (ROUNDED TO THE NEAREST DOLLAR) AT ATTAINED AGE 75 WOULD BE $22,410 ASSUMING THE 0% RETURN; $18,137 ASSUMING 6% RETURN AND $2,139, ASSUMING THE 10% RETURN.


-------------
68 PROSPECTUS                                                         APPENDICES
-------------

--------------------------------------------------------------------------------
TABLE OF CONTENTS FOR STATEMENT OF
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

      ABOUT GIAC

      ADDITIONAL INFORMATION ABOUT THE POLICY

      ADDITIONAL INFORMATION ABOUT CHARGES

      PERFORMANCE INFORMATION

      ADDITIONAL INFORMATION

      FINANCIAL STATEMENTS OF THE GUARDIAN SEPARATE ACCOUNT K

      CONSOLIDATED FINANCIAL STATEMENTS OF THE GUARDIAN
      INSURANCE & ANNUITY COMPANY, INC.

      APPENDIX A -- INVESTMENT PERFORMANCE OF THE FUNDS

      APPENDIX B -- USES OF LIFE INSURANCE


                                                                   -------------
OTHER INFORMATION                                                  PROSPECTUS 69
                                                                   -------------

--------------------------------------------------------------------------------
BACK COVER PAGE
--------------------------------------------------------------------------------

WHERE TO GET MORE INFORMATION

Our Statement of Additional Information (SAI) has more details about the policy described in this prospectus and is incorporated into this prospectus by reference. If you would like a free copy, please call us toll-free at 1-800-441-6455, or write to us at the following address:

The Guardian Insurance & Annuity Company, Inc.
Customer Service office
Box 26125
Lehigh Valley, Pennsylvania 18002

Information about us (including the SAI), is also available on the SEC's Internet site at www.sec.gov, or can be reviewed and copies made at or ordered from (for a fee) the SEC's Public Reference Room, 450 Fifth St., NW, Washington, D.C. 20549-0102. (Direct questions to the SEC at 202-942-8090).

HOW TO COMMUNICATE WITH US

We cannot act on any request (except for proper telephone transfer requests) unless it is received in writing at our customer service office, in a form acceptable to us. Your request must include:

o     your policy number

o     the full name of all policyowners

o     the full name of the insured, and

o     your current address.

Our address for regular mail is:
  The Guardian Insurance & Annuity Company, Inc.
  P.O. Box 26125
  Lehigh Valley, PA 18002-6125

Our address for registered, certified or express mail is:
  The Guardian Insurance & Annuity Company, Inc.
  3900 Burgess Place
  Bethlehem, PA 18017

If you need information on your policy, or a personalized illustration, contact your registered representative, or call us at 1-800-441-6455 between 8 a.m. and 6 p.m. Eastern time or write us at the above address.

Current policyowners should contact their registered representative for current personalized illustrations.

Investment Company Act File No. 811-08736


-------------
70 PROSPECTUS                                                         APPENDICES
-------------

--------------------------------------------------------------------------------

  [LOGO]

GUARDIAN(SM)

The Guardian
Insurance & Annuity
Company, Inc.
7 Hanover Square
New York, NY 10004-2616

Visit our Web site: www.glic.com

Executive offices:
7 Hanover Square
New York, NY 10004

Customer Service office:
P.O. Box 26125
Lehigh Valley, PA 18002-6125
1(800) 441-6455

The Park Avenue Life Series(R) insurance policies are issued by The Guardian Insurance & Annuity Company, Inc. (GIAC), a Delaware corporation, and distributed by Guardian Investor Services LLC (GIS)(R). GIS and GIAC are located at 7 Hanover Square, New York, NY 10004, 1(800) 441-6455. GIS and GIAC are wholly owned subsidiaries of The Guardian Life Insurance Company of America, New York, NY.

GIS is a member of NASD, SIPC.

Pub. 3485 5/03

PARK AVENUE LIFE


Issued Through The Guardian Separate Account K of
The Guardian Insurance &Annuity Company, Inc.

Statement of Additional Information dated May 1, 2003


This Statement of Additional Information is not a prospectus but should be read in conjunction with the current Prospectus for The Guardian Separate Account K (marketed under the name "Park Avenue Life") dated May 1, 2003.


A free Prospectus is available upon request by writing or calling:

                 The Guardian Insurance & Annuity Company, Inc.
                             Customer Service Office
                                 P.O. Box 26125
                        Lehigh Valley, Pennsylvania 18002
                                 1-800-441-6455

Read the prospectus before you invest. Terms used in this Statement of Additional Information shall have the same meaning as in the Prospectus.

                    TABLE OF CONTENTS

                                                                            Page
                                                                            ----

                    About GIAC .........................................    B-2

                    Additional Information About the Policy ............    B-2

                    Additional Information About Charges ...............    B-9

                    Performance Information ............................    B-10

                    Additional Information .............................    B-10

                    Financial Statements of The Guardian
                    Separate Account K .................................    B-12

                    Consolidated Financial Statements of The
                    Guardian Insurance & Annuity Company, Inc. .........    B-48

                    Appendix A - Investment Performance of
                    the Funds ..........................................    B-66

                    Appendix B - Uses of Life Insurance ................    B-68


EB-013286  5/03

ABOUT GIAC

Your Park Avenue Life policy is issued, through its Separate Account K (Separate Account or Separate Account K), by The Guardian Insurance & Annuity Company, Inc. (GIAC), a Delaware stock insurance company formed in 1970. GIAC is licensed to sell life insurance and annuities in all 50 states of the United States of America and the District of Columbia. As of December 31, 2002, our total assets (gaap basis) exceeded $8.8 billion.

We are wholly owned by The Guardian Life Insurance Company of America (Guardian
Life), a mutual life insurance company organized in the State of New York in 1860. As of December 31, 2002, Guardian Life had total assets (GAAP basis) in excess of $34 billion. The offices of both Guardian Life and GIAC are located at 7 Hanover Square, New York, New York 10004.

Both Guardian Life and GIAC have consistently received exemplary ratings from Moody's Investors Service, Inc., Standard & Poor's Corporation, Duff & Phelps and A.M. Best. These ratings may change at any time, and only reflect GIAC's ability to meet its insurance-related obligations and the guaranteed return on the fixed-rate option. These ratings do not apply to the variable investment options, which are subject to the risks of investing in any securities. Guardian Life does not issue the Park Avenue Life policies, and does not guarantee the benefits provided by the policy.

The Guardian Separate Account K was established by GIAC's Board of Directors on November 18, 1993 under the insurance laws of the State of Delaware. It is registered with the SEC as a unit investment trust.

ADDITIONAL INFORMATION ABOUT THE POLICY

Issuing the Policy

If you already own certain fixed-benefit life insurance policies issued by us or by Guardian Life, you may be able to buy a Park Avenue Life policy without having to meet our insurance requirements again. You can do this by exchanging your current policy for a Park Avenue Life policy or if your fixed-benefit policy contains a rider to permit you to purchase a Park Avenue Life policy. You may also be able to convert to a Park Avenue Life policy if your existing policy contains appropriate riders. In this case you may have to meet minimal insurance requirements.

If you have a convertible term policy, or a whole life policy with a convertible term rider, you may receive a credit of up to one basic scheduled premium if you convert it to a Park Avenue Life policy.

Changing Your Death Benefit Option

If you are changing your death benefit from Option 1 to Option 2, the insured will have to meet our insurance requirements for issuing a policy at the time of the change. This is because the change will increase your death benefit by any positive amount by which the policy account value exceeds your policy's benchmark value on the date the change takes effect. Your death benefit will decrease by this amount if you change from Option 2 to Option 1.

Net investment factor


We calculate the unit value of each variable investment option on each business day by multiplying the option's immediately preceding unit value by the net investment factor for the valuation period. We calculate the net investment factor as follows on each valuation period:

o the net asset value of one share of the mutual fund corresponding to the variable investment option at the close of the current valuation date, plus

o the amount per share of any dividends or capital gains distributed by the fund on that valuation date, divided by

o the net asset value of one share of the same mutual fund for the immediately preceding valuation period, minus.

o the total daily charges we deduct from the Separate Account to cover mortality and expense risks, which will not exceed .00002477% per day or 0.90% annually, and any federal, state or local taxes.

Currently, we do not make daily deductions from the Separate Account to cover income taxes.


The prospectuses for each fund describe how they calculate the net asset values of their mutual fund shares.


-----
 B-2                                                            PARK AVENUE LIFE
-----

Decreasing the face amount

A partial withdrawal may also result in a reduction in your policy's face amount. See Partial Withdrawals.


Your death benefit option will determine how your policy is affected by a reduction in the face amount due to a partial withdrawal:

o under Option 1, a partial withdrawal will typically cause an immediate reduction in your policy's face amount


o under Option 2, a partial withdrawal will not reduce your policy's face amount so long as your policy account value is higher than the current benchmark value. However, the amount of your death benefit will decline with each partial withdrawal.


When you reduce your policy's face amount, we reduce the premiums, benefits and certain charges that are calculated using the face amount. These include:

o     your basic scheduled premium


o     your policy's benchmark values

o     surrender charges


o     policy account value


o     your monthly deductions


o     the variable insurance amount, and

o any additional rider coverage (if the resulting death benefit for a rider is less than the minimum issue amount, we will terminate the rider).

We will send you new policy pages reflecting the changes resulting from your reduction in the face amount.


Reducing the face amount of your policy may have tax consequences, including possibly causing it to be considered a modified endowment contract under the Internal Revenue Code. A decrease in face amount also may reduce the federal tax law limits on what you can put into the policy. In those cases, you may need to have a portion of the policy's cash value paid to you to comply with federal tax laws. See Tax considerations.


You cannot increase the face amount of your Park Avenue Life policy.


Dollar Cost Averaging

The amount of your monthly transfer under this option must be at least $100 for each variable investment option you wish to invest in and it must remain in effect for at least 12 months. Amounts will be transferred automatically on each monthly date from The Guardian Cash Fund into the variable investment option or options you have chosen.

Before the program can begin, you must submit an authorization form. Your policy account value in The Guardian Cash Fund also must equal your monthly transfer amount multiplied by the number of months you have chosen (for example, $100 per month x 12 months = $1,200). We will tell you if you have not met this requirement, and will not begin the program until you have. You can extend the dollar cost aversaging program beyond the initial number of months chosen by adding to your policy account value in The Guardian Cash Fund.

We will stop your dollar cost averaging program when:

o the period of time listed on your dollar cost averaging authorization form ends,

o your policy account value in The Guardian Cash Fund is insufficient to cover your monthly investment in the variable investment options you have chosen. If this happens we will divide what you have in the variable investment option invested in The Guardian Cash Fund proportionately among the variable investment options you have chosen, leaving a balance of zero in The Guardian Cash Fund,

o you tell us in writing to end the program, and we receive this notice at least three valuation dates before the next scheduled transfer, or



                                                                           -----
STATEMENT OF ADDITIONAL INFORMATION                                         B-3
                                                                           -----

o     your policy lapses or you surrender it, or

o     a policy value option takes effect.

You may change your transfer instructions or reinstate the dollar cost averaging program, subject to the rules above, if we receive a new authorization form at least three valuation dates before your policy's next monthly date.

More detailed information about our dollar cost averaging program is available upon request from our customer service office.

Policy Value Options

Policy Value Option A (non-participating fixed benefit extended term insurance) is the automatic option if you do not request payment of your net cash surrender value, reinstate your policy, or choose another option. It provides coverage for a limited term. It is not available if your policy was issued in premium class 3 or higher, if we have imposed temporary rating charges. No further premiums will be due, no unscheduled payments or partial withdrawals will be permitted and no further monthly deductions will be taken when Option A is in force.


Policy Value Option B (non-participating fixed reduced paid up insurance) will be used if you do not qualify for Option A, or if Option B would provide the same or greater insurance coverage than Option A. It provides lifetime coverage. If this option is used, the net cash surrender value of your policy is transferred irrevocably to the fixed-rate option. No further premiums will be due and no unscheduled payments are permitted under Policy Value Option B. We will deduct the monthly cost of insurance charge from the fixed-rate option when Option B is in force.


Policy Value Option C (non-participating variable reduced paid-up insurance) continues coverage for the lifetime of the insured. Because this option allows you to invest in both the variable and fixed-rate investment options, your death benefit may reflect the performance of the variable investment options.

The initial death benefit is the coverage you could have bought for the policy's cash surrender value for the attained age, sex and premium class of the insured.

To qualify for Option C, the insured under your policy must have been in a standard or better premium class when the policy was issued, the policy must have been in force for at least one policy year, and your cash surrender value must be at least $10,000 on the default date. If you apply for Option C and do not qualify, you will be provided coverage under Policy Value Option B.


Under Option C, you may continue to make transfers among the variable investment options and the fixed-rate option, as with your original Park Avenue Life policy. Unlike your original policy, this option does not have a guaranteed minimum death benefit. If your variable investment options perform poorly, or if you take partial withdrawals or loans from Option C, the death benefit may be reduced or eliminated. If the cash value of your policy declines to zero, there will be no death benefit and this option will lapse.

You do not make premium payments and you cannot make unscheduled payments under Option C. We will deduct the monthly cost of insurance charge, any loan interest charges, and any transfer charges, from the value of your Option C policy. If your policy had outstanding loans or interest when it lapsed, you may ask us to deduct these from the value of the investments held in your policy before we transfer your investments to the fixed rate option. If you choose not to repay any outstanding loans or interest when this option takes effect, or if you take out new loans, these will be governed by your Park Avenue Life policy's rules regarding policy loans.

Payment options


Under Payment Option 1, we will hold the proceeds and make monthly interest payments at a guaranteed annual rate of 3%. We will calculate any additional interest that is to be paid annually, and add it to our monthly interest payment.



-----
 B-4                                                            PARK AVENUE LIFE
-----

Under Payment Option 2, we will make monthly payments of a specified amount until the proceeds and interest are fully paid. At least 10% of the original proceeds must be paid each year. Guaranteed interest of 3% will be added to the proceeds each year. We will make annual payments of any additional interest that we owe you.

Under Payment Option 3, we will make monthly payments for a specified number of years. The amount of the minimum payments will include interest at 3% per year. We will make annual payments of any additional interest that we owe you.


Under Payment Option 4, we will make monthly payments for the longer of the life of the payee or 10 years. The minimum amount of each payment will include interest at 3% per year.

Under Payment Option 5, we will make monthly payments until the amount paid equals the proceeds settled, and for the remaining life of the payee. The minimum amount of each payment will include interest at 3% per year.

Under Payment Option 6, we will make monthly payments for 10 years and for the remaining life of the last surviving of two payees. The minimum amount of each payment will include interest at 3% per year.

Payment option tables for Options 4, 5 and 6 are based on the Annuity 2000 Mortality Tables (male and female) projected 20 years to the year 2020 by 100% of the male scale G Factors (for males) and 50% of the female scale G Factors (for females).


Assigning the rights to your policy


You may assign the rights under your Park Avenue Life policy to another person or business. This is often done, for example, to secure a loan. We will only be bound by such an agreement when we have received a copy of the assignment papers, signed by you, as well as the business or person to whom you are assigning your rights, and your policy's beneficiaries, if applicable. Assignments are subject to all payments made or actions we have taken on or before the date we receive the assignment papers. We are not responsible for determining whether the transfer of your policy's rights is legally valid.

The entity or person to whom you assign your rights may exercise all rights granted under the policy except the right to:

o     change the policyowner or beneficiary

o     change a payment option, and

o direct where your net premiums will be invested or make transfers among the fixed-rate and variable investment options.

Modifying the policy

Only the President, a Vice President, or the Secretary of GIAC may make or modify this policy. No agent has the authority to:

o     change this policy

o     waive any provision of this policy or any of GIAC's requirements; or

o     waive an answer to any question in the application(s).

GIAC will not be bound by any promise or statement made by any agent or other person except as stated above.

Other policies

We offer other variable life insurance policies that have different death benefits, policy features, and optional programs. However, these other policies also have different charges that would affect the performance of the investment divisions of the Separate Account in which you invest, as well as your policy account value. To obtain more information about these other policies, contact our customer service office or your registered representative.


                                                                           -----
STATEMENT OF ADDITIONAL INFORMATION                                         B-5
                                                                           -----

Distribution of the policy and other contractual arrangements

We have an agreement with Guardian Investor Services LLC (GIS) for GIS to act as the principal underwriter of the VUL policies, as well as the other variable life insurance policies and variable annuity contracts that we offer. GIS is a broker-dealer registered under the Securities and Exchange Act of 1934, and a member of the NASD. Under this agreement we paid through GIS for the sale of products issued by the Separate Account a total of $3,728,067 in 2000, $3,315,588 in 2001, and $2,574,795 in 2002. GIS did not retain any of such commissions. GIS is a Delaware corporation organized on December 19, 2001; it is a wholly-owned subsidiary of GIAC and is located at 7 Hanover Square, New York, New York 10004.

The offering of the policies is continuous, and we do not anticipate discontinuing offering the policies. However, we reserve the right to discontinue the offering at any time. We intend to recoup commissions and other sales expenses through fees and charges imposed under the policy. Commissions paid on the policy, including other incentives or payments, are not charged directly to the policyowners or the Separate Account.

Agents and commissions

GIAC agents who are licensed by state insurance authorities to sell variable life insurance policies must also be registered representatives of GIS, or of broker-dealer firms which have entered into agreements with GIAC and GIS to sell Park Avenue Life policies, which may include our affiliate Park Avenue Securities LLC.

The Prospectus contains information regarding the aggregate dollar amounts of commissions paid to GIAC agents. Information on how to obtain a Prospectus is available on the cover page of this SAI.

Because registered representatives also are GIAC agents, they are eligible for additional compensation in the form of commission overrides, expense allowances, bonuses, wholesaler fees and training allowances. In addition, agents may qualify for non-cash compensation such as expense-paid trips or educational seminars.

If you return your policy under the right to cancel provisions, the agent may have to return some or all of any commissions we have paid.

Administrative services

Through an agreement with our parent company, Guardian Life, to carry out the administration of Park Avenue Life policies, we are billed quarterly for the time that their staff spends on GIAC business, and for the use of their centralized services and sales force.

Other agreements

We have entered into several other agreements, including:

o an agreement with Value Line, Inc. under which we are compensated for marketing the Value Line Centurion Fund and the Value Line Strategic Asset Management Trust to our policyowners, and


o agreements with MFS, AIM, American Century, Davis, Fidelity, Janus, Value Line and AllianceBernstein under which we are compensated for certain distribution and/or administrative costs and expenses connected to the offering and sale of their funds to our policyholders. The amount we receive is based on a percentage of assets under management. We may receive 12 b-1 fees from the funds.



-----
 B-6                                                            PARK AVENUE LIFE
-----

Special provisions for group or sponsored arrangements

Where state insurance laws allow us to, we may sell Park Avenue Life policies under a group or sponsored arrangement.

A group arrangement is one in which a group of individuals is covered under a single policy. This might be arranged, for example, by an employer, a trade union, or a professional association.

A sponsored arrangement is one in which we are allowed to offer members of a group, such as employees of a company or members of an association, insurance policies on an individual basis.

We may reduce or eliminate certain deductions and charges outlined in this prospectus for policies bought under group or sponsored arrangements including policies issued in connection with certain business insurance arrangements. We may, for instance, sell policies without surrender charges and/or with reduced or eliminated fees and charges to employees, officers, directors and agents of Guardian Life and its subsidiaries and their immediate family members. We may reduce or waive policy charges and deductions in accordance with the rules in effect as of the date an application for a policy is approved. In addition, GIAC may permit groups and persons purchasing under a sponsored arrangement to apply for simplified issue and multi-life underwriting. To qualify for a reduction in the policy's charges or deductions certain criteria must be met. These may include:

o     the size of the group

o     the expected number of participants

o     the expected amount of premium payments


The amount of any reduction in charges or deductions and the criteria to qualify for a reduction will reflect our reduced cost of selling and/or maintaining the policies in group or sponsored arrangements.

From time to time we may change the amount of any reduction in charges or deductions, or the criteria that a group must meet to qualify for these reductions. Any change will be made on a non-discriminatory basis.

ADDITIONAL INFORMATION ABOUT CHARGES

Cost of insurance charge

Changes in the health of the insured will not cause your cost of insurance charge to increase. Increases in the cost of insurance rates are not made to an individual policy, but are made equally to all policies where the insured people are of the same attained age, sex, policy or segment duration, and premium class. We will increase this charge when we expect:


o     a higher number of deaths among people in a certain group

o     higher expenses or federal income taxes

o a higher number of policies that are allowed to lapse by their policyowners

o     an increase in state or local premium taxes

o     lower earnings in our general account


Generally, as your net amount at risk increases or decreases each month (for example, due to payments you make or policy transactions you request), so will your cost of insurance charges. If you choose death benefit Option 1, paying policy premiums and making unscheduled payments may reduce your policy's net amount at risk by increasing the policy account value, assuming that your investments do not fall in value. If you choose death benefit Option 2, paying policy premiums and making unscheduled payments may have the result of increasing your death benefit over the face amount, in which case they will not affect your policy's net amount at risk.


PERFORMANCE INFORMATION

Average annual total return information for the mutual funds is set forth in Appendix A to this Statement of Additional Information. The information presented was provided by the respective mutual funds. We have not independently verified such performance idea.


                                                                           -----
STATEMENT OF ADDITIONAL INFORMATION                                         B-7
                                                                           -----

ADDITIONAL INFORMATION


Communications we'll send you

Shortly after your policy anniversary each year, we will send you an updated statement showing the following information:

o     the amount of your current death benefit

o the instructions we have on file regarding where to invest your net premiums, and how much you have invested in each of the allocation options

o your policy account value, cash surrender value and net cash surrender value

o the amount you have paid in policy premiums and the charges that we have deducted, since the last anniversary of your policy

o a summary of any transfers or partial withdrawals, loans or loan repayments that you have made since your last annual statement

o     the total of any outstanding policy debt that you owe us, and

o     the interest rate for allocations to the fixed-rate option.

Twice a year we will send you reports containing the financial statements of the underlying funds. Of these reports, the annual reports will contain audited financial statements.

We will confirm in writing receipt of your policy premiums and any transfers or other transactions. We will also write you to request a premium or loan repayment to keep your policy from lapsing.

If several members of the same household own a Park Avenue Life policy, we may send only one annual report, semi-annual report, and prospectus to that address unless you instruct us otherwise. You may receive additional copies by calling or writing our customer service office.

Advertising practices

In our advertisements and sales materials for Park Avenue Life policies we may include:

o articles or reports on variable life insurance in general, or Park Avenue Life specifically, and any other information published in business or general information publications

o relevant indices or rankings of investment securities or similar groups of funds

o comparisons of the variable investment options with the mutual funds offered through the separate accounts of other insurance companies, or those with similar investment objectives and policies, and

o comparisons with other investments, including those guaranteed by various governments.

We may use the past performance of the variable investment options and funds to promote the policies. This data is not indicative of the performance of the funds or the policies in the future or the investment experience of individual policyowners.

We may feature individual funds and their managers, and describe the asset levels and sales volumes of GIAC, GIS and others in the investment industry. We may also refer to past, current, or prospective economic trends and investment performance, and any other information that may be of interest.


-----
 B-8                                                            PARK AVENUE LIFE
-----

Financial Statements

The GIAC consolidated financial statements contained in this Statement of Additional Information should only be used to determine our ability to meet our obligations under the Park Avenue Life policies, and not as an indication of the investment experience of the Separate Account.

Experts

The consolidated financial statements of GIAC as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002 and the financial statements of the Separate Account as of December 31, 2002 and for the periods ended December 31, 2002 and 2001 included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP is located at 1177 Avenue of the Americas, New York, New York 10036.


The actuarial matters contained in this prospectus have been examined by Charles
G. Fisher, FSA, MAAA, Vice President and Actuary of GIAC. His opinion on actuarial matters is filed as an exhibit to the registration statement filed with the Securities and Exchange Commission.



                                                                           -----
STATEMENT OF ADDITIONAL INFORMATION                                         B-9
                                                                           -----

--------------------------------------------------------------------------------
APPENDIX A
--------------------------------------------------------------------------------

Investment performance of the funds

The table below shows the average annual total returns for the mutual funds for years ended December 31, 2002. The performance figures reflect the deduction of fund investment advisory fees and operating expenses, and assume that any dividends and capital gains are reinvested in the fund. These figures do not reflect how the funds' investment performance will affect the value of your policy, because they do not take into account the insurance and other charges we deduct from your policy. If these charges were taken into account, total returns for each fund would be lower. Also, past returns should not be used to predict future performance. Total returns for The Guardian Cash Fund are not presented here.

                                                   Years ended December 31, 2002
                                                --------------------------------
                                                                        10 Years
                                                                        or since
Fund name                                                             inception,
and inception date                              1 Year    5 Years        if less
--------------------------------------------------------------------------------
The Guardian Stock Fund
(4/13/83)
--------------------------------------------------------------------------------
The Guardian VC 500 Index Fund
(9/13/99)
--------------------------------------------------------------------------------
The Guardian Small Cap Stock Fund
(7/16/97)
--------------------------------------------------------------------------------
The Guardian Bond Fund
(5/1/83)
--------------------------------------------------------------------------------
The Guardian VC Asset Allocation Fund
(9/15/99)
--------------------------------------------------------------------------------
Baillie Gifford International Fund
(2/8/91)
--------------------------------------------------------------------------------
Baillie Gifford Emerging Markets Fund
(10/17/94)
--------------------------------------------------------------------------------
Value Line Centurion Fund
(11/15/83)
--------------------------------------------------------------------------------
Value Line Strategic Asset Management Trust
(10/1/87)
--------------------------------------------------------------------------------
Gabelli Capital Asset Fund
(5/1/95)
--------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund
(Series 1) (5/5/93)
--------------------------------------------------------------------------------
AIM V.I. Global Utilities Fund
(Series 1) (5/2/94)
--------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund
(Series 1) (5/5/93)
--------------------------------------------------------------------------------
Fidelity VIP High Income Portfolio
(Initial Class) (9/19/85)
--------------------------------------------------------------------------------
Fidelity VIP Index 500 Portfolio
(Initial Class) (8/27/92)
--------------------------------------------------------------------------------
Fidelity VIP Contrafund Portfolio
(Initial Class) (1/3/95)
--------------------------------------------------------------------------------
Fidelity VIP Equity-Income Portfolio
(Initial Class) (10/9/86)
--------------------------------------------------------------------------------
Fidelity VIP Growth Opportunities Portfolio
(Initial Class)) (1/3/95)
--------------------------------------------------------------------------------
American Century VP Value Fund
(Class 1) (5/1/96)
--------------------------------------------------------------------------------


------
 B-64                                                                APPENDICIES
------

The Guardian Insurance & Annuity Company, Inc.

APPENDIX B

USES OF LIFE INSURANCE

                                                   Years ended December 31, 2002
                                                --------------------------------
                                                                        10 Years
                                                                        or since
Fund name                                                             inception,
and inception date                              1 Year    5 Years        if less
--------------------------------------------------------------------------------
American Century VP International Fund
(Class 1)(5/1/94)
--------------------------------------------------------------------------------
Janus Aspen Mid Cap Growth Portfolio
(formerly Aggressive Growth Portfolio)
(Institutional Shares) (9/13/93)
--------------------------------------------------------------------------------
Janus Aspen Capital Appreciation Portfolio
(Institutional Shares) (5/1/97)
--------------------------------------------------------------------------------
Janus Aspen Growth Portfolio
(Institutional Shares) (9/13/93)
--------------------------------------------------------------------------------
Janus Aspen Worldwide Growth Portfolio
(Institutional Shares) (9/13/93)
--------------------------------------------------------------------------------
MFS Emerging Growth Series
(Initial Class) (7/24/95)
--------------------------------------------------------------------------------
MFS Investors Trust Series
(Initial Class) (10/9/95)
--------------------------------------------------------------------------------
MFS New Discovery Series
(Initial Class) (5/1/98)
--------------------------------------------------------------------------------
MFS Bond Series
(Initial Class) (10/24/95)
--------------------------------------------------------------------------------
MFS Research Series
(Initial Class) (7/26/95)
--------------------------------------------------------------------------------
MFS Total Return Series
(Initial Class) (1/3/95)
--------------------------------------------------------------------------------
AllianceBernstein Growth & Income
Portfolio (Class B) (6/1/99)
(Class A inception: 1/14/91)
--------------------------------------------------------------------------------
AllianceBernstein Premier Growth
Portfolio (Class B) (7/14/99)
(Class A inception: 6/26/92)
--------------------------------------------------------------------------------
AllianceBernstein Technology Portfolio
(Class B) (9/22/99)
(Class A inception: 1/11/96)
--------------------------------------------------------------------------------
AllianceBernstein Value Portfolio
(Class B) (5/1/01)
(Class A inception: 7/22/02)
--------------------------------------------------------------------------------

These total returns are for the funds only and do not reflect the effects of deductions from policy premiums, monthly deductions, transaction deductions or any deductions from the Separate Account. Including the effects of these deductions reduces returns under the policy. See Special terms used in this prospectus and Deductions and charges for additional information.

Notes to Investment Performance of the Funds

AllianceBernstein Growth & Income Portfolio, AllianceBernstein Premier Growth Portfolio, AllianceBernstein Technology Portfolio and AllianceBernstein Value Portfolio. With the exception of the AllianceBernstein Value Portfolio, returns stated are for Class A shares. This product makes available to policyowners only Class B shares of these portfolios. Class B shares impose an asset-based distribution fee (12b-1 fee). Returns for Class B shares would be lower because of the 12-1 fee.


                                                                          ------
APPENDICIES                                                                B-65
                                                                          ------

--------------------------------------------------------------------------------
APPENDIX B

USES OF LIFE INSURANCE
--------------------------------------------------------------------------------

Because the policy provides a death benefit and cash surrender value, the policy can be used for various individual and business planning purposes. Purchasing the policy in part for such purposes entails certain risks, particularly if the policy's cash surrender value, as opposed to its death benefit, will be the principal policy feature used for such planning purposes. If Policy Premiums are not paid, the investment performance of the Variable Investment Options to which Policy Account Value is allocated is poorer than anticipated, or insufficient cash surrender value is maintained, then the policy may lapse or may not accumulate sufficient values to fund the purpose for which the policy was purchased. Because the policy is designed to provide benefits on a long-term basis, before purchasing a policy for a specialized purpose, a purchaser should consider whether the long-term nature of the policy is consistent with the purpose for which it is being considered.

Policyowners are urged to consult competent tax advisors about the possible tax consequences of pre-death distributions from any life insurance policy, including Park Avenue Life.

The following are examples of ways in which the policy can be used to address certain financial objectives, bearing in mind that variable life insurance is not a short-term investment and that its primary purpose is to provide benefits upon the death of the insured.

Family Income Protection

Life insurance may be purchased on the lives of a family's income earners to provide a death benefit to cover final expenses, and continue the current income to the family. The amount of insurance purchase should be an amount which will provide a death benefit that when invested outside the policy at a reasonable interest rate, will generate enough money to replace the insured's income.

Estate Protection

Life insurance may be purchased by a trust on the life of a person whose estate will incur federal estate taxes upon his or her death. The amount of insurance purchased should equal the amount of the estimated estate tax liability. Upon the insured's death, the trustee could make the death proceeds available to the estate for the payment of estate taxes.

Education Funding

Life insurance may be purchased on the life of the parent(s) or primary person funding an education. The amount of insurance purchased should equal the total education cost projected at a reasonable inflation rate.

In the event of the insured's death, the guaranteed death benefit is available to help pay the education costs. If the insured lives through the education years, the cash value accumulations may be accessed to help offset the remaining education costs. Any policy loans or partial withdrawals will reduce the policy's death benefit and may have tax consequences.

Mortgage Protection

Life insurance may be purchased on the life of the person(s) responsible for making mortgage payments. The amount of insurance purchased should equal the mortgage amount. In the event of the insured's death, the guaranteed death benefit can be used to offset the remaining mortgage balance.

During the insured's lifetime, the cash value accumulations may be accessed late in the mortgage term to help make the remaining mortgage payments. Any policy loans or partial withdrawals will reduce the policy's death benefit and may have tax consequences.

Key Person Protection

Life insurance may be purchased by a business on the life of a key person in an amount equal to a key person's value, considering salary, benefits, and contribution to business profits. Upon the key person's death, the business can use the death benefit to ease the interruption of business operations and/or to provide a replacement fund for hiring a new executive.


------
 B-66                                                                APPENDICIES
------

The Guardian Insurance & Annuity Company, Inc.

APPENDIX B

USES OF LIFE INSURANCE

Business Continuation Protection

Life insurance may be purchased on the life of each business owner in an amount equal to the value of each owner's business interest. In the event of death, the guaranteed death benefit may provide the funds needed to carry out the purchase of the deceased's business interest by the business, or surviving owners, from the deceased owner's heirs.

Retirement Income

Life insurance may be purchased on the life of a family income earner during his or her working life. If the insured lives to retirement, the cash value accumulations may be accessed to provide retirement payments. In the event of the insured's death, the proceeds may be used to provide retirement income to his or her spouse. Any policy loans or partial withdrawals will reduce the policy's death benefit and may have tax consequences.

Deferred Compensation Plans

Life insurance may be purchased to fund a Deferred Compensation Plan, or Selective Incentive Plan, for key employees. A Deferred Compensation Plan, or Selective Incentive Plan, is a written agreement between an employer and an executive. The employer makes an unsecured promise to make future benefit payments to a key executive if the executive meets certain stated requirements.

Under this type of plan, a company purchases a cash value life insurance policy insuring an executive's life to
(1) informally fund the promised benefits and (2) recover its plan costs at the death of the executive. The policy cash values may be used to help pay the promised benefits to the executive. In the event that the executive dies prior to retirement, the policy death benefits can be used to fund survivor benefits.

Split Dollar Plans

Life insurance may be purchased by an employer on the life of an employee under a Split Dollar Plan. In a Split Dollar Plan, the employer advances the executive the premium on a life insurance policy. Both the employer and the executive share the cash value and death benefit under the policy. Generally, the employer has rights to the cash value and death benefit equal to its advances. The balance of the cash value and death benefit belong to the executive.

The executive receives an economic benefit for which he or she must contribute into the plan or pay income tax. The economic benefit is equal to the term value of the death benefit assuming taxation under IRS Revenue Rulings and IRC Section
72. Different results are possible if these or other code sections are applied or amended.

Executive Bonus Plans

Life Insurance may be purchased by an employee with funds provided by his or her employer for that purpose. An Executive Bonus plan involves an employer providing an executive with additional compensation to enable the executive to pay premiums on a life insurance policy. The bonus is tax deductible by the employer and received as taxable income by the executive.




                                                                          ------
APPENDICIES                                                                B-67
                                                                          ------

[LOGO]

GUARDIAN(SM)

The Guardian
Insurance & Annuity
Company, Inc.
7 Hanover Square
New York, NY 10004-2616

Visit our Web site: www.glic.com

Executive offices:
7 Hanover Square
New York, NY 10004

Customer Service office:
P.O. Box 26125
Lehigh Valley, PA 18002-6125
1(800) 441-6455


The Park Avenue Series(R) insurance policies are issued by The Guardian Insurance & Annuity Company, Inc. (GIAC), a Delaware corporation, and distributed by Guardian Investor Services LLC (GIS)(R). GIS and GIAC are located at 7 Hanover Square, New York, NY 10004, 1(800) 441-6455. GIS and GIAC are wholly owned subsidiaries of The Guardian Life Insurance Company of America, New York, NY.


GIS is a member of NASD, SIPC.

Pub. 3485  5/03

                                     PART C

ITEM 27: Exhibits

     The following exhibits:

           (a) Resolution of the Board of Directors of The Guardian Insurance & Annuity Company, Inc. establishing The
                     Guardian Separate Account K.(1)
           (b)       Custodian Agreements. Not applicable.(1)
           (c)       Distribution Agreements.(1)
           (d) Specimen of the Variable Whole Life Insurance Policy with Modified Scheduled Premiums.(1)
           (e) Form of Application for the Variable Whole Life Policy with Modified Scheduled Premiums.(1)
           (f)(i) Certificate of Incorporation of The Guardian Insurance & Annuity Company, Inc.(1)
              (ii) Certificate of Amendment of Certificate of Incorporation of The Guardian Insurance & Annuity Company, Inc.(3)
              (iii)  By-laws of The Guardian Insurance & Annuity Company,
                     Inc.(1)
           (g)       Reinsurance Agreements(5)
                     (i)    #3002
                     (ii)   #3001
           (h)       Participation Agreements(5)
                     (i)    Aim Variable Insurance Funds
                     (ii)   Fidelity Variable Insurance Products Fund
                     (iii)  Gabelli Capital Series Funds, LLP
                     (iv)   Janus Aspen Series
                     (v)    MFS Variable Insurance Trust
                     (vi)   Alliance Variable Products Series Fund, Inc.
                     (vii)  Value Line, Inc
                     (viii) American Century
           (i) Amended and Restated Agreement for Services and Reimbursement Therefor between The Guardian Life Insurance Company of America and The Guardian Insurance & Annuity Company, Inc.(1)
           (j) Powers of Attorney executed by a majority of the Board of Directors and certain principal officers of The Guardian Insurance & Annuity Company, Inc.(6)
                     (i)    Powers of Attorney for Armand M. de Palo and Dennis
                            J. Manning(3)
                     (ii) Powers of Attorney for Joseph A. Caruso and Gary B. Lenderink(4)
           (k)(i)    Opinion of Richard T. Potter, Jr., Esq.(1)
           (k)(ii)   Consent of Richard T. Potter, Jr., Esq.(6)
           (l)       Opinion and Consent of Charles G. Fisher, F.S.A., MAAA(6)
           (m)       Calculation(6)
           (n)       Consent of PricewaterhouseCoopers LLP(6)
           (o)       No financial statements are omitted
           (p)       Not applicable
           (q)       Redeemability Exemption
           (q)(i) Amended and Restated Memorandum on the Policy's Issuance, Transfer, and Redemption Procedures and on the method of computing cash adjustments upon exchange of the Policy.(5)

(1) Incorporated by reference to the Registration Statement on Form S-6 filed by the Registrant on April 30, 1998 (Registration No. 33-83412)

(2) Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form S-6 filed by the Registrant on April 21, 2000 (Registration No. 33-83412)

(3) Incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form S-6 filed by the Registrant on April 25, 2001 (Registration No. 33-83412)

(4) Incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form S-6 filed by the Registrant on April 26, 2002 (Registration No. 33-83412)

(5) Incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form S-6 filed by the Registrant on April 30, 2003.

(6)   To be filed by amendment

Item 28.          Directors and Officers of the Depositor

      The following is a list of directors and officers of The Guardian Insurance & Annuity Company, Inc. ("GIAC"), the depositor of the Registrant. The principal business address of each director and officer is 7 Hanover Square, New York, New York 10004.

              Name                      Positions with GIAC
              ----                      -------------------
              Edward K. Kane            Executive Vice President & Director
              Bruce C. Long             President & Director
              Armand M. de Palo         Director
              Dennis J. Manning         Chairman, Chief Executive Officer and
                                        Director
              Gary B. Lenderink         Director
              Robert E. Broatch         Director
              Thomas G. Sorrell         Executive Vice President & Chief
                                          Investment Officer
              Joseph A. Caruso          Senior Vice President, Corporate
                                        Secretary and Director
              Charles G. Fisher         Vice President & Actuary
              Frank L. Pepe             Vice President & Controller
              Richard T. Potter, Jr.    Vice President and Counsel
              Dennis P. Mosticchio      Vice President, Group Pensions
              Donald P. Sullivan, Jr.   Vice President
              Peggy L. Coppola          Vice President

Item 29. Persons Controlled by or under Common Control with Depositor or Registrant

      The following list sets forth the persons directly controlled by The Guardian Life Insurance Company of America ("Guardian Life"), the parent company of GIAC, the Registrant's depositor, as of December 31, 2003. Those entities that are indented under another entity are subsidiaries of that entity and, therefore, indirect subsidiaries of Guardian Life.

                                         State of                  Percent of
                                       Incorporation           Voting Securities
         Name                         or Organization                Owned
         ----                         ---------------          -----------------

The Guardian Insurance &                  Delaware                    100%
  Annuity Company, Inc.
    Guardian Investor Services LLC        Delaware                    100%
    Guardian Baillie Gifford Limited      Scotland                     51%
    Park Avenue Securities LLC            Delaware                    100%
      PAS Insurance Agency of
        Alabama, Inc.                     Alabama                     100%
      PAS Insurance Agency of
        Massachusetts, Inc.               Massachusetts               100%
      PAS Insurance Agency of
        Hawaii, Inc.                      Hawaii                      100%

Berkshire Life Insurance Company
  of America                              Massachusetts               100%

  Berkshire Equity Sales, Inc.            Massachusetts               100%

    Berkshire Life Insurance
      Agency, Inc.                        Massachusetts               100%

    Berkshire Life Insurance Agency
      of Ohio, Inc.                       Ohio                        100%

Guardian Trust Company, FSB               Federal Savings
                                          Bank                        100%

Fiduciary Insurance Company               New York                    100%
  of America

Park Avenue Life Insurance Company        Delaware                    100%
  Family Service Life
    Insurance Company                     Texas                       100%

  Sentinel American Life
    Insurance Company                     Texas                       100%
  Guardian Reinsurance Services
    Corporation                           Connecticut                 100%

Managed Dental Care, Inc.                 California                  100%

Private Healthcare Systems, Inc.          Delaware                     25% of
                                                                      Class A
                                                                    14.75% of
                                                                      Class B

First Commonwealth, Inc.                  Delaware                    100%

  First Commonwealth Limited Health       Illinois                    100%
    Services Corporation
  First Commonwealth Limited Health       Wisconsin                   100%
    Services Corporation
  First Commonwealth of Illinois, Inc.    Illinois                    100%
  First Commonwealth Reinsurance Company  Arizona                     100%
  First Commonwealth of Missouri, Inc.    Missouri                    100%
  First Commonwealth Limited Health       Michigan                    100%
    Service Corporation of Michigan
  Smileage Dental Services, Inc.          Wisconsin                   100%
  First Commonwealth Insurance Company    Illinois                    100%
  First Commonwealth Health Services
    Corporation                           Illinois                    100%

Guardian Hanover Corporation              New York                    100%

Managed DentalGuard, Inc.                 New Jersey                  100%

Managed DentalGuard, Inc.                 Texas                       100%

Innovative Underwriters, Inc.             New Jersey                  100%

The Guardian Tax-Exempt Fund              Massachusetts                90.81%
The Guardian Baillie Gifford              Massachusetts                50.36%
  International Fund
The Guardian Investment Quality           Massachusetts                30.72%
  Bond Fund
Baillie Gifford Emerging Markets Fund     Maryland                     34.63%
Baillie Gifford International Fund        Maryland                     20.15%
The Guardian Park Avenue Small Cap Fund   Massachusetts                31.06%
The Guardian Baillie Gifford              Massachusetts                52.09%
  Emerging Markets Fund
The Guardian High Yield Bond Fund         Massachusetts                85.61%
The Guardian Small Cap Stock Fund         Maryland                     68.05%
The Guardian VC Asset Allocation Fund     Maryland                     58.35%
The Guardian VC 500 Index Fund            Maryland                     69.52%
The Guardian VC High Yield Bond Fund      Maryland                     72.69%
The Guardian S&P 500 Index Fund           Massachusetts                13.96%
The Guardian Park Avenue Fund             Massachusetts                13.15%

Corporate Financial Services Inc.         Pennsylvania                100%

      The following list sets forth the entities directly controlled by GIAC for the benefit of various contract holders and, thus, indirectly controlled by Guardian Life, as of December 31, 2003:

                                                                 Approximate
                                           Place of         Percentage of Voting
                                        Incorporation         Securities Owned
         Name                          or Organization             by GIAC
         ----                          ---------------       -------------------
The Guardian Cash Fund, Inc.               Maryland                 100%
The Guardian Bond Fund, Inc.               Maryland                 100%
The Guardian Variable Contract
  Funds, Inc.                              Maryland                 100%
GIAC Funds, Inc.                           Maryland                 100%

Item 30.          Indemnification

      The By-Laws of The Guardian Insurance & Annuity Company, Inc. provide that the Company shall, to the fullest extent legally permissible under the General Corporation Law of the State of Delaware, indemnify and hold harmless officers and directors of the Corporation for certain liabilities reasonably incurred in connection with such person's capacity as an officer or director.

The Certificate of Incorporation of the Corporation includes the following provision:

      No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law; (iii) under Section 164 of the Delaware General Corporation Law, or (iv) for any transaction for which the director derived an improper personal benefit.

      Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.          Principal Underwriters

                  (a) Guardian Investor Services LLC ("GIS") is the principal underwriter of the Registrant's variable annuity contracts and it is also the principal underwriter of shares of The Guardian Bond Fund, Inc.; The Guardian Variable Contract Funds, Inc., a series fund consisting of the following four series: The Guardian Stock Fund, The Guardian VC Asset Allocation Fund, The Guardian VC High Yield Bond Fund and The Guardian VC 500 Index Fund; The Guardian Cash Fund, Inc.; The Park Avenue Portfolio, a series trust consisting of the following ten series: The Guardian Cash Management Fund, The Guardian Park Avenue Fund, The Guardian Investment Quality Bond Fund, The Guardian High Yield Bond Fund, The Guardian Tax-Exempt Fund, The Guardian Asset Allocation Fund, The Guardian Park Avenue Small Cap Fund, The Guardian Baillie Gifford International Fund, The Guardian Baillie Gifford Emerging Markets Fund, The Guardian S&P 500 Index Fund; and GIAC Funds, Inc. a series fund consisting of Baillie Gifford International Fund, Baillie Gifford Emerging Markets Fund and The Guardian Small Cap Stock Fund. All of the aforementioned funds and the series trust are registered with the SEC as open-end management investment companies under the Investment Company Act of 1940, as amended ("1940 Act"). In addition, GISC is the distributor of variable annuity and variable life insurance contracts currently offered by GIAC through its separate accounts, The Guardian/Value Line Separate Account, The Guardian Separate Account A, The Guardian Separate Account B, The Guardian Separate Account C, The Guardian Separate Account D, The Guardian Separate Account E, The Guardian Separate Account F, The Guardian Separate Account K, The Guardian Separate Account M, The Guardian Separate Account N, The Guardian Separate Account Q, Separate Account R, Separate Account 1 and Separate Account 2 which are all registered as unit investment trusts under the 1940 Act.

                  (b) The following is a list of each director and officer of GIS. The principal business address of each person is 7 Hanover Square, New York, New York 10004.

                  Name                             Position(s) with GIS
                  ----                             --------------------

                  Bruce C. Long                    President & Managing Director
                  Gary B. Lenderink                Manager
                  Armand M. de Palo                Manager
                  Dennis J. Manning                Manager
                  Robert E. Broatch                Manager
                  Frank L. Pepe                    Senior Vice President &
                                                   Controller
                  Thomas G. Sorrell                Executive Vice President &
                                                   Chief Investment Officer
                  Donald P. Sullivan, Jr.          Senior Vice President
                  Joseph A. Caruso                 Senior Vice President,
                                                   Corporate Secretary and
                                                   Manager
                  Peggy L. Coppola                 Senior Vice President
                  Richard T. Potter, Jr.           Vice President and Counsel
                  William D. Ford                  Vice President and National
                                                   Accounts Director
                  Keith Roddy                      Vice President and National
                                                   Sales Director
                  Peter M. Quinn                   Vice President, Retirement
                                                   Sales

                  (c) GIS, as the principal underwriter of the Registrant's variable life contracts received, either directly or indirectly, the following commissions or other compensation from the Registrant during the last fiscal year.

       Net Underwriting    Compensation on
        Discounts and       Redemption or      Brokerage
         Commissions        Annuitization     Commission    Compensation
       ----------------    ---------------    ----------    ------------
              N/A                N/A              N/A            N/A

Item 32.          Location of Accounts and Records

                  Most of the Registrant's accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by GIAC, the depositor, at its Customer Service Office, 3900 Burgess Place, Bethlehem, Pennsylvania 18017. Documents constituting the Registrant's corporate records are also maintained by GIAC but are located at its Executive Office, 7 Hanover Square, New York, New York 10004.

Item 33.          Management Services

                  None.

Item 34.          Fee Representation

                  The Depositor, GIAC, hereby undertakes and represents that the fees and charges deducted under the policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by GIAC.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, The Guardian Separate Account K, has duly caused this Post-Effective Amendment No. 9 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 15th of January, 2004.


                                  THE GUARDIAN SEPARATE ACCOUNT K
                                        (Name of Registrant)


                                  THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.
                                               (Name of Depositor)

                                  By:    /s/ Bruce C. Long
                                     -------------------------------------
                                             Bruce C. Long
                                             President
     Attest:    s/ Sheri L. Kocen
            ---------------------------------
                   Sheri L. Kocen

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 9 to the Registration Statement has been signed below by the following directors and principal officers of The Guardian Insurance & Annuity Company, Inc. in the capacities and on the date indicated.

       s/ Dennis J. Manning*          Chairman, Chief Executive Officer and
-----------------------------------   Director
         Dennis J. Manning
   (Principal Executive Officer)

        s/ Edward K. Kane*            Executive Vice President and Director
-----------------------------------
          Edward K. Kane


         s/ Frank L. Pepe             Vice President and Controller
-----------------------------------
           Frank L. Pepe
  (Principal Accounting Officer)

         s/ Bruce C. Long             President and Director
-----------------------------------
          Bruce C. Long
       s/ Armand M. de Palo*          Director
-----------------------------------
         Armand M. de Palo

      s/ Joseph A. Caruso*            Senior Vice President, Corporate Secretary
-----------------------------------   and Director
         Joseph A. Caruso

      s/ Gary B. Lenderink*           Director
-----------------------------------
         Gary B. Lenderink


                                      Director
-----------------------------------
         Robert E. Broatch

*By:     s/ Bruce C. Long                                 Date: January 15, 2004
      ---------------------------------
            Bruce C. Long
            President
      *Pursuant to Power of Attorney

                         The Guardian Separate Account K
                                  Exhibit Index

Exhibit Number       Description
--------------       -----------


     (k)(ii) Consent of Richard T. Potter, Jr., Esq. (to be filed by amendment)
     (l) Opinion and Consent of Charles G. Fisher, F.S.A., MAAA (to be filed by amendment)
     (m)             Calculation (to be filed by amendment)
     (n) Consent of PricewaterhouseCoopers LLP (to be filed by amendment)